Filed pursuant to Rule 497(b) under the Securities Act of 1933

File No. 333-163870

January 20, 2010

ASTON FUNDS

120 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60602

Aston Balanced Fund

Aston/Barings International Fund

Aston/Cardinal Mid Cap Value Fund

Aston Dynamic Allocation Fund

Aston/Fasciano Small Cap Fund

Aston/Fortis Real Estate Fund

Aston Growth Fund

Aston/Lake Partners LASSO Alternatives Fund

Aston/M.D. Sass Enhanced Equity Fund

Aston/Montag & Caldwell Balanced Fund

Aston/Montag & Caldwell Growth Fund

Aston/Montag & Caldwell Mid Cap Growth Fund

Aston/Neptune International Fund

Aston/New Century Absolute Return ETF Fund

Aston/Optimum Large Cap Opportunity Fund

Aston/Optimum Mid Cap Fund

Aston/River Road Dividend All Cap Value Fund

Aston/River Road Small-Mid Cap Fund

Aston/River Road Small Cap Value Fund

Aston/TAMRO Diversified Equity Fund

Aston/TAMRO Small Cap Fund

Aston/TCH Fixed Income Fund

Aston Value Fund

Aston/Veredus Aggressive Growth Fund

Aston/Veredus Select Growth Fund

(each a “Fund” and collectively, the “Funds”)

Dear Fellow Shareholder:

The Funds listed above will jointly hold a Special Meeting of Shareholders (the “Special Meeting”) on March 22, 2010, at 9:00 a.m. Eastern time, at the offices of PNC Global Investment Servicing, 4400 Computer Drive, Westborough, Massachusetts 01581-5120. The investment adviser to the Funds is Aston Asset Management LLC (“Aston”), a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). Affiliated Managers Group, Inc. (“AMG”), a diversified asset management company, has entered into a definitive agreement to acquire a majority equity interest in Aston, through the acquisition of Highbury, Aston’s parent company. The proposed transaction, which is described in detail in the enclosed materials, will not result in any material changes to Aston’s management, personnel or processes, the way in which it manages your Fund, or the fees and expenses of your Fund, or in your Fund’s subadviser.

Under applicable law, the investment advisory agreement between Aston Funds (the “Trust”), on behalf of each Fund, and Aston, will automatically terminate upon the completion of the transaction. In order for Aston to continue to serve as investment adviser to your Fund, shareholders must approve a new investment advisory agreement. If you are a shareholder of record as of the close of business on January 5, 2010, you are entitled to vote on a proposal to approve a new investment advisory agreement with Aston, which will have the effect of re-appointing Aston as the investment adviser to your Fund.

While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement/prospectus, the following is a summary of the proposals we are asking you to consider:

•	To approve a new investment advisory agreement with Aston;

•	To approve an amendment to the By-Laws of the Trust relating to the retirement age of trustees;

•	To elect ten trustees to the Board of Trustees of the Trust;

•	For Aston Balanced Fund, to approve the reorganization of your Fund into Aston/Montag & Caldwell Balanced Fund; and

•	For Aston Growth Fund, to approve the reorganization of your Fund into Aston/Montag & Caldwell Growth Fund.

Your Fund’s Board of Trustees has approved these proposals in connection with the sale of Highbury and the reorganizations of two of the Funds and urges you to vote “FOR” each proposal.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement/prospectus carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card.

Thank you for your attention and your vote with regard to this important proposal. Please call proxy services at (866) 456-7052 if you need more information. Thank you for your response, and we look forward to serving your future investment needs.

Sincerely,

Kenneth C. Anderson

President

January 20, 2010

IMPORTANT NOTICE TO FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposals that are being presented to shareholders for a vote.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	The adviser of your Fund is Aston Asset Management LLC (“Aston”), a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). You are being asked to consider a number of proposals in connection with the proposed sale of Highbury to Affiliated Managers Group, Inc. (“AMG”), whereby AMG will acquire a majority interest in Aston (the “Transaction”).

HIGHBURY TRANSACTION

Q.	Why is a vote on the proposed new investment advisory agreement required?

A.	Your Fund is managed by Aston pursuant to an investment advisory agreement (the “Current Advisory Agreement”). Due to the requirements of certain federal securities laws, your Fund’s Current Advisory Agreement will automatically terminate at the closing of the Transaction. As a result, Fund shareholders are being asked to approve a new Investment Advisory Agreement between Aston and Aston Funds (the “Trust”), on behalf of each Fund (each a “New Advisory Agreement”), so that Aston may continue to serve as the investment adviser for your Fund.

Q.	When would the New Advisory Agreement with Aston take effect?

A.	If approved by Fund shareholders, the New Advisory Agreement would take effect if and when the sale of Highbury is completed. If the sale of Highbury is not completed, your Current Advisory Agreement will remain in effect.

Q.	Who is acquiring Highbury?

A.	Affiliated Managers Group, Inc. (or a subsidiary thereof) is acquiring Highbury. AMG is an asset management company with interests in asset management firms, in a structure that retains the autonomy of each of the firms in which it has invested. As of September 30, 2009, AMG’s affiliated managers had approximately $205 billion in assets under management.

Q.	Will the investment advisory fees or other fees change under the New Advisory Agreement?

A.	No. There will be no change to the contractual fee rate applicable to your Fund under the New Advisory Agreement. In addition, Aston has no present intention to reduce or eliminate any contractual expense limitations or reimbursements currently in effect for the Funds.

Q.	Will the New Advisory Agreement be the same as the Current Advisory Agreement?

A.	Yes. The New Advisory Agreement for each Fund will be substantially the same as the Current Advisory Agreement. The New Advisory Agreement requires Aston to provide the same services to your Fund as it does under the Current Advisory Agreement.

Q.	Will I need to approve new subadvisory agreements?

A.

No. Aston operates as a “manager-of-managers” of the Trust pursuant to an exemptive order (the “Manager-of-Managers Order”) issued by the Securities and Exchange Commission. The Manager-of-Managers Order enables Aston, subject to the approval of the Board of Trustees of the Trust (the “Board”), but without the need for shareholder approval, to enter into subadvisory agreements with respect to the Funds. Each current sub-investment advisory agreement will automatically terminate along with the Current Advisory Agreement upon the closing of the Transaction. Aston has recommended and the Board has approved new sub-investment advisory agreements with each Fund’s subadviser(s). If the New Advisory Agreement is approved by the shareholders of your Fund, a new sub-investment advisory agreement relating to your Fund will

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take effect upon the closing of the Transaction. Under the Manager-of-Managers Order, shareholders will be notified of any future changes to the Funds’ subadvisers.

Q.	How will the sale of Highbury affect Fund shareholders?

A.	Aston and AMG believe that AMG’s platform will offer additional resources to Aston that may benefit the Funds such as a broader distribution network, access to legal and compliance services and potential economies of scale in purchasing services from service providers. AMG has no present intention to cause Aston to make any material changes in the operations of the Funds, other than the board-related proposals described in the Proxy Statement/Prospectus. Your subadviser will remain the same.

Q.	Who are being nominated to serve as trustees?

A.	The Board has proposed ten nominees, three of whom currently serve as trustees of the Trust and seven of whom were recommended to the Board to serve if the Transaction is consummated. The seven nominees who are not current trustees are Messrs. Jeffrey S. Murphy, Jack W. Aber, William E. Chapman II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski and Thomas R. Schneeweis. Messrs. Aber, Chapman, Kaier, Paggioli, Rakowski and Schneeweis are being nominated to serve as independent trustees; Mr. Murphy is being nominated to serve as an interested trustee. To allow each nominee to stand for election, you are being asked to consider an amendment to the By-Laws changing the retirement age of trustees of the Trust from 72 to 75.

REORGANIZATIONS

Q.	I am a shareholder of the Aston Balanced Fund or the Aston Growth Fund. Why has the reorganization proposal been made for my Fund?

A.

The proposed reorganizations are intended to consolidate funds that have substantially similar investment objectives and investment policies and similar portfolios. The Board believes that the Fund into which your Fund is being reorganized should provide substantially

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the same investment opportunity as your current Fund and that the reorganization may result in economies of scale. Shareholders of the Funds that are proposed to be reorganized are not expected to recognize any gain or loss for federal income tax purposes as a result of the exchange of shares pursuant to the reorganizations.

Q.	When would the reorganizations take place?

A.	If approved, each reorganization would occur on or about March 30, 2010, or as soon as reasonably practicable after shareholder approval is obtained. Each reorganization is not contingent on any of the other proposals in the Proxy Statement/Prospectus.

GENERAL

Q.	How do the trustees suggest that I vote in connection with the proposals?

A.	After careful consideration of the proposals, your Board, including all of the independent trustees, approved the proposals related to the Transaction and the reorganizations. The reasons for the Board’s recommendations are discussed in more detail in the enclosed Proxy Statement/Prospectus.

Q.	What happens if the proposals are not approved?

A.	The closing of the Transaction is contingent upon a number of customary conditions, including approval by shareholders of the Funds of New Advisory Agreements for each Fund and the election of the proposed nominees to the Board. If the closing conditions are not satisfied or waived, the Transaction will not close. If the Transaction does not close, Proposals 1, 2 and 3 will not take effect.

The reorganizations are not related to the Transaction. If the reorganization for a Fund is not approved, the Board will take such action as it deems to be in the best interest of that Fund.

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Q.	Who will pay for the proxy solicitation and legal costs associated with this solicitation?

A.	Highbury will pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Funds will not bear any of these costs. In connection with the reorganizations, the participating Funds may bear certain other expenses, which are expected to be immaterial.

Q.	Whom do I call for more information?

A.	Please call Computershare Fund Services toll free at (866) 456-7052.

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ASTON FUNDS

120 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60602

Aston Balanced Fund

Aston/Barings International Fund

Aston/Cardinal Mid

Cap Value Fund

Aston Dynamic Allocation Fund

Aston/Fasciano Small Cap Fund

Aston/Fortis Real Estate Fund

Aston Growth Fund

Aston/Lake Partners LASSO Alternatives Fund

Aston/M.D. Sass Enhanced Equity Fund

Aston/Montag &

Caldwell Balanced Fund

Aston/Montag &

Caldwell Growth Fund

Aston/Montag &

Caldwell Mid Cap Growth Fund

Aston/Neptune International Fund

Aston/New Century Absolute Return ETF Fund

Aston/Optimum Large Cap Opportunity Fund

Aston/Optimum Mid Cap Fund

Aston/River Road Dividend All Cap Value Fund

Aston/River Road Small-Mid Cap Fund

Aston/River Road Small

Cap Value Fund

Aston/TAMRO Diversified Equity Fund

Aston/TAMRO Small

Cap Fund

Aston/TCH Fixed Income Fund

Aston Value Fund

Aston/Veredus Aggressive Growth Fund

Aston/Veredus Select

Growth Fund

(each a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2010

To the Shareholders of the Above Funds:

A Special Meeting of the Shareholders of the Funds will be held at the offices of the subadministrator of Aston Funds (the “Trust”), PNC Global Investment Servicing, 4400 Computer Drive, Westborough, Massachusetts 01581-5120, on March 22, 2010 at 9:00 a.m. Eastern time (the “Special Meeting”), for the purposes of considering and voting upon the following matters:

1.	To approve a new investment advisory agreement with Aston Asset Management, LP;

2.	To approve an amendment to the By-Laws of the Trust to increase the mandatory retirement age of trustees;

3.	To elect ten trustees to the Board of Trustees of the Trust;

4.	For Aston Balanced Fund and Aston Growth Fund, to approve (a) a proposed reorganization of Aston Balanced Fund into Aston/Montag & Caldwell Balanced Fund, and (b) a proposed reorganization of Aston Growth Fund into Aston/Montag & Caldwell Growth Fund, respectively; and

5.	To transact such other business as may properly come before the Special Meeting including whether or not to adjourn the Special Meeting, and any adjournment or postponement of the Special Meeting.

The Board of Trustees has fixed the close of business on January 5, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees, Gerald F. Dillenburg Senior Vice President, Secretary and Treasurer

January 20, 2010

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the special meeting. Shareholders also have the option to provide their vote by telephone or over the internet by following the instructions accompanying the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the special meeting and voting in person.

INSTRUCTIONS FOR VOTING

The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp. by John Doe, Treasurer
(2)	ABC Corp.

	John Doe, Treasurer	John Doe

(3)	ABC Corp. Profit Sharing Plan	John Doe

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee

	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.

	f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

January 20, 2010

ASTON FUNDS

120 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60602

(312) 268-1400

Aston Balanced Fund

Aston/Barings International Fund

Aston/Cardinal Mid Cap Value Fund

Aston Dynamic Allocation Fund

Aston/Fasciano Small Cap Fund

Aston/Fortis Real Estate Fund

Aston Growth Fund

Aston/Lake Partners LASSO Alternatives Fund

Aston/M.D. Sass Enhanced Equity Fund

Aston/Montag & Caldwell Balanced Fund

Aston/Montag & Caldwell Growth Fund

Aston/Montag & Caldwell Mid Cap Growth Fund

Aston/Neptune International Fund

Aston/New Century Absolute Return ETF Fund

Aston/Optimum Large Cap Opportunity Fund

Aston/Optimum Mid Cap Fund

Aston/River Road Dividend All Cap Value Fund

Aston/River Road Small-Mid Cap Fund

Aston/River Road Small Cap Value Fund

Aston/TAMRO Diversified Equity Fund

Aston/TAMRO Small Cap Fund

Aston/TCH Fixed Income Fund

Aston Value Fund

Aston/Veredus Aggressive Growth Fund

Aston/Veredus Select Growth Fund

(each a “Fund” and collectively, the “Funds”)

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2010

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Aston Funds, a Delaware statutory trust (the “Trust”), on behalf of each of the Funds, for use at a Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern time on March 22, 2010, at the offices of the Trust’s subadministrator, PNC Global Investment Servicing, 4400

Computer Drive, Westborough, Massachusetts 01581-5120, and any adjournments or postponements thereof (the “Special Meeting”).

This Proxy Statement/Prospectus and the accompanying Notice of Special Meeting and proxy card are expected to be sent to shareholders on or about January 29, 2010 or as soon as practicable thereafter.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus or investing in the Aston/Montag & Caldwell Growth Fund or the Aston/Montag & Caldwell Balanced Fund (the “Acquiring Funds”), each of which is a series of the Trust, an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the shares will be voted FOR the proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the aggregate number of shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business, except that where any provision of law or the governing documents of the Trust permits or requires that holders shall vote as a series, then one-third of the aggregate number of shares of that series entitled to vote shall constitute a quorum. Any lesser number is sufficient for adjournment. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting but will not be deemed shares voted for purposes of determining the approval of any matter submitted to shareholders for a vote. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If a quorum is present, any adjournment will require the affirmative vote of a majority of the shares voted at the Special Meeting in person or by proxy.

The following table indicates whether or not shareholders of each Fund vote separately or together with shareholders of all the Funds with respect to each proposal. The following table also indicates the shareholder vote required for approval with respect to each proposal.

Proposal	How Votes are Aggregated	Vote Required for Approval

Proposal 1(1)	Shareholders of Each Fund Vote Separately	“Majority of the Outstanding Voting Securities”(2)

Proposal 2(1)	Shareholders of All Funds Vote Together	Affirmative Vote of a Majority of the Shares Voted in Person or By Proxy(3)

Proposal 3(1)	Shareholders of All Funds Vote Together	Affirmative Vote of a Plurality of the Shares Voted in Person or By Proxy(3)

Proposal 4	Shareholders of Each Applicable Fund Vote Separately	Affirmative Vote of a Majority of the Shares Voted in Person or By Proxy(3)

(1)	Proposals 1, 2 and 3 will not take effect if the Transaction (as defined below) does not close.
(2)	The term “majority of the outstanding voting securities,” under the Investment Company Act of 1940, as amended (the “1940 Act”), means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
(3)	Abstentions and broker non-votes will not have any effect on the vote for purposes of obtaining the requisite approval of the proposal.

The following table indicates which shareholders are solicited with respect to each proposal:

Proposal	Funds Affected

To approve a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and Aston Asset Management, LP (Proposal 1).	All Funds

To approve an amendment to the By-Laws of the Trust (Proposal 2).	All Funds

To elect ten trustees to the Board of Trustees of the Trust (Proposal 3).	All Funds

To approve a proposed merger of the Fund into an existing Fund of the Trust (Proposal 4).	Aston Growth Fund Aston Balanced Fund

The Board has fixed the close of business on January 5, 2010 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof. As of the Record Date, the Funds have issued and outstanding shares as follows:

	Class of Shares
Fund	Class I	Class N	Class R
Aston Balanced Fund	—	2,987,038	—
Aston/Barings International Fund	5,651,575	—	—
Aston/Cardinal Mid Cap Value Fund	—	128,209	—
Aston Dynamic Allocation Fund	—	5,622,631	—
Aston/Fasciano Small Cap Fund	—	202,001	—
Aston/Fortis Real Estate Fund	3,890,899	678,303	—
Aston Growth Fund	1,432,862	4,399,894	46,986
Aston/Lake Partners LASSO Alternatives Fund	545,202	—	—

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	Class of Shares
Fund	Class I	Class N	Class R
Aston/M.D. Sass Enhanced Equity Fund	—	3,432,799	—
Aston/Montag & Caldwell Balanced Fund	65,516	766,569	—
Aston/Montag & Caldwell Growth Fund	56,192,179	65,248,049	268,399
Aston/Montag & Caldwell Mid Cap Growth Fund	—	419,581	—
Aston/Neptune International Fund	172,150	47,127	—
Aston/New Century Absolute Return ETF Fund	—	1,974,588	—
Aston/Optimum Large Cap Opportunity Fund	—	543,974	—
Aston/Optimum Mid Cap Fund	7,497,460	39,553,608	—
Aston/River Road Dividend All Cap Value Fund	10,245,756	9,747,269	—
Aston/River Road Small-Mid Cap Fund	22,217,425	6,284,959	—
Aston/River Road Small Cap Value Fund	26,579,798	21,138,991	—
Aston/TAMRO Diversified Equity Fund	—	1,070,866	—
Aston/TAMRO Small Cap Fund	34,615,236	17,437,477	—
Aston/TCH Fixed Income Fund	1,955,849	4,446,770	—
Aston Value Fund	24,887,162	2,399,072	—
Aston/Veredus Aggressive Growth Fund	1,444,549	3,561,769	—
Aston/Veredus Select Growth Fund	5,167,067	4,077,532	—

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as shown in Appendix A. As of November 30, 2009, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of each Fund, except for 4.40% of Aston/TAMRO Diversified Equity Fund-Class N, 2.80% of Aston/Cardinal Mid Cap Value Fund-Class N, 73.39% of Aston/Neptune International Fund-Class N, 5.62% of Neptune International Fund-Class I and 4.03% of Aston/Montag & Caldwell Growth Fund-Class R. As of November 30, 2009, no trustee, nominee (as discussed below) or officer beneficially owned more than 1% of any class of shares of any Fund, except as shown in Appendix B.

For your convenience, you may submit your vote by mail. If you are mailing your proxy card, you are requested to:

•	indicate your instructions on the enclosed proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 9:00 a.m. Eastern time March 22, 2010.

Instead of mailing your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference: (i) the prospectuses of the Trust, dated March 1, 2009, as supplemented from time to time, for Class N shares, Class I shares and Class R shares relating to Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Balanced Fund, Aston Growth Fund and Aston Balanced Fund (the “Reorganization Funds”), as applicable (File No. 033-68666), copies of which, if applicable, are included with this Proxy Statement/Prospectus; (ii) the statement of additional information of the Trust, dated March 1, 2009, as supplemented from time to time, for Class N shares, Class I shares and Class R shares relating to the Reorganization Funds, as applicable (File No. 033-68666); (iii) the statement of additional information relating to the proposed reorganization, dated January 20, 2010 (the “Reorganization SAI”) (File No. 333-163870); and (iv) the audited financial statements and related report of the independent registered public accounting firm relating to the Reorganization Funds included in the Trust’s Annual Reports to Shareholders for the fiscal year ended October 31, 2009 (File No. 811-08004). No other parts of the prospectuses, statements of additional information or Annual Report are incorporated by reference herein.

Shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund’s most recent annual report and semi-annual report is available upon request without charge by writing the Trust at P.O. Box 9765, Providence, Rhode Island 02940, or by calling toll-free 1-800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the Proxy Statement/Prospectus or the Reorganization SAI. To help reduce Fund expenses and environmental waste, the Funds combine mailings for multiple accounts going to a single address by delivering the Funds’ reports (annual and semi-annual reports) and proxy statements/prospectuses in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and proxy statements/prospectuses, or if you currently receive multiple copies and would like to request a single copy, please call one of the Funds’ representatives at 1-800-992-8151.

This document is designed to give you the information you need to vote on the proposals. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact shareholder services at 1-800-922-8151.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago,

Illinois 60661). You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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BACKGROUND

Aston Asset Management LLC (“Aston”) provides investment management, administration services, and marketing and distribution-related services to each Fund. Aston is a wholly-owned subsidiary of Highbury Financial Inc. (“Highbury”). On December 14, 2009, Highbury entered into a definitive merger agreement with Affiliated Managers Group, Inc. (“AMG”) and its wholly-owned subsidiary, Manor LLC (“Merger Sub”), pursuant to which the parties agreed to merge Highbury with and into Merger Sub, resulting in AMG’s acquisition of Highbury (the “Transaction”). Currently, senior management and certain key employees of Aston hold equity interests in Highbury, which in turn owns 100% of Aston. Immediately prior to the closing of the Transaction, Aston will issue equity interests to senior management and certain key employees of Aston. Consequently, as a result of the Transaction, AMG will own a majority equity interest in Aston, with such members of senior management and key employees of Aston retaining an equity interest in Aston. In connection with the Transaction, Aston will be converted to a Delaware limited partnership and change its name to “Aston Asset Management, LP”.

The Transaction is expected to close during the second quarter of 2010 and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) the approval of the Transaction by the stockholders of Highbury, (2) the parties obtaining certain required regulatory approvals, (3) Aston maintaining a specified percentage of its revenues between signing and closing, (4) approval by the shareholders of each Fund of a new investment advisory agreement between Aston and the Trust, on behalf of the Fund, (5) approval by the shareholders of all of the Funds of the election of no less than nine of the trustee nominees being proposed at the Special Meeting, and such elected trustee nominees shall constitute all of the trustees immediately following the closing, and (6) members of senior management and certain other key employees remaining employed with Aston at and after the closing.

As part of the Transaction, members of senior management and certain other key employees of Aston have entered into long-term employment agreements, to be effective at the closing of the Transaction, which provide for the continued service of each of them to Aston for a specified period after the closing. These employment agreements and related agreements provide for these individuals to be subject to non-competition and non-solicitation provisions following the closing of the Transaction and also provide, subject to certain restrictions specified therein, management owners of Aston with the right to sell their equity interests in Aston to AMG over a specified period beginning on the fourth anniversary of the closing of the Transaction (and AMG with the right to repurchase this equity upon termination of employment of a management owner and in certain other instances).

Upon the closing of the Transaction, Aston expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients. Each Fund’s current subadviser(s) are expected to continue to manage each Fund, and the investment objective(s) of the Funds will remain the same. The advisory fee rate payable to Aston for each Fund will not change as a result of the Transaction, and Aston will remain responsible for paying subadvisory fees.

If the Transaction is not completed, Proposals 1, 2 and 3 will not take effect. Proposal 4 is unrelated to the Transaction and will take effect if approved by shareholders of a Fund.

The Board recommends that shareholders vote FOR Proposals 1, 2 and 3 in connection with the Transaction and FOR Proposal 4.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT

ADVISORY AGREEMENT

Introduction

Under an investment advisory agreement between Aston and the Trust, on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Aston currently serves as the investment adviser to each Fund. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting each Fund’s investment managers, monitoring the performance of such managers, and terminating managers. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved for continuance by the Board is provided in Appendix C.

As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. Consummation of the Transaction would constitute an “assignment,” as that term is defined in the 1940 Act, of each Fund’s Current Advisory Agreement. In anticipation of the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Fund, and Aston, to be effective upon the consummation of the Transaction. The Form of New Advisory Agreement for each Fund is attached hereto as Appendix D. The New Advisory Agreement for each Fund will be the same in all material respects as the Fund’s Current Advisory Agreement.

The material terms of the Current Advisory Agreements and the New Advisory Agreements are described under “Comparison of the Current Advisory Agreements and New Advisory Agreements” below.

The 1940 Act provides that, in order for an investment advisory agreement to become effective, it must be approved by the Board, including the trustees who are not “interested persons” (as defined in Section 2(a)(9) of the 1940 Act) of the Fund or Aston (the “Independent Trustees”), and by the Fund’s shareholders. In anticipation of the Transaction, the Board or its committees met in person on November 20, 2009, December 2, 2009 and December 6, 2009 for the purpose of, among other things, considering whether it would be in the best interests of each Fund to approve a New Advisory Agreement with respect to the Fund. At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement with respect to each Fund and recommended its approval by shareholders.

Aston and the Trust have received from the Securities and Exchange Commission (“SEC”) an exemptive order that allows Aston to allocate and reallocate the assets of the Funds between and among any subadvisers selected pursuant to a “manager-of-managers” structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board, without a requirement of shareholder approval. At the December 6, 2009 Board Meeting, the Board, including a majority of the Independent Trustees, approved new sub-investment advisory agreements between Aston and each Fund’s subadviser(s). Shareholder approval of the sub-investment advisory agreements is not requested or required.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of the New Advisory Agreement are the same as those of the Current Advisory Agreement for each Fund, except for the date of effectiveness and the initial term. There is no change in the advisory fee rate payable by any Fund. If approved by shareholders and assuming the Transaction is completed, each New Advisory Agreement will be effective as of the closing date of the Transaction and will have an initial term ending no more than two years from the date of its effectiveness. Each New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of a Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement for each Fund.

Investment Management Services. The investment management services to be provided by Aston to each Fund under the New Advisory Agreement will be the same as the services currently provided by Aston to each Fund under the Current Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement for each Fund provide that the investment adviser shall manage the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objective(s), policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Board.

Brokerage. Both the Current Advisory Agreement and the New Advisory Agreement for each Fund authorize the investment adviser to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to their obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the investment adviser. Both advisory agreements permit the investment adviser to rely on Section 28(e) of the Securities Exchange Act of 1934, as amended, in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided the investment adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the investment adviser to the Funds and its other clients, and provided that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

Expenses. The Current Advisory Agreement and the New Advisory Agreement for each Fund provide that the investment adviser shall pay all its own costs and expenses incurred in fulfilling its obligations under the advisory agreement, as well as pay for all necessary services, facilities and personnel. The Current Advisory Agreement and the New Advisory Agreement provide that a Fund shall pay all expenses incidental to its operation and business not specifically assumed or agreed to be paid by the investment adviser, and each advisory agreement sets forth a non-exclusive list of such expenses.

Compensation. In return for the services provided under each Current Advisory Agreement, each Fund pays Aston an advisory fee, which is accrued daily and payable monthly. Under the New Advisory Agreement for each Fund, the Fund will pay an advisory fee to Aston at the same rate currently in effect. The advisory fee rates for each Fund, the fees paid by each Fund to Aston during each Fund’s last fiscal year and each Fund’s net assets as of October 31, 2009 are set forth in Appendix E to this Proxy Statement/Prospectus.

Limitation on Liability. Under the Current Advisory Agreement and the New Advisory Agreement for each Fund, the investment adviser and its directors, officers, shareholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the investment adviser or the Funds in connection with any matters to which the advisory agreement relates or for any other act or omission in the performance by the investment adviser of its duties under the advisory agreement, except that nothing in the advisory agreement shall be construed to protect the investment adviser against any liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the advisory agreement.

Continuance. The Current Advisory Agreement of each Fund originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Fund approve the New Advisory Agreement and the Transaction is consummated, the New Advisory Agreement with respect to the Fund will be effective as of the closing date of the Transaction and have an initial term, with respect to the Fund, ending up to two years from the closing date of the Transaction. Thereafter, the New Advisory Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Advisory Agreement and the New Advisory Agreement for each Fund provide that the advisory agreement may be terminated at any time without the payment of any penalty by the Fund or investment adviser on sixty (60) days’ written notice to the other party. A Fund may terminate the advisory agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with carrying out the Transaction, the parties to the merger agreement are obligated to use their best efforts to ensure reliance on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser, provided that two conditions are met.

First, for a period of three years after the closing of the Transaction, at least 75% of the board must be comprised of persons who are not “interested persons” of the predecessor or successor adviser. Second, for a period of two years following the closing of the Transaction, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Information about the Investment Adviser

Aston Asset Management LLC, 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser and administrator to twenty-five series of the Trust with total assets of approximately $5.9 billion as of October 31, 2009. Aston currently is a wholly-owned subsidiary of Highbury. Highbury is a Delaware corporation formed on July 13, 2005 with a principal place of business at 990 Eighteenth Street, Suite 3000, Denver, Colorado 80202. Upon the closing of the Transaction, Aston will be converted from a limited liability company to a limited partnership and a subsidiary of AMG will own a majority equity interest in Aston. In addition, Merger Sub, a wholly-owned subsidiary of AMG, will serve as general partner of Aston. Aston’s day-to-day management and operations will continue to be directed and overseen by Aston’s current management team, described below.

Stuart D. Bilton, CFA, serves as Chairman and Chief Executive Officer of Aston. In this role, he directs and executes Aston’s growth strategy. Mr. Bilton is Chairman of the Board of the Trust. Mr. Bilton has

served as a director of Highbury since August 2009. In 1993, while Mr. Bilton was President and CEO of Alleghany Asset Management, he founded the Alleghany Funds with Kenneth Anderson. Prior to joining Aston, Mr. Bilton was associated with ABN AMRO Asset Management and its predecessors and/or affiliates from 1972 to November 2006. He served as President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. from 2001 to 2003 and as Vice Chairman of ABN AMRO Asset Management, Inc. from 2003 to November 2006. Prior to its acquisition by ABN AMRO, Mr. Bilton was President and Chief Executive Officer of Alleghany Asset Management, the parent company of Blairlogie Capital Management, Chicago Capital Management, Chicago Deferred Exchange Corporation, The Chicago Trust Company, Montag & Caldwell, Inc., TAMRO Capital Management, Inc. and Veredus Asset Management, LLC. He earned a B.Sc. (Econ) from the London School of Economics in 1967 and an M.S. from the University of Wisconsin in 1970.

Kenneth C. Anderson, CPA, serves as President of Aston and is responsible for the overall management of Aston’s business, including sales, marketing, operations, client service and financial profitability. Mr. Anderson is President and CEO of the Trust. Mr. Anderson has served as a director of Highbury since August 2009. He is a member of the Investment Company Institute’s Sales Force Committee and a past Chairman of the Board of Governors for the Mutual Fund Education Alliance. Prior to launching the Alleghany Funds in 1993, Mr. Anderson specialized in the Financial Services Practice at KPMG. He received a B.B.A. in Accounting from Loyola University of Chicago.

Gerald F. Dillenburg, CPA, serves as Chief Financial Officer and Chief Compliance Officer of Aston. Mr. Dillenburg is the Chief Compliance Officer, Chief Financial Officer, Secretary and Treasurer of the Trust. Prior to joining Aston, Mr. Dillenburg had been with ABN AMRO Investment Fund Services, Inc. and its predecessors from 1996 to November 2006, where he was the Compliance Officer and Director of Operations of the ABN AMRO Funds. Prior to joining ABN AMRO in 1996, he spent approximately seven years at KPMG LLP in the audit division specializing in investment companies and mutual funds. He is a member of the Investment Company Institute’s Operations and Chief Compliance Officer Committees. He is a graduate with high honors from the University of Illinois at Champaign with a B.S. in Accountancy.

Mr. Bilton, Chairman of the Board, and certain officers of Aston Funds, including Mr. Anderson and Mr. Dillenburg, are beneficial owners of Series B Preferred Stock of Highbury. Series B Preferred Stock of Highbury was issued to members of management of Aston, including Mr. Bilton, in exchange for all of their ownership interests in Aston pursuant to an Exchange Agreement with Highbury in August 2009. Mr. Bilton owned 13% of Aston prior to the exchange and has owned 37.14% of Series B Preferred Stock of Highbury since the exchange. In September 2009, holders of Series B Preferred Stock entered into an Exchange Agreement with Highbury whereby such holders agreed to automatically exchange Series B Preferred Stock for shares of common stock of Highbury if holdings of certain other shareholders exceed specified thresholds. The Series B Preferred Stock is convertible into common stock of Highbury upon certain trigger events including a change of control of Highbury, and will convert to common stock of Highbury immediately prior to the closing of the Transaction. Assuming full conversion of all outstanding Series B Preferred Stock and based on outstanding shares of Highbury as of December 31, 2009, Messrs. Bilton, Anderson and Dillenburg would beneficially own approximately 8.35%, 6.42%, and 3.21%, respectively, of the outstanding common stock of Highbury.

Information about Affiliated Managers Group, Inc.

AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management company that holds interests in investment management firms (its “Affiliates”). AMG’s transaction structure allows the members of the management team of each Affiliate to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

Factors Considered by the Board of Trustees in Approving the Investment Advisory Agreement

The Independent Trustees met in executive session on November 20, 2009 and December 2, 2009, and the Board met in person on December 6, 2009 to consider the proposals in connection with the Transaction. The Board considered information about the Transaction that had been provided by Aston, AMG and Highbury. The Board noted that upon completion of the Transaction, Aston would be converted from a limited liability company to a limited partnership and that AMG would hold a majority of the equity interests in Aston. The Board considered that completion of the Transaction would result in the “assignment” of the Current Advisory Agreement then in effect for each Fund, causing those agreements to automatically terminate.

In anticipation of the termination of the Current Advisory Agreements in connection with the Transaction, the Board, including the Independent Trustees, determined that the terms of the New Advisory Agreements between the Trust, on behalf of each Fund, and Aston are fair and reasonable and approved each New Advisory Agreement, as being in the best interests of each Fund. The Independent Trustees met separately from the “interested” Trustee of the Trust to consider the approval of the New Advisory Agreements with respect to each Fund and were assisted by independent legal counsel in their deliberations.

In determining whether to approve the New Advisory Agreement for each Fund in connection with the Transaction and whether to recommend the approval of the New Advisory Agreements to shareholders, the Board received information and made inquiries into all matters deemed relevant and considered the following factors, among others:

•

Based on representations from Aston and AMG, the Transaction is not expected to result in any changes to the senior management team or key personnel of Aston or otherwise affect the nature, extent and quality of services to be provided by Aston, nor is the Transaction expected to result in any changes to the subadvisers of the Funds.

•

Based on representations from Aston and AMG, neither Aston nor AMG have any present intention to make any material changes in the operations of the Funds, except for such changes which the Board discussed and determined to be consistent with the best interests of the Funds and their shareholders.

•

The Board compared the platform that AMG would provide for Aston, the subadvisers and the Funds with the platform currently provided by Highbury and concluded that AMG’s platform offers greater stability and longevity, and was likely to provide a more supportive environment for members of Aston’s management in performing their duties for the Funds.

•

AMG’s platform offers additional resources to Aston that are likely to benefit the Funds, such as a broader distribution network, access to in-house legal and compliance services, potential economies of scale in purchasing services from service providers, and the additional breadth of skills and experience that the new trustees who have been recommended to serve upon closing of the Transaction would bring to the Board.

•	The terms of each New Advisory Agreement with Aston were substantially the same as the Current Advisory Agreement, and the investment advisory fee rate would remain the same.

•

The Funds will not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing a proxy statement to shareholders of the Funds and related solicitation expenses.

The Board considered that it had renewed the Current Advisory Agreements pursuant to an extensive process that concluded at its December 2008 meeting, or pursuant to an extensive initial contract approval process in the last year, and that the Board was in the process of completing this year’s contract renewal process. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of management of Aston and retention of the subadvisers to the Funds expected following the Transaction. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the initial approval or last renewal of each current investment advisory agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the New Advisory Agreements, including the proposed advisory fees, were fair and reasonable, and that the New Advisory Agreement on behalf of each Fund should be approved.

Required Vote

Approval of this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE BY-LAWS OF THE TRUST

Introduction

The Trust is a Delaware statutory trust governed by the laws of the State of Delaware, its Trust Instrument, as amended (the “Trust Instrument”), and its By-Laws, as amended (the “By-Laws”). Section 3.11 of the By-Laws currently provides that a trustee shall cease to serve as such on the last day of the fiscal year of the Trust in which he or she attains seventy-two years of age. Section 3.11 may be amended only upon the approval of shareholders.

You are being asked to consider the election of ten individuals to serve as trustees upon the closing of the Transaction (See Proposal 3). The purpose of the amendment to the By-Laws is to allow all of the nominees proposed for election at the Special Meeting to be eligible for such election. The Board considered these proposals in light of the overall potential benefits of the Transaction described in Proposal 1 above. The Board also considered the breadth of skills and experience of the proposed nominees, as well as generally positive developments in health and longevity in the U.S. since the initial adoption of the retirement policy.

In connection with the election of the proposed nominees to serve as trustees, you are being asked to approve a change to Section 3.11 so that it will provide that a trustee shall cease to serve as such on the last day of the fiscal year of the Trust in which he or she attains seventy-five years of age. The proposed amendment to the By-Laws will become effective upon the closing of the Transaction. If the proposed amendment to the By-Laws is not approved, proposed nominee Mr. Jack W. Aber will not serve. If the Transaction is not completed, the current By-Laws of the Trust will remain in effect.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares voted by the shareholders of all of the Funds (voting as a single class) in person or by proxy.

PROPOSAL 3: ELECT TEN TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST

Introduction

The ten individuals shown below have been nominated by the Board for election, to serve upon the closing of the Transaction. The nominees, if elected at the Special Meeting, will hold office until their respective successors are chosen and qualified. The individuals named as proxies on your voting proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. The nominees, if elected, will take office concurrently with the closing of the Transaction. If the Transaction is not completed, the current trustees of the Trust will continue to serve as trustees. All of the nominees listed below have consented to serve as trustees, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend. If the proposed amendment to the By-Laws is not approved, proposed nominee Mr. Jack W. Aber will not serve.

Three of the nominees currently serve as trustees. Messrs. Stuart D. Bilton and Gregory T. Mutz have served as trustees of the Trust since the organizational meeting of the Trust held on December 13, 1993. Mr. Robert B. Scherer was nominated by the Board as a trustee at a Board meeting held on March 18, 1999 and was last elected to the Board by shareholders at a special meeting of shareholders held on June 17, 1999.

Messrs. Jeffrey S. Murphy, Jack W. Aber, William E. Chapman II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski and Thomas R. Schneeweis were nominated by the Board at a Board meeting held on December 6, 2009. If elected, Mr. Murphy will be an interested trustee and Messrs. Aber, Chapman, Kaier, Paggioli, Rakowski and Schneeweis will be Independent Trustees.

The Nominating and Governance Committee of the Board nominated each trustee candidate to the Board as part of the package of proposals presented in connection with the Transaction. Prior to each nomination being made, the Nominating and Governance Committee met with each candidate and reviewed the candidate’s background and qualifications to serve on the Board. The Nominating and Governance Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the interests of the Funds and their shareholders. The following are the names of the nominees, their ages and their principal occupations during the past five years. The address of each nominee is 120 North LaSalle Street, 25th Floor, Chicago, IL 60602.

Nominees

Name and Age(1)	Position Held with the Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee

Interested Nominees

Stuart D. Bilton,(3) 63	Chairman, Trustee and Nominee	15 years	Chief Executive Officer, Aston Asset Management LLC, since 2006; Director, Highbury Financial Inc., since August 2009; Vice Chairman of ABN AMRO Asset Management Holdings, Inc. 2003-2006; President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. 2001-2003; President of Alleghany Asset Management, Inc. 1996-2001 (purchased by ABN AMRO in February 2001).	25	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm).

Jeffrey S. Murphy,(3) 43	Nominee	N/A	Senior Vice President, Affiliated Managers Group, Inc. since 2007, Vice President, Affiliated Managers Group, Inc. 1995-2007.	25	None.

Name and Age(1)	Position Held with the Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee

Independent Nominees

Gregory T. Mutz, 63	Lead Independent Trustee and Nominee	15 years	CEO of AMLI Residential Properties Trust (a Multifamily REIT), a successor company to AMLI Realty Co. since 2004 and a wholly-owned subsidiary of PRIME Property Fund, LLC, an instructional real estate co-mingled fund managed by Morgan Stanley Real Estate, Inc.; Vice Chairman of UICI (NYSE: UCI) (an insurance holding company) 2003-2004; President and CEO of UICI 1999-2003; Chairman of Academic Management Service Corp. (a student loans and finance company) 2000-2003.	25	Director of Alico, Inc. (NASDAQ: ALCO) (agribusiness); Member of Board of Genesis Financial Solutions (a privately-held company based in Portland, Oregon providing debt recovery, consumer lending and credit card services); a member of the Board of WAN S.A., a residential real estate company headquartered in Warsaw, Poland; a member of the Board of Suknip International Limited, a residential real estate company headquartered in St. Petersburg, Russia.

Robert B. Scherer, 68	Trustee and Nominee	10 years	President of The Rockridge Group, Ltd (title insurance industry consulting services) since 1994.	25	Director, Title Reinsurance Company (insurance for title agents).

Name and Age(1)	Position Held with the Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee

Jack W. Aber, 72	Nominee	N/A	Professor of Finance, Boston University School of Management since 1972.	25	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

William E. Chapman II, 68	Nominee	N/A	President and Owner, Longboat Retirement Planning Solutions since 1998; Trustee of Bowdoin College since 2002.	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

Edward J. Kaier, 64	Nominee	N/A	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP since 2007; Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP 1977-2007.	25	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

Name and Age(1)	Position Held with the Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee

Steven J. Paggioli, 59	Nominee	N/A	Consultant since 2001; Executive Vice President and Director, The Wadsworth Group 1986-2001; Executive Vice President, Secretary and Director, Investment Company Administration, LLC 1990-2001; Vice President, Secretary and Director, First Fund Distributors, Inc. 1991-2001.	25	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

Eric Rakowski, 51	Nominee	N/A	Professor, University of California at Berkeley School of Law since 1990.	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 Portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

Name and Age(1)	Position Held with the Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee

Thomas R. Schneeweis, 62	Nominee	N/A	Professor of Finance, University of Massachusetts since 1977; Director, CISDM at the University of Massachusetts since 1996; President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) since 2001; Partner, White Bear Partners, LLC since 2007; Partner, Schneeweis Capital Management, LLC since 2007; Partner, Schneeweis Associates, LLC since 2007; Partner, Northampton Capital Management, LLC since 2004; Partner, TRS Associates since 2007.	25	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (34 portfolios).

(1)	As of October 31, 2009.
(2)	Currently, a trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws or (iv) the last day of the fiscal year in which he attains the age of 72 years. If the proposed amendment to the By-Laws takes effect, the mandatory retirement age for trustees will change to the last day of the fiscal year in which he attains the age of 75 years.
(3)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Bilton is considered an “interested person” because of affiliations with Aston and related entities, which act as the Funds’ investment adviser. Mr. Murphy will be considered an “interested person” after the consummation of the Transaction due to affiliations with AMG and related entities.

Board and Committees

Under the Declaration of Trust and the laws of the State of Delaware, the business and affairs of the Trust are managed under the direction of the Board. The Board held nine meetings during the fiscal year ended October 31, 2009. Each trustee attended 75% or more of the respective meetings of the full Board and of any committees of which he was a member that were held during the fiscal year ended October 31, 2009. The Board has established an Audit Committee, Nominating and Governance Committee and Valuation Committee.

The Audit Committee is currently comprised of four members, including a Chairman of the Committee. The current members of the Audit Committee are Mr. Scherer (Chairman), Leonard F. Amari, Mr. Mutz and Denis Springer. The Audit Committee’s function is to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent registered public accounting firm. The Audit Committee held two meetings during the fiscal year ended October 31, 2009.

The Nominating and Governance Committee is currently comprised of four members, including a Chairman of the Committee. The current members of the Nominating and Governance Committee are Messrs. Amari (Chairman), Scherer, Mutz and Springer. The Nominating and Governance Committee’s function is to put forth names for nomination as trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2009. A current copy of the Nominating and Governance Committee Charter is available on the Funds’ website at astonfunds.com.

The Valuation Committee is currently comprised of at least three Trustees, including at least one Independent Trustee. The current members of the Valuation Committee are Messrs. Bilton (Chairman), Scherer and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2009.

Board Member Compensation

The trustees of the Trust who are not affiliated with Aston or any subadvisers receive an annual retainer and meeting fees. The Lead Independent Trustee and committee chairs receive an additional retainer. The trustees of the Trust who are not affiliated with Aston or any subadvisers receive meeting fees and are reimbursed for out-of-pocket expenses for each meeting of the Board they attend. No officer or employee of Aston or any subadviser or any of their respective affiliates receives any compensation from the Funds for acting as a trustee of the Trust.

The table below shows the total fees that were paid to each of the trustees during the fiscal year ended October 31, 2009. There were no “compensated persons” who received more than $120,000 in aggregate compensation from the Trust for the same period.

Trustee/ Nominee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust

Independent Trustees
Leonard F. Amari	$82,000*	N/A	N/A	$82,000	*
Gregory T. Mutz	99,500*	N/A	N/A	99,500	*
Robert B. Scherer	89,500*	N/A	N/A	89,500	*
Denis Springer	76,500*	N/A	N/A	76,500	*
Interested Trustee
Stuart D. Bilton	0	N/A	N/A	0

*	The Trustee also received special meeting fees of $3,000 in the fiscal year ended October 31, 2009 for special meetings that occurred during the previous fiscal year.

Trustee/Nominee Ownership of Fund Shares

The dollar range of shares beneficially owned in each Fund as well as the aggregate dollar range of shares beneficially owned in all the Funds is shown in Appendix B for each nominee.

Officers of the Trust

Except for Mr. Bilton (Chairman of the Trust), information about the current officers, their ages and their principal occupations during the past five years is provided below. The address of each current officer listed below is 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the administrator for providing an officer to serve as the Funds’ Chief Compliance Officer.

Name, Age(1) and Position(s) with Trust	Term of Office(2) and Length of Time Served(1)	Principal Occupation(s) During Past Five Years

Kenneth C. Anderson, 45, President (Chief Executive Officer)	16 years	President, Aston Asset Management LLC, since 2006; Director, Highbury Financial Inc., since August 2009; President and Chief Executive Officer of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1995-2006; Executive Vice President of ABN AMRO Asset Management (USA) LLC 2001-2005; Director, ABN AMRO Trust Services Company 2001-2005; Director, TAMRO Capital Partners LLC and Veredus Asset Management LLC 2001- 2006; Officer of the Trust since 1993; CPA.

Gerald F. Dillenburg, 42, Senior Vice President, Secretary and Treasurer (Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer)	13 years	Chief Compliance Officer and Chief Financial Officer, Aston Asset Management LLC, since 2006; Senior Managing Director (“SMD”) of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) 1996-2006; SMD of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. (formerly known as Chicago Capital Management, Inc.) 2001-2006; operations manager and compliance officer of ABN AMRO mutual funds 1996-2006; CPA.

(1)	As of October 31, 2009.
(2)	Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successor, in accordance with the By-Laws.

Shareholder Communications

The Board provides a process for shareholders to communicate with the Board as a whole and/or each of the trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board will be forwarded to each trustee, and correspondence addressed to a particular trustee will be forwarded to that trustee.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) serves as the Trust’s independent registered public accounting firm. E&Y performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust. Representatives of E&Y are not expected to be present at the Special Meeting.

Audit Fees. For the fiscal year ended October 31, 2009, E&Y billed the Trust $364,700 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. For the fiscal year ended October 31, 2008, E&Y billed the Trust $459,500 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees. For the fiscal years ended October 31, 2009 and 2008, E&Y billed the Trust $22,000 and $40,500, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above.

Tax Fees. For the fiscal years ended October 31, 2009 and 2008, E&Y did not bill the Trust for professional services rendered for tax compliance, tax advice, tax planning and tax training.

All Other Fees. For the fiscal years ended October 31, 2009 and 2008, E&Y did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit services and permissible non-audit services to be provided to the Trust by E&Y, including the fees and other compensation to be paid to E&Y to provide non-audit services to the Trust’s investment adviser or any affiliate of the Trust’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Trust, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to E&Y by the Trust, Aston and any affiliate of Aston that provides ongoing services to the Trust that would have to be preapproved by the Committee pursuant to the Audit Committee Charter. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Trust to E&Y in that fiscal year; (2) such services were not recognized by the Trust to be non-audit services; and (3) such non-audit services were brought to the attention of the Audit Committee and approved prior to completion.

Non-Audit Fees. For the fiscal years ended October 31, 2009 and 2008, E&Y did not bill the Trust or Aston for non-audit services rendered.

For the fiscal years ended October 31, 2009 and 2008, E&Y did not provide any non-audit services to Aston. Accordingly, the Audit Committee has not had to consider whether the provision of such non-audit services is compatible with maintaining E&Y’s independence.

Required Vote

Approval of this proposal requires the affirmative vote of a plurality of the shares voted by the shareholders of all of the Funds (voting as a single class) in person or by proxy.

PROPOSAL 4: APPROVAL OF PROPOSED REORGANIZATIONS

Acquired Fund		Acquiring Fund
Aston Growth Fund	into	Aston/Montag & Caldwell Growth Fund
Aston Balanced Fund	into	Aston/Montag & Caldwell Balanced Fund

A. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization that would have the effect of merging mutual funds. These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed reorganizations.

1. What is being proposed?

The Board of Trustees of Aston Funds recommends that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix G), each of which we refer to as a “reorganization” of an acquired Fund (the “Acquired Fund”) into the corresponding acquiring Fund (the “Acquiring Fund”). If approved by shareholders, all the assets of an Acquired Fund will be transferred to the corresponding Acquiring Fund solely in exchange for the issuance and delivery to the Acquired Fund of voting shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and for the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund. As soon as practicable following the transfer, the Acquiring Fund Shares received by each Acquired Fund will be distributed pro-rata to its shareholders of record.

2. What will happen to my investment in the Acquired Fund as a result of the reorganization?

You will receive shares of the corresponding Acquiring Fund in exchange for your shares in the Acquired Fund. Although the number of shares owned by each shareholder will most likely change, the total value of your investment in the Acquiring Fund will equal the total value of your investment in your Acquired Fund at the time of the reorganization. Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the reorganization.

3. Why has the Board recommended that shareholders approve the reorganizations?

Aston advised the Board that it believes the proposed reorganization to be in the best interest of each Acquired Fund. Aston recommended the reorganizations in order to consolidate substantially similar product offerings. Prior to January 2008, the Acquired Funds were managed by different subadvisers and offered shareholders different investment styles than the Acquiring Funds. Since January 2008, Montag & Caldwell, Inc. (“Montag & Caldwell”) has managed Aston/Montag & Caldwell Growth Fund and Aston Growth Fund (collectively, the “Growth Funds”), Aston/Montag & Caldwell Balanced Fund and the equity portion of Aston Balanced Fund. Aston believes that following the reorganizations the Acquiring Fund will provide the corresponding Acquired Fund’s shareholders with an investment style that is substantially similar to that of the Acquired Fund. Aston also believes the reorganizations may result in lower total operating expenses, taking into account the effect of expense waivers, for the corresponding Acquired Fund through economies of scale, which may subsequently lead to additional sales and additional economies of scale.

4. How do the investment objectives of the Funds compare?

Growth Funds. While not identical, these two Funds have substantially similar investment objectives. Aston Growth Fund seeks long-term total return through a combination of capital appreciation and current income, by investing primarily in a combination of stocks and bonds. Aston/Montag & Caldwell Growth Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and bonds.

Balanced Funds. While not identical, Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund (collectively, the “Balanced Funds”) have substantially similar investment objectives. The Aston

Balanced Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities. The Aston/Montag & Caldwell Balanced Fund seeks long-term total return.

5. How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following each reorganization?

Growth Funds. The table below describes the fees and expenses that you may pay if you buy and hold shares of these Funds. As shown below, the proposed reorganization may result in lower total operating expenses for shareholders of the Aston Growth Fund. However, there can be no assurance that the reorganization will result in expense savings.

Annual Fund Operating Expenses(1)

(expenses that you pay each year as a percentage

of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Acquired Fund Fees and Expenses	Other Expenses	Total Annual Fund Operating Expenses
Aston Growth Fund
Class N Shares	0.70%	0.25%	—	0.21%	1.16%
Class I Shares	0.70%	None	—	0.21%	0.91%
Class R Shares	0.70%	0.50%	—	0.21%	1.41%
Aston/Montag & Caldwell Growth Fund
Class N Shares	0.69%	0.25%	—	0.17%	1.11%
Class I Shares	0.69%	None	—	0.17%	0.86%
Class R Shares	0.69%	0.50%	—	0.17%	1.36%
Aston/Montag & Caldwell Growth Fund (Pro forma combined, assuming consummation of the reorganization)
Class N Shares	0.68%	0.25%	—	0.17%	1.10%
Class I Shares	0.68%	None	—	0.17%	0.85%
Class R Shares	0.68%	0.50%	—	0.17%	1.35%

(1)	The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (October 31, 2009). The pro forma combined figures assume the consummation of the reorganization on October 31, 2009 and reflects average net asset levels for the 12-month period ended as of that date.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Aston expects the Aston/Montag & Caldwell Growth Fund to incur in the first year following the reorganization.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Funds over the time periods shown and you redeem all your shares at the end of those periods. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aston Growth Fund
Class N Shares	$118	$368	$638	$1,409
Class I Shares	$93	$290	$504	$1,120
Class R Shares	$144	$446	$771	$1,691
Aston/Montag & Caldwell Growth Fund
Class N Shares	$113	$353	$612	$1,352
Class I Shares	$88	$274	$477	$1,061
Class R Shares	$138	$431	$745	$1,635
Aston/Montag & Caldwell Growth Fund (Pro forma combined, assuming consummation of the reorganization)
Class N Shares	$112	$350	$606	$1,340
Class I Shares	$87	$271	$471	$1,049
Class R Shares	$137	$428	$739	$1,624

Balanced Funds. The table below describes the fees and expenses that you may pay if you buy and hold shares of these Funds. As shown below, the proposed reorganization may result in lower total operating expenses for shareholders of the Aston Balanced Fund. However, there can be no assurance that the reorganization will result in expense savings.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

	Management Fee	Distribution (12b-1) Fee(1)	Acquired Fund Fees and Expenses	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement(2)	Totals Annual Fund Operating Expenses after Fee Waiver and/ or Expense Reimbursement(2)
Aston Balanced Fund
Class N Shares	0.70%	0.25%	0.02%	0.76%	1.73%	(0.31)%	1.42%
Aston/Montag & Caldwell Balanced Fund
Class N Shares	0.75%	0.25%	0.01%	0.82%	1.83%	(0.47)%	1.36%
Aston/Montag & Caldwell Balanced Fund (Pro forma combined, assuming consummation of the reorganization)
Class N Shares	0.75%	0.25%	0.01%	0.55%	1.56%	(0.20)%	1.36%

(1)	The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (October 31, 2009). The pro forma combined figures assume the consummation of the reorganization on October 31, 2009 and reflects average net asset levels for the 12-month period ended as of that date. Rule 12b-1 fees in the table reflect the maximum amount of fees payable under each plan, while the Trust’s financial statements reflect actual fees paid. Accordingly, the financial statements will vary to the extent of voluntary reductions in the period. Actual 12b-1 fees paid during the fiscal year ended October 31, 2009 for Aston Balanced Fund and Aston/Montag & Caldwell Balanced Fund were 0.03% and 0.16%, respectively.
(2)	The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Aston expects the Aston/Montag & Caldwell Balanced Fund to incur in the first year following the reorganization.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Funds over the time periods shown and you redeem all your shares at the end of those periods. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aston Balanced Fund
Class N Shares	$145	$515	$910	$2,015
Aston/Montag & Caldwell Balanced Fund
Class N Shares	$138	$530	$947	$2,109
Aston/Montag & Caldwell Balanced Fund (Pro forma combined, assuming consummation of the reorganization)
Class N Shares	$138	$473	$831	$1,839

6. How does the portfolio turnover of the Funds compare?

Growth Funds. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During the most recent fiscal year, the Aston Growth Fund’s and Aston/Montag & Caldwell Growth Fund’s portfolio turnover rates were 37.59% and 35.09%, respectively.

Balanced Funds. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During the most recent fiscal year, the Aston Balanced Fund’s and Aston/Montag & Caldwell Balanced Fund’s portfolio turnover rates were 43.33% and 38.72%, respectively.

7. How do the investment strategies of the Funds compare?

Growth Funds. Each Fund invests primarily in common stocks and bonds. Each Fund’s portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth

•	be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth

•	have strong balance sheets

•	have a sustainable competitive advantage

•	be currently, or have the potential to become, industry leaders

•	have the potential to outperform during market downturns

Each Fund may invest in foreign securities (directly and through depositary receipts). To manage risk, each Fund’s portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline. For a more detailed description of the investment techniques used by each Fund, please see the Fund’s prospectus and statement of additional information.

Balanced Funds. Aston Balanced Fund’s investment adviser retains two subadvisers dedicated to managing the equity and fixed income portions of the Fund’s portfolio. The investment adviser determines the allocation of assets between the equity and fixed income portions of the Aston Balanced Fund’s portfolio. The investment adviser generally rebalances the portfolio quarterly and, under normal circumstances, allocates between 50% and 70% of the Fund’s total assets to the equity portion and at least 25% to the fixed income portion.

Aston/Montag & Caldwell Balanced Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund’s total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager’s assessment of the return potential of each asset class.

For equity investments, each Fund’s portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

•	have a strong history of earnings growth

•	be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth

•	have strong balance sheets

•	have a sustainable competitive advantage

•	be currently, or have the potential to become, industry leaders

•	have the potential to outperform during market downturns

Each Fund may invest in foreign securities (directly and through depositary receipts). When selecting equity securities, each Fund’s portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

With respect to fixed income securities, each Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The fixed income portfolio managers select securities based on various methods of quantitative and fundamental analysis and research. The fixed income portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. Aston Balanced Fund emphasizes investment grade fixed income securities but may invest in high yield securities, while Aston/Montag &Caldwell Balanced Fund will only invest in securities rated “A” or better.

The Aston Balanced Fund’s fixed income portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity. When selecting fixed income securities, the Aston/Montag & Caldwell Balanced Fund’s portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio’s duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

Each Balanced Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. Derivatives may consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives may be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Aston Balanced Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Aston Balanced Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Aston Balanced Fund. While each Balanced Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return, the Balanced Funds currently do not invest in such instruments.

For a more detailed description of the investment techniques used by each Fund, please see the Fund’s prospectus and statement of additional information.

8. How does the management of the Funds compare?

Growth Funds. Management of the Growth Funds is the same. Aston Asset Management LLC serves as investment adviser to the Funds. Montag & Caldwell, Inc. serves as the subadviser to the Funds.

Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, has served as the Aston/Montag & Caldwell Growth Fund’s portfolio manager since the Fund’s inception and as the Aston Growth Fund’s portfolio manager since January 2008.

Balanced Funds. Aston Asset Management LLC serves as investment adviser to these Funds. Montag & Caldwell serves as the subadviser to the Aston/Montag & Caldwell Balanced Fund and to the equity portion of the Aston Balanced Fund’s portfolio. Taplin, Canida & Habacht, LLC (“TCH”) serves as the subadviser to the fixed income portion of the Aston Balanced Fund’s portfolio.

Mr. Ronald E. Canakaris, Chairman, President and Chief Investment Officer of Montag & Caldwell, has served as portfolio manager of the Aston/Montag & Caldwell Balanced Fund since its inception. Mr. Canakaris has served as portfolio manager for the equity portion of the Aston Balanced Fund’s portfolio since January 2008.

Ms. Tere Alvarez Canida, President and Managing Principal of TCH, Mr. Alan M. Habacht, Principal of TCH, and Mr. William J. Canida, Principal of TCH, serve as portfolio managers for the fixed income portion of the Aston Balanced Fund’s portfolio. Ms. Canida, Mr. Habacht, and Mr. Canida have served as the Aston Balanced Fund’s portfolio managers since December 1, 2006.

9. Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The Funds have identical procedures for purchasing, redeeming and exchanging shares. Shares of the Fund may be purchased, exchanged or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined. No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the Acquiring Funds. The minimum initial investment is $2,500 for Class N and R shares ($500 for IRA, ESAs, UGMA and UTMA Accounts) and $1,000,000 for Class I shares. The minimum subsequent investment is $50 for Class N and R shares. Class R shares are only intended for use within retirement plans offered through a financial representative or a plan sponsor. Please see a Fund’s prospectus for additional information.

10. How does the tax information and financial intermediary compensation of the Funds compare?

Tax Information. Each Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11. How does the distribution arrangements of the Funds compare?

The distribution arrangements for Class N, R and I shares are the same for each of the Acquired Funds and Acquiring Funds.

12. What are the federal income tax consequences of the proposed reorganizations?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of a proposed reorganization. As a result of the proposed reorganizations, however, each Acquired Fund and its shareholders may lose the benefit of certain tax losses that otherwise could have been used to offset or defer future gains. In addition, the proposed reorganizations will require each Acquired Fund to distribute all of its undistributed net investment income and net capital gains as of the reorganization date to its shareholders. Such distribution will generally be taxable to shareholders for federal income tax purposes unless the shareholder is investing through a tax-deferred account, such as a 401(k) or individual retirement account. For more information, please see “Information about the Proposed Reorganizations—Certain Federal Income Tax Consequences,” below.

13. Will my dividends be affected by the reorganizations?

No. The Growth Funds declare and distribute dividends from their net investment income and net capital gains, if any, annually. The Balanced Funds declare and distribute dividends from their net investment income and net capital gains, if any, quarterly. The reorganizations, however, will require each Acquired Fund to distribute all of its undistributed net investment income and net capital gain as of the reorganization date.

B. ADDITIONAL INFORMATION REGARDING THE FUNDS

Investment Adviser. Aston is the investment adviser to the Funds. Please see Proposal 1 for more information about Aston, a description of the Current Advisory Agreement and New Advisory Agreement and a description of the transaction.

As of October 31, 2009, the Aston/Montag & Caldwell Growth Fund and the Aston Growth Fund had net assets of $2,486,823,315 and $201,697,414, respectively. For the fiscal year ended October 31, 2009, Aston/Montag & Caldwell Growth Fund and the Aston Growth Fund paid an aggregate net management fee expressed as a percentage of net assets of 0.69% and 0.69%, respectively. The table below compares the annual management fee schedules of the Funds expressed as a percentage of average daily net assets.

Aston Growth Fund Management Fee	Aston/Montag & Caldwell Growth Fund Management Fee

0.70%	First $800 million	0.80%
	Over $800 million	0.60%

As of October 31, 2009, the Aston/Montag & Caldwell Balanced Fund and the Aston Balanced Fund had net assets of $16,086,414 and $16,804,970, respectively. For the fiscal year ended October 31, 2009, Aston/Montag & Caldwell Balanced Fund and the Aston Balanced Fund paid an aggregate net management fee expressed as a percentage of net assets of 0.28% and 0.70%, respectively.

Aston Balanced Fund	Aston/Montag & Caldwell Balanced Fund
Management Fee	Management Fee

0.70%	0.75%

Subadvisers. Montag & Caldwell is the subadviser for the Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Balanced Fund, Aston Balanced Fund (equity portion), and Aston Growth Fund. Montag & Caldwell, 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945. Montag & Caldwell is a wholly-owned direct subsidiary of Fortis Bank SA/NV (“Fortis Bank”). As of October 31, 2009, Montag & Caldwell managed approximately $13.2 billion in assets in institutional accounts and mutual funds.

Ronald E. Canakaris, CFA, CIC, has been the portfolio manager of Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund since these Funds’ inceptions in 1994. Mr. Canakaris is the Chairman, President and Chief Investment Officer of Montag & Caldwell. He has been with Montag & Caldwell since 1972 and is responsible for developing the firm’s investment process. He has a BS and BA from the University of Florida. Ronald E. Canakaris has also been the portfolio manager of the Aston Growth Fund and Aston Balanced Fund (equity portion) since January 2008.

TCH is the subadviser for the Aston Balanced Fund (fixed income portion). TCH, 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131, was founded in 1985 and as of October 31, 2009 had approximately $7.5 billion in assets under management. TCH is a majority-owned subsidiary of Marshall & Ilsley Corporation. TCH provides investment management services to investment companies, high net worth individuals and institutional accounts.

Tere Alvarez Canida, CFA, has been the co-portfolio manager of the Aston Balanced Fund (fixed income portion) since December 2006 and is President and Managing Principal of TCH. Ms. Canida has over 28 years of investment experience. She previously served as Vice President and Senior Investment Officer of Southeast Bank. She received her BS from Georgetown University and her MBA from The George Washington University.

Alan M. Habacht has been the co-portfolio manager of the Aston Balanced Fund (fixed income portion) since December 2006 and is a Principal of TCH. Mr. Habacht has over 35 years of investment experience. Before joining TCH, he served as Senior Vice President and portfolio manager for INVESCO Capital Management. He also served as a security analyst for Weiss, Peck & Greer, Alliance Capital Management, and Bache & Company. He received his BA in Finance from Boston University.

William J. Canida, CFA, has been the co-portfolio manager of the Aston Balanced Fund (fixed income portion) since December 2006 and is a Principal of TCH. Mr. Canida has over 30 years of investment experience. Prior to joining TCH, he served as Vice President and Senior Investment Officer for Harris Trust Company of Florida. He also was Vice President and Treasurer of AmeriFirst Florida Trust Company and Southeast Bank. Mr. Canida received his BA and his MBA from Indiana University. He has also attended the National Graduate Trust School of Northwestern University.

Investment Strategies. In addition to the principal investment strategies described in the Fund Summaries above, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

Asset-Backed Securities (component of principal investment strategy for Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

Below Investment Grade (High Yield) Securities (Aston Balanced Fund). Below investment grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies, or if unrated, are judged by an adviser or a subadviser to be of equivalent quality. They are considered speculative and are sometimes called “junk bonds.”

CMOs (Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

Commercial Paper (All Funds). Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Convertible Securities (component of principal investment strategy for all Funds). Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities (All Funds and component of principal investment strategy for Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated)

securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Debentures (All Funds and component of principal investment strategy for Aston Balanced Fund). Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

Defensive Strategy (All Funds). There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

Depositary Receipts of Foreign Securities (All Funds). A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American depository receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated, European depository receipts (“EDRs”), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and global depository receipts (“GDRs”), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or

GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Derivatives (All Funds). The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of a Fund. The portfolio manager(s) will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets. The portfolio manager(s) will place a limit on the derivative exposure as a proportion of assets.

Equity Securities (component of principal investment strategy for all Funds). Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their value may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

Fixed Income Securities (All Funds and component of principal investment strategy for Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. Aston Montag/Caldwell Growth Fund and Aston Growth Fund may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

Foreign Securities (All Funds). Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

Mortgage-Backed Securities (component of principal investment strategy for Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest type of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Other Investment Companies (All Funds). The Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Preferred Stocks (All Funds). Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the claims of all creditors.

Repurchase Agreements (All Funds). Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

Rule 144A Securities (All Funds). Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. Government Securities (All Funds and component of principal investment strategy for Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund). These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

Primary Risks. You could lose money by investing in a Fund. There can be no assurance that a Fund’s investment objective will be achieved. The following is a summary of certain risks of investing in the Funds.

Below Investment Grade (High Yield) Securities Risk. (Aston Balanced Fund) Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Call Risk. (Aston Balanced Fund) Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Credit Risk. (Each Acquiring Fund and Aston Balanced Fund) Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a Fund’s share price or yield.

Derivatives Risk. (All Funds) Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty of the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Foreign Securities Risk. (All Funds) Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies.

Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by a Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. (All Funds) Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a Fund’s performance may suffer.

Interest Rate Risk. (Each Acquiring Fund and Aston Balanced Fund) If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk.

Liquidity Risk. (All Funds) When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. (All Funds) The performance of a Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, a Fund may underperform its benchmark or its peers.

Market Risk. (All Funds) Each Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Prepayment Risk. (Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund) Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a Fund’s total return.

U.S. Government Agency Securities Risk. (Aston/Montag & Caldwell Balanced Fund and Aston Balanced Fund) Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by the credit of the issuer or instrumentality. While the U.S. government may provide financial support to U.S. government-sponsored agencies or instrumentalities, such as various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in 2008, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Performance Information. The bar charts show how the performance of the Class N shares of each Fund has varied from year-to-year over the periods shown. The classes of shares for a Fund are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the

Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in each Fund. Each Fund makes updated performance information available at the Funds’ Web site, www.astonfunds.com, or by calling 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Aston Growth Fund—Aston/Montag & Caldwell Growth Fund

Calendar Year Total Returns (%)

Aston/Montag & Caldwell Growth Fund – Class N Shares

For the periods included in the bar chart:

Best Quarter: 14.92% (06/09)	Worst Quarter: (20.35)% (12/08)

Aston Growth Fund – Class N Shares*

For the periods included in the bar chart:

Best Quarter: 16.27% (12/01)	Worst Quarter: (20.26)% (12/08)

The following table indicates how each Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index. Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, each Fund’s performance would have been reduced. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Return

(For the periods ended December 31, 2009)

Aston/Montag & Caldwell Growth Fund	1 Year	5 Years	10 Years

Class N Shares (Inception 11/2/94):
Return Before Taxes	29.84%	3.80%	(0.93)%
Return After Taxes on Distributions	29.77%	3.19%	(1.50)%
Return After Taxes on Distributions and Sale of Fund Shares	19.48%	3.25%	(0.86)%
Class I Shares (Inception 6/28/96):
Return Before Taxes	30.15%	4.09%	(0.66)%
Class R Shares (Inception 12/31/02):
Return Before Taxes	29.47%	3.57%	N/A
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees)	37.21%	1.63%	(3.99)%

Average Annual Total Return*

(For the periods ended December 31, 2009)

Aston Growth Fund	1 Year	5 Years	10 Years

Class N Shares (Inception 12/13/93):
Return Before Taxes	30.77%	(0.81)%	(1.26)%
Return After Taxes on Distributions	30.51%	(2.19)%	(2.17)%
Return After Taxes on Distributions and Sale of Fund Shares	20.35%	(0.60)%	(1.06)%
Class I Shares (Inception 7/31/00):
Return Before Taxes	31.14%	(0.53)%	N/A
Class R Shares (Inception 12/31/02):
Return Before Taxes	30.54%	(1.01)%	N/A
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees)	37.21%	1.63%	(3.99)%

*	Montag & Caldwell, Inc. became the subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares and Class R shares will vary.

Aston Balanced Fund—Aston/Montag & Caldwell Balanced Fund

Calendar Year Total Returns (%)

Aston/Montag & Caldwell Balanced Fund – Class N Shares

For the periods included in the bar chart:

Best Quarter: 9.21% (06/09)	Worst Quarter: (10.36)% (12/08)

Aston Balanced Fund – Class N Shares

For the periods included in the bar chart:

Best Quarter: 11.98% (06/09)	Worst Quarter: (11.60)% (12/08)

The following table indicates how each Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index and blended index. Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, each Fund’s performance would have been reduced. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

Aston/Montag & Caldwell Balanced Fund	1 Year	5 Years	10 Years

Class N Shares (Inception 11/2/94):
Return Before Taxes	19.68%	4.07%	1.45%
Return After Taxes on Distributions	19.30%	3.73%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares	12.99%	3.35%	0.96%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees)	26.47%	0.42%	(0.95)%
Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees)	4.52%	4.71%	6.34%
60% S&P 500 Index/40% Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees)	17.74%	2.43%	2.27%

Average Annual Total Returns*

(For the periods ended December 31, 2009)

Aston Balanced Fund	1 Year	5 Years	10 Years

Class N Shares (Inception 9/21/95):
Return Before Taxes	23.84%	1.17%	1.40%
Return After Taxes on Distributions	23.46%	(1.03)%	(0.33)%
Return After Taxes on Distributions and Sale of Fund Shares	15.68%	0.71%	0.78%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees)	26.47%	0.42%	(0.95)%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees)	5.93%	4.97%	6.33%
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees)	18.39%	2.52%	2.24%

*	Taplin, Canida & Habacht, LLC has managed the fixed income portion of the portfolio since December 1, 2006. Montag & Caldwell, Inc. has managed the equity portion of the portfolio since January 1, 2008. The performance of the Fund prior to December 1, 2006 and January 1, 2008 may have been different if the current subadvisers had been employed.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Distribution and Shareholder Services. PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement dated September 27, 2001, as amended (the “Distribution Agreement”), under which the Distributor serves as statutory underwriter and facilitates the registration and distribution shares of the Funds on a continuous basis. To pay for the cost of promoting the Funds and servicing your shareholder account, the Funds have adopted a Rule 12b-1 distribution plan for Class N and Class R shares. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund’s Class N shares’ average daily net assets and 0.50% of Class R shares’ average daily net assets to the Distributor for certain expenses associated with the distribution of Fund shares and other services. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

From the 12b-1 fees, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services and reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Rule 12b-1 distribution plan for Class N shares is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Rule 12b-1 distribution plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

C. OTHER COMPARISONS BETWEEN THE FUNDS

Trustees and Officers. The same Trustees oversee all of the Funds. The Trustees currently are Stuart D. Bilton (Chairman), Gregory T. Mutz, Leonard F. Amari, Robert B. Scherer and Denis Springer. The officers of all of the Funds are also the same.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices at Willis Tower, 233 South Wacker Drive, Chicago, IL 60606 is the Trust’s independent registered public accounting firm for each Fund.

Charter Documents. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Additional information about the Trust Instrument is provided below.

Voting Rights. Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N and Class R shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

Shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, and (iii) with respect to such additional matters relating to the Trust as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable.

Shareholder Meetings. The Board does not intend to hold annual meetings of shareholders of the Funds. The Trust Instrument provides that the Board will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Funds entitled to vote. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders’ meeting to vote upon the removal of a Trustee or Trustees.

One-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders’ meeting. Any lesser number is sufficient for adjournments. Any adjourned session or sessions may be held without the necessity of further notice. Except when a larger vote is required by law or by any provision of the Trust Instrument, a majority of the shares voted in person or by proxy shall decide any questions, and a plurality will elect a Trustee.

Shareholder Liability. Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the

Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

The foregoing is a very general summary of certain provisions of the Trust Instrument governing the Trust. It is qualified in its entirety by reference to the Trust Instrument.

D. INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

General. The shareholders of each Acquired Fund are being asked to approve a reorganization between their Acquired Fund and its corresponding Acquiring Fund pursuant to the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Acquired Funds and the Acquiring Funds (the “Agreement”), the form of which is attached to this Proxy Statement/Prospectus as Appendix G, and is summarized below.

Each Acquired Fund’s shareholders will vote separately on the reorganization of their Fund into the corresponding Acquiring Fund. The reorganization of one Acquired Fund into an Acquiring Fund is not contingent upon the approval of the other Acquired Fund’s shareholders. Each reorganization is separate and distinct from the other.

In the event that a reorganization does not receive the required shareholder approval, each applicable Acquired Fund and Acquiring Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Reorganizations. Aston proposed to the Board a reorganization that would have the effect of merging each Acquired Fund with an Acquiring Fund that Aston believes has substantially similar investment objectives. The Board, including the Independent Trustees, approved the terms of each reorganization and recommended that the reorganizations be approved by the shareholders of each Acquired Fund. In determining to recommend that the shareholders of each Acquired Fund approve its reorganization, the Board considered the factors described below:

•

Each Acquired Fund’s and its corresponding Acquiring Fund’s investment goals, policies and restrictions are substantially similar, and that the reorganization would permit the shareholders of each Acquired Fund to pursue substantially similar objectives in a larger fund with similar performance;

•	Services available to Acquired Fund shareholders will be substantially the same on a class level basis;

•	The reorganizations will result in the elimination of investment products that have become substantially similar over time;

•

The estimated total annual operating expense ratios for each Acquiring Fund are expected to be lower than the current total annual operating expense ratios of its corresponding Acquired Fund, taking into account the effect of contractual expense limitations, and a larger combined fund offers the opportunity for economies of scale;

•

Highbury has committed to bear the reorganization costs and expenses related to proxy solicitation, legal and other costs associated with the solicitation including special meetings of the board of trustees, preparation of this Proxy Statement/Prospectus, printing and mailing costs, and Aston has committed to reimburse the Funds for other expenses in connection with the reorganizations, including legal and accounting expenses, to the extent that (i) such expenses cause total operating expenses of the Funds to exceed operating expense caps in effect for a Fund through February 28, 2011, or (ii) such expenses exceed one basis point (.01%) of average net assets if operating expense caps are not in effect for any Fund; and

•	For federal income tax purposes, each reorganization is generally not expected to result in a taxable event for an Acquired Fund or its shareholders.

Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in its proposed reorganization would be in the best interests of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.

Agreement and Plan of Reorganization. Each proposed reorganization will be governed by the Agreement, the form of which is attached as Appendix G. The Agreement provides that each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities. The Acquiring Fund Shares will be issued on March 30, 2010 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to its corresponding Acquiring Fund, and in exchange, such Acquiring Fund will assume all liabilities of the Acquired Fund and deliver to such Acquired Fund a number of full and fractional Acquiring Fund Shares of such Acquiring Fund having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all the Acquiring Fund Shares received by such Acquired Fund. This distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Acquiring Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the value of the Acquired Fund shares surrendered by such shareholder.

The consummation of each reorganization is subject to the terms and conditions and on the representations and warranties being true as set forth in the Agreement. With respect to each reorganization, the Agreement may be terminated by mutual agreement of the Acquiring Fund and the corresponding Acquired Fund. The Agreement may be terminated with respect to one or both of the reorganizations. In addition, either an

Acquired Fund or an Acquiring Fund may at its option terminate the Agreement with respect to its corresponding reorganization at or before the Closing Date due to (i) a breach by any other party to such reorganization of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it can or will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a reorganization is not in the best interests of a Fund.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. The Acquired Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

Certain Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. with respect to its reorganization (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(a) The transfer of all the assets of the Acquired Fund to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution by the Acquired Fund of all the Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the reorganization.

(f) The basis of the Acquired Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

This description of the federal income tax consequences of the reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of a reorganization, including the applicability and effect of state, local and foreign tax laws.

If a proposed reorganization is approved by an Acquired Fund’s shareholders, the Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards), if any, immediately prior to the Closing (as defined in the Agreement). Additional distributions may be made if necessary.

Capitalization. The following table shows the capitalization of each Fund as of October 31, 2009 and of each Acquiring Fund on a pro forma unaudited combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date:

ASTON GROWTH FUND—ASTON/MONTAG & CALDWELL GROWTH FUND

	Aston Growth Fund	Aston/Montag & Caldwell Growth Fund	Pro Forma Adjustments(1)		Aston/Montag & Caldwell Growth Fund—Pro Forma Combined (assuming consummation of the reorganization)(2)

Net Assets
Class N Shares	$56,304,527	$1,277,345,869			$1,333,650,396
Class I Shares	144,805,253	1,205,637,140			1,350,442,393
Class R Shares	587,634	3,840,306			4,427,940

Total Net Assets	201,697,414	2,486,823,315			2,688,520,729
Shares Outstanding
Class N Shares	4,447,220	61,198,083	(1,749,651	)(3)	63,895,652
Class I Shares	11,228,146	57,491,570	(4,323,017	)(3)	64,396,699
Class R Shares	47,183	185,293	(18,830	)(3)	213,646
Net Asset Value Per Share
Class N Shares	$12.66	$20.87			$20.87
Class I Shares	12.90	20.97			20.97
Class R Shares	12.45	20.73			20.73

(1)	Pro forma adjustments do not include reorganization expenses borne by the Funds, which are expected to be immaterial.
(2)	Assumes the reorganization had been consummated on October 31, 2009, and is for information purposes only. No assurance can be given as to how many shares of the Aston/Montag & Caldwell Growth Fund will be received by the shareholders of the Aston Growth Fund on the date the reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Aston/Montag & Caldwell Growth Fund that actually will be received on or after such date.
(3)	Class N, Class I and Class R shares of the Aston Growth Fund are being exchanged for Class N, Class I and Class R shares of the Aston/Montag & Caldwell Growth Fund, respectively.

ASTON BALANCED FUND—ASTON/MONTAG & CALDWELL BALANCED FUND

	Aston Balanced Fund	Aston/Montag & Caldwell Balanced Fund	Pro Forma Adjustments(1)		Aston/Montag & Caldwell Balanced Fund—Pro Forma Combined (assuming consummation of the reorganization)(2)

Net Assets
Class N Shares	$16,804,970	$14,937,504			$31,742,474
Class I Shares	—	1,148,910			1,148,910

Total Net Assets	16,804,970	16,086,414			32,891,384
Shares Outstanding
Class N Shares	3,032,269	842,474	(2,084,470	)(3)	1,790,273
Class I Shares	—	64,972	—		64,972
Net Asset Value Per Share
Class N Shares	$5.54	$17.73			$17.73
Class I Shares	—	17.68			17.68

(1)	Pro forma adjustments do not include reorganization expenses borne by the Funds, which are expected to be immaterial.
(2)	Assumes the reorganization had been consummated on October 31, 2009, and is for information purposes only. No assurance can be given as to how many shares of the Aston/Montag & Caldwell Balanced Fund will be received by the shareholders of the Aston Balanced Fund on the date the reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Aston/Montag & Caldwell Balanced that actually will be received on or after such date.
(3)	Class N shares of the Aston Balanced Fund are being exchanged for Class N shares of the Aston/Montag & Caldwell Balanced Fund.

Required Vote.

Approval of each reorganization requires the affirmative vote of a majority of the shares voted in person or by proxy of the applicable Acquired Fund entitled to vote on this proposal.

The Board believes that the proposed reorganizations are in the best interests of each Acquired Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed reorganizations.

GENERAL INFORMATION

Submission of Shareholder Proposals

Under Delaware law, the Trust is not required to hold annual shareholders’ meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust’s shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Distributor and Administrator

Set forth below are the names and addresses of the Trust’s administrator and distributor.

ADMINISTRATOR	DISTRIBUTOR

Aston Asset Management LLC 120 North LaSalle Street Chicago, IL 60602	PFPC Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

During the fiscal years ended October 31, 2009 and 2008, the Trust paid Aston, on behalf of the Funds, $2,726,357 and $2,752,230, respectively, for providing administrative services to the Funds, of which $1,264,183 and $1,286,612, respectively, was paid to PNC Global Investment Servicing (U.S.) Inc., as subadministrator.

Expenses of Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, telegraph, facsimile or Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies for the proposals will be paid by Highbury and not by the Funds. The Trust has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of approximately $350,000, plus reasonable expenses.

Brokerage Commissions to Affiliates

During the fiscal year ended October 31, 2009, no brokerage commissions were paid to affiliated brokers.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

Gerald F. Dillenburg
Senior Vice President, Secretary and Treasurer

INDEX OF APPENDICES

APPENDIX A:	BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

APPENDIX B:	FUND SHARES OWNED BY TRUSTEES, NOMINEES AND OFFICERS

APPENDIX C:	DATES RELATED TO CURRENT ADVISORY AGREEMENTS

APPENDIX D:	FORM OF INVESTMENT ADVISORY AGREEMENT

APPENDIX E:	ADVISORY FEE RATES AND AGGREGATE ADVISORY FEES PAID DURING LAST FISCAL YEAR

APPENDIX F:	SUMMARY OF SUB-INVESTMENT ADVISORY AGREEMENTS

APPENDIX G:	FORM OF AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX A

Beneficial Owners of 5% or More of Fund Shares

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/TCH Fixed Income Fund	Class N	DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	1,532,686.72	34.47%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	276,796.05	6.23%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	270,599.70	6.09%

Aston/Montag & Caldwell Balanced Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	109,294.84	14.18%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		B Franklin Skinner 675 Tuxedo Pl NW Atlanta GA 30342-3616	52,393.65	6.80%

		Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it’s Customers 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	46,497.30	6.03%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	45,136.77	5.86%

		Central Baptist Church Robert L Lee TTEE PO Box 1221 Newnan, GA 30264-1221	43,047.12	5.59%

Aston Balanced Fund	Class N	DCGT as TTEE and/or Cust FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	1,290,591.54	43.23%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Optimum Mid Cap Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	6,936,121.77	17.66%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	6,645,816.57	16.92%

		New York Life Trust Co 169 Lackawanna Ave Parsippany NJ 07054-1007	4,168,997.40	10.62%

		Wells Fargo Bank NA FBO RPS ABN AMRO Mid Cap P.O. BOX 1533 Minneapolis, MN 55480	2,025,059.25	5.16%

Aston Growth Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	1,024,865.11	23.21%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	524,924.26	11.89%

		MCB Trust Services TTEE FBO Western States Envelope Co 700 17th St Ste 300 Denver, CO 80202	336,149.38	7.61%

		DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	301,080.91	6.82%

Aston/Montag & Caldwell Growth Fund	Class N	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	31,601,436.31	48.49%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	8,422,420.68	12.92%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Citigroup Global Markets Inc 333 West 34th St - 3rd Floor New York, NY 10001	5,555,561.45	8.52%

Aston/Veredus Aggressive Growth Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	867,047.54	24.36%

		Citigroup Global Markets Inc 333 West 34th St - 3rd Floor New York, NY 10001	454,511.13	12.77%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	397,044.78	11.15%

Aston/TAMRO Small Cap Fund	Class N	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	5,393,320.28	30.92%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	3,145,070.91	18.03%

		Community Bank NA Cust FBO Hanys Downstate Retirement Plans 6 Rhoads Dr Ste 7 Utica NY 13502-6315	1,109,760.74	6.36%

		Vanguard Fiduciary Trust Co ABN AMRO Funds PO BOX 2600 Valley Forge, PA 19482	1,089,616.47	6.25%

		Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis, MN 55480	925,064.95	5.30%

Aston/TAMRO Diversified Equity Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	206,906.47	19.34%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	160,405.70	14.99%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	121,569.66	11.36%

Aston Value Fund	Class N	DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	774,260.26	32.28%

		DCGT as TTEE and/or CUST FBO Principal Financial Group Omnibus Qualified 711 High Street Des Moines, IA 50303	628,964.34	26.22%

		National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty St 1 World Financial CE New York, NY 10281	318,368.38	13.27%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Fortis Real Estate Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	116,071.15	17.13%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	90,437.43	13.34%

		Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	67,291.50	9.93%

		DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	43,858.45	6.47%

Aston/Veredus Select Growth Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	2,228,509.38	55.69%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	306,137.68	7.65%

Aston Dynamic Allocation Fund	Class N	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	3,169,804.67	56.54%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	1,897,948.13	33.85%

Aston/M.D. Sass Enhanced Equity Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	1,494,672.59	43.60%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	1,170,865.16	34.16%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Independance Trust Company 325 Bridge Street Franklin TN 37064-2609	383,013.83	11.17%

Aston/New Century Absolute Return ETF Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	1,550,420.65	78.75%

Aston/River Road Small Cap Value Fund	Class N	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	14,006,033.74	66.36%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	2,608,564.83	12.36%

		PFPC Inc as Agent for PFPC Trust FBO Morningstar Wrap Program Customers 760 Moore Road King of Prussia, PA 19406	1,914,796.49	9.07%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/River Road Dividend All Cap Value Fund	Class N	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	3,705,172.08	38.04%

		PFPC Inc as Agent for PFPC Trust FBO Morningstar Wrap Program Customers 760 Moore Road King of Prussia, PA 19406	3,240,082.26	33.26%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	1,277,242.19	13.11%

Aston/River Road Small-Mid Cap Fund	Class N	PFPC Inc as Agent for PFPC Trust FBO Morningstar Wrap Program Customers 760 Moore Road King of Prussia, PA 19406	3,963,252.02	71.93%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	791,045.27	14.36%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Fasciano Small Cap Fund	Class N	Highbury Financial Inc 999 18th St Ste 3000 Denver CO 80202-2449	100,000.00	49.50%

		Michael F Fasciano TTEE Michael F Fasciano 2003 Living Trust 737 North Michigan Avenue, Ste 2210 Chicago, IL 60611	100,000.00	49.50%

Aston/Optimum Large Cap Opportunity Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	387,230.05	71.19%

		Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	97,079.77	17.85%

Aston/Montag & Caldwell Mid Cap Growth Fund	Class N	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	76,033.33	18.12%

		William Vogel 3455 Peachtree Road N.E., Ste 1200 Atlanta GA 30326	67,177.68	16.01%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it’s Customers 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	64,537.80	15.38%

		TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	40,236.05	9.59%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	24,809.12	5.91%

Aston/Cardinal Mid Cap Value Fund	Class N	Amy Minella One Greenwich Office Park Greenwich, CT 06831	100,000.00	78.00%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	22,368.63	17.45%

Aston/Neptune International Fund	Class N	Stuart D Bilton & Bette E Bilton JT Ten 120 N. LaSalle Street, 25th Fl Chicago, IL 60602	32,071.19	68.05%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		NASR Enterprise LLC 2562 Silver State Pkwy Ste F2 Minden NV 89423-8937	8,556.63	18.16%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	2,605.30	5.53%

Aston/TCH Fixed Income Fund	Class I	DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	1,020,570.59	52.19%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	713,317.22	36.48%

		Wells Fargo Bank NA FBO Amerimax Retirement Plan P.O. Box 1533 MINNEAPOLIS, MN 55480	168,266.27	8.60%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Montag & Caldwell Balanced Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	43,735.52	66.78%

		PFPC Trust Co CUST FBO James B Thomas Rollover IRA 2401 Pennsylvania Ave Unit 205 Wilmington DE 19806-1403	9,342.64	14.27%

		TD Ameritrade Trust Company CO # 00T71 Montag & Caldwell PO Box 17748 Denver CO 80217-0748	4,861.71	7.42%

		Citigroup Global Markets Inc 333 West 34th St - 3rd Floor New York, NY 10001	3,828.28	5.85%

Aston/Optimum Mid Cap Fund	Class I	James M Carn TTEE Standard Insurance Co. 1100 SW Sixth Avenue Portland, OR 97204-1093	2,147,334.76	28.88%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	923,098.56	12.42%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	677,270.68	9.11%

		Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis, MN 55480	404,043.63	5.43%

Aston Growth Fund	Class I	Bank of America NA TTEE FBO Lasalle Pension Plan & Trust PO Box 831575 Dallas TX 75283-1575	741,878.54	51.78%

		State St Bank & Tr CO FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City MO 64105-1340	568,741.02	39.69%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Montag & Caldwell Growth Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	13,263,259.56	23.65%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	9,942,997.96	17.73%

		SEI Private Trust Co c/o First Tennessee ID 683 One Freedom Valley Dr. Oaks, PA 19456	3,539,153.68	6.31%

		Citigroup Global Markets Inc 333 West 34th St - 3rd Floor New York, NY 10001	3,205,191.99	5.71%

Aston/Veredus Aggressive Growth Fund	Class I	Bank of America NA TTEE FBO Lasalle Pension Plan & Trust PO Box 831575 Dallas TX 75283-1575	1,085,466.97	75.14%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50303	178,642.45	12.37%

		State St Bank & Tr CO FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City MO 64105-1340	80,365.89	5.56%

Aston/TAMRO Small Cap Fund	Class I	The Northern Trust Co as Trustee FBO Advocate-DV PO Box 92994 Chicago, IL 60675-2994	4,434,709.09	12.86%

		Sheldon & Co c/o National City PO Box 94984 Cleveland OH 44101-4984	3,015,436.13	8.74%

		Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris BLVD Charlotte, NC 28288-1076	1,980,241.42	5.74%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it’s Customers 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	1,925,888.61	5.58%

Aston Value Fund	Class I	Bank of America NA TTEE FBO Lasalle Pension Plan & Trust PO Box 831575 Dallas TX 75283-1575	21,926,598.23	88.10%

		State St Bank & TR CO FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City MO 64105-1340	1,623,403.15	6.52%

		Bank of America NA TTEE FBO Lasalle Pension Plan & Trust PO Box 831575 Dallas TX 75283-1575	1,324,985.41	5.32%

Aston/Fortis Real Estate Fund	Class I	Bank of America NA TTEE FBO Lasalle Pension Plan & Trust PO Box 831575 Dallas TX 75283-1575	3,616,881.66	92.96%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		State St Bank & Tr Co FBO ABN AMRO North America Retirement Trust 805 Pennsylvania Ave Kansas City MO 64105-1340	267,786.99	6.88%

Aston/Veredus Select Growth Fund	Class I	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	4,417,628.46	85.49%

		National City Bank Allegheny Co Police Pension PO Box 94984 Cleveland OH 44101-4984	260,116.79	5.03%

Aston/River Road Small Cap Value Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	5,944,926.13	22.37%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	3,955,340.45	14.88%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Minnesota Life 400 Robert St N Saint Paul MN 55101-2006	2,188,706.97	8.24%

Aston/River Road Dividend All Cap Value Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	3,659,677.75	35.72%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	2,526,030.34	24.65%

		Strafe & Co FBO Credit Suisse Omnibus Mutual Fund P.O.BOX 160 Westerville, OH, 43086	1,120,652.70	10.94%

		Wells Fargo Bank NA FBO Stuart, H&M Foundation - Custody PO Box 1533 Minneapolis, MN 55480	971,922.25	9.49%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Wells Fargo Bank, NA FBO Stuart, Brett Living Trust PO Box 1533 Minneapolis, MN 55480	543,773.79	5.31%

		Wells Fargo Bank, NA FBO Stuart, Nan Living Trust PO Box 1533 Minneapolis, MN 55480	543,773.79	5.31%

Aston/River Road Small-Mid Cap Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	5,288,316.54	23.77%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	4,588,177.53	20.63%

		SEI Private Trust Co. c/o Suntrust One Freedom Valley Drive Oaks, PA 19456	2,291,050.01	10.30%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		SEI Private Trust Company c/o Hale & Dorr One Freedom Valley Drive Oaks, PA 19456	1,642,812.54	7.38%

		US Bancorp FBO City of Milwaukee Deferred Compensation Plan PO Box 182029 Columbus OH 43218-2029	1,327,521.49	5.97%

Aston/Lake Partners LASSO Alternatives Fund	Class I	Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	409,178.33	75.46%

		Prudential Invest Mgmt Serv FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102	63,148.18	11.65%

		National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	37,981.54	7.00%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/Neptune International Fund	Class I	State Street Nominees Ltd 525 Ferry Rd Edinburgh Scotland EH5 2AW	160,003.66	92.94%

Aston/Barings International Fund	Class I	National Financial Services Corp (FBO) Our Customers 200 Liberty Street One World Financial Center New York NY 10281	2,490,131.20	44.17%

		Strafe & Co FBO Credit Suisse Omnibus Mutual Fund P.O.Box 160 Westerville, OH, 43086	1,445,290.13	25.64%

		Wells Fargo Bank NA FBO Scott & White Endow PO Box 1533 Minneapolis, MN 55480	509,827.69	9.04%

		Charles Schwab & Co Inc Special Custody Acct for Exclusive of Customers 101 Montgomery St San Francisco, CA 94104-4122	334,553.80	5.93%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	291,950.91	5.18%

Aston Growth Fund	Class R	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it’s Customers 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	28,690.00	61.08%

		Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	16,210.15	34.51%

Aston/Montag & Caldwell Growth Fund	Class R	PIMS/Prudential Retirement as Nominee for the TTEE/CUST Kenny Industries, Inc. 2215 Sanders Road Ste 400 Northbrook IL 60062	103,856.32	38.68%

		Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it’s Customers 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	94,378.70	35.15%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Reliance Trust Company FBO Diesel Truck P.O. Box 48529 Atlanta GA 30362	17,569.61	6.54%

		Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	16,181.27	6.03%

APPENDIX B

Trustees, Nominees and Officers Beneficially Owning 1% or More of Fund Shares as of November 30, 2009

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Aston/TAMRO Diversified Equity Fund	Class N	Stuart D. Bilton 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	24,228	2.24%

Aston/TAMRO Diversified Equity Fund	Class N	Leonard F. Amari 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	12,304	1.14%

Aston/Cardinal Mid Cap Value Fund	Class N	Gerald F. Dillenburg 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	3,570	2.80%

Aston/Neptune International Fund	Class N	Stuart D. Bilton 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	30,374	73.39%

Aston/Neptune International Fund	Class I	Gerald F. Dillenburg 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	9,207	5.62%

Aston/Montag & Caldwell Growth Fund	Class R	Kenneth C. Anderson 120 North LaSalle Street 25th Floor Chicago, Illinois 60602	9,987	3.42%

Fund Shares Owned by Nominees

The following table sets forth, for each nominee that beneficially owned shares of any Fund as of November 30, 2009, the dollar range of shares beneficially owned in each Fund, as well as the aggregate dollar range of shares beneficially owned in all of the Funds as of the same date. Nominees Jeffrey S. Murphy, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski, Jack W. Aber and Thomas R. Schneeweis did not beneficially own shares of any Fund as of November 30, 2009.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Name of Fund	Stuart D. Bilton	Gregory T. Mutz	Robert B. Scherer	William E. Chapman II
Aston Balanced Fund	$0	$0	$0	$0

Aston/Barings International Fund	$0	$0	$0	$0

Aston/Cardinal Mid Cap Value Fund	$0	$0	$0	$0

Aston Dynamic Allocation Fund	$0	$0	$0	$0

Aston/Fasciano Small Cap Fund	$0	$0	$0	$0

Aston/Fortis Real Estate Fund	$0	$0	$0	$0

Aston Growth Fund	$0	$0	$0	$50,001-$100,000

Aston/Lake Partners LASSO Alternatives Fund	$0	$0	$0	$0

Aston/M.D. Sass Enhanced Equity Fund	$0	$0	$0	$0

Aston/Montag & Caldwell Balanced Fund	$0	$0	$0	$0

Aston/Montag & Caldwell Growth Fund	Over $100,000	Over $100,000	$10,001-$50,000	$50,001-$100,000

Aston/Montag & Caldwell Mid Cap Growth Fund	$0	$0	$0	$0

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Name of Fund	Stuart D. Bilton	Gregory T. Mutz	Robert B. Scherer	William E. Chapman II
Aston/Neptune International Fund	Over $100,000	$0	$0	$0

Aston/New Century Absolute Return ETF Fund	$0	$0	$0	$0

Aston/Optimum Large Cap Opportunity Fund	$0	$0	$0	$0

Aston/Optimum Mid Cap Fund	Over $100,000	$10,001-$50,000	$0	$0

Aston/River Road Dividend All Cap Value Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	$0

Aston/River Road Small-Mid Cap Fund	$0	$0	$0	$0

Aston/River Road Small Cap Value Fund	Over $100,000	$0	$10,001-$50,000	$0

Aston/TAMRO Diversified Equity Fund	Over $100,000	$50,001-$100,000	$1-$10,000	$0

Aston/TAMRO Small Cap Fund	Over $100,000	$10,001-$50,000	$10,001-$50,000	$0

Aston/TCH Fixed Income Fund	$0	$0	$0	$0

Aston Value Fund	$0	$0	$0	$0

Aston/Veredus Aggressive Growth Fund	$0	$0	$0	$0

Aston/Veredus Select Growth Fund	$0	$10,001-$50,000	$0	$0

Aggregate Dollar Range of Fund Shares Owned by Nominees in Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000

APPENDIX C

Dates Related to Current Advisory Agreements

Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement Was Last Approved by Shareholders	Date Current Advisory Agreement Was Last Approved by Board

Aston Balanced Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/Barings International Fund	November 1, 2007	November 1, 2007	December 17, 2009

Aston/Cardinal Mid Cap Value Fund	November 1, 2007	November 1, 2007	December 17, 2009

Aston Dynamic Allocation Fund	January 7, 2008	January 7, 2008	December 17, 2009

Aston/Fasciano Small Cap Fund	December 21, 2009	December 21, 2009	December 17, 2009

Aston/Fortis Real Estate Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston Growth Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/Lake Partners LASSO Alternatives Fund	March 30, 2009	March 30, 2009	March 19, 2009

Aston/M.D. Sass Enhanced Equity Fund	January 9, 2008	January 9, 2008	December 17, 2009

Aston/Montag & Caldwell Balanced Fund	November 30, 2006	August 25, 2006	December 17, 2009

Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement Was Last Approved by Shareholders	Date Current Advisory Agreement Was Last Approved by Board

Aston/Montag & Caldwell Growth Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/Montag & Caldwell Mid Cap Growth Fund	November 1, 2007	November 1, 2007	December 17, 2009

Aston/Neptune International Fund	July 20, 2007	July 20, 2007	December 17, 2009

Aston/New Century Absolute Return ETF Fund	February 29, 2008	February 29, 2008	December 17, 2009

Aston/Optimum Large Cap Opportunity Fund	December 26, 2006	December 26, 2006	December 17, 2009

Aston/Optimum Mid Cap Fund	November 30, 2006	September 20, 2006	December 17, 2009

Aston/River Road Dividend All Cap Value Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/River Road Small-Mid Cap Fund	March 28, 2007	March 28, 2007	December 17, 2009

Aston/River Road Small Cap Value Fund	November 30, 2006	September 20, 2006	December 17, 2009

Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement Was Last Approved by Shareholders	Date Current Advisory Agreement Was Last Approved by Board

Aston/TAMRO Diversified Equity Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/TAMRO Small Cap Fund	November 30, 2006	September 20, 2006	December 17, 2009

Aston/TCH Fixed Income Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston Value Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/Veredus Select Growth Fund	November 30, 2006	August 25, 2006	December 17, 2009

Aston/Veredus Aggressive Growth Fund	November 30, 2006	September 20, 2006	December 17, 2009

APPENDIX D

Form of Investment Advisory Agreement

AGREEMENT made this      day of             , 20     by and between ASTON FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust set forth on Schedule A hereto as may be amended from time to time (each, a “Fund” and collectively, the “Funds”) and ASTON ASSET MANAGEMENT, LP, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to each Fund, and the Adviser is willing to furnish such services to each Fund.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of Adviser. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of each Fund, (ii) continuously review, supervise and administer the investment program of each Fund, (iii) determine, in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser’s activities which are required to be maintained by the Trust and (v) render regular reports to the Trust’s officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in each Fund’s then effective prospectus and statement of additional information. The

Adviser shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and communicated to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

3. Delegation of Duties. Subject to the Board’s approval, the Adviser and/or a Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder.

4. Manager-of-Managers Structure. The Adviser shall also have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadvisers so selected pursuant to a “manager-of-managers” structure. The Fund acknowledges that the Adviser would have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to approval of the Board of Trustees, but not shareholder approval, under this structure.

5. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Funds is obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6. Expenses. The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Adviser or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. No officer or employee of the Trust or a Fund shall receive from the Trust or a Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide.

7. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, each Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth the annual rate set forth opposite the Fund’s name on Schedule B hereto based on the Fund’s average daily net assets for that month. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information.

In the event of termination of this Agreement, the fee provided in this Section 7 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

8. Reports. The Trust, on behalf of each Fund, and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. Information and reports furnished by the Adviser to the Board and the officers of the Trust shall be at the Adviser’s expense. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

9. Status of Adviser. The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Funds are not impaired thereby. In addition, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to a Fund, or to any shareholder of a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

11. Duration and Termination. The term of this Agreement shall commence with respect to a Fund on the date set forth opposite the Fund’s name as set forth on Schedule A hereto (the “Effective Date”), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect for the initial term set forth in Schedule A. This Agreement shall continue in effect with respect to a Fund after its initial term, provided such continuance is approved at least annually by (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 11, the terms “assignment,” “interested person” and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance.

12. Declaration of Trust. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to a Fund, it shall look only to assets of that Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

13. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and with such approvals as required by applicable law.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST:	ASTON FUNDS on behalf of the series set forth in Schedule A

By:
Title:

ATTEST:	ASTON ASSET MANAGEMENT, LP

By:
Title:

SCHEDULE A

Fund	Effective Date	Initial Term

Aston Balanced Fund

Aston Value Fund

Aston Growth Fund

Aston/Fortis Real Estate Fund

Aston/Montag & Caldwell Balanced Fund

Aston/Montag & Caldwell Growth Fund

Aston/Optimum Mid Cap Fund

Aston/River Road Dividend All Cap Value Fund

Aston/River Road Small Cap Value Fund

Aston/TAMRO Diversified Equity Fund

Aston/TAMRO Small Cap Fund

Aston/TCH Fixed Income Fund

Aston/Veredus Aggressive Growth Fund

Aston/Veredus Select Growth Fund

Aston/Optimum Large Cap Opportunity Fund

Aston/River Road Small-Mid Cap Fund

Aston/Neptune International Fund

Aston/Montag & Caldwell Mid Cap Growth Fund

Aston/Barings International Fund

Aston/Cardinal Mid Cap Value Fund

Aston Dynamic Allocation Fund

Aston/M.D. Sass Enhanced Equity Fund

Aston/New Century Absolute Return ETF Fund

Aston/Lake Partners LASSO Alternatives Fund

Aston/Fasciano Small Cap Fund

SCHEDULE B

Fund	Annual Fee Rate

Aston Balanced Fund	0.70% of the Fund’s average daily net assets

Aston Value Fund	0.80% of the Fund’s average daily net assets

Aston Growth Fund	0.70% of the Fund’s average daily net assets

Aston/Fortis Real Estate Fund	1.00% of the Fund’s average daily net assets

Aston/Montag & Caldwell Balanced Fund	0.75% of the Fund’s average daily net assets

Aston/Montag & Caldwell Growth Fund	0.80% for the first $800 million 0.60% over $800 million

Aston/Optimum Mid Cap Fund	0.80% for the first $100 million 0.75% for the next $300 million 0.70% over $400 million

Aston/River Road Dividend All Cap Value Fund	0.70% of the Fund’s average daily net assets

Aston/River Road Small Cap Value Fund	0.90% of the Fund’s average daily net assets

Aston/TAMRO Diversified Equity Fund	0.80% of the Fund’s average daily net assets

Aston/TAMRO Small Cap Fund	0.90% of the Fund’s average daily net assets

Aston/TCH Fixed Income Fund	0.55% of the Fund’s average daily net assets

Aston/Veredus Aggressive Growth Fund	1.00% of the Fund’s average daily net assets

Aston/Veredus Select Growth Fund	0.80% of the Fund’s average daily net assets

Aston/Optimum Large Cap Opportunity Fund	0.80% of the Fund’s average daily net assets

Aston/River Road Small-Mid Cap Fund	1.00% of the Fund’s average daily net assets

Aston/Neptune International Fund	1.00% of the Fund’s average daily net assets

Aston/Montag & Caldwell Mid Cap Growth Fund	0.85% of the Fund’s average daily net assets

Aston/Barings International Fund	1.00% of the Fund’s average daily net assets

Aston/Cardinal Mid Cap Value Fund	0.90% of the Fund’s average daily net assets

Aston Dynamic Allocation Fund	0.80% of the Fund’s average daily net assets

Aston/M.D. Sass Enhanced Equity Fund	0.70% of the Fund’s average daily net assets

Aston/New Century Absolute Return ETF Fund	1.00% of the Fund’s average daily net assets

Aston/Lake Partners LASSO Alternatives Fund	1.00% of the Fund’s average daily net assets

Aston/Fasciano Small Cap Fund	1.00% of the Fund’s average daily net assets

APPENDIX E

Advisory Fee Rates and Aggregate Advisory Fees Paid During Last Fiscal Year

Fund	Annual Gross Advisory Fee Rate	Fees Paid to the Adviser During Last Fiscal Year		Net Assets as of 10/31/09
Aston Balanced Fund	0.70%	$115,902		$16,804,970
Aston/Barings International Fund	1.00%	$23,307	(1)	$28,276,692
Aston/Cardinal Mid Cap Value Fund	0.90%	$0	(2)	$916,100
Aston Dynamic Allocation Fund	0.80%	$94,470	(3)	$39,190,617
Aston/Fasciano Small Cap Fund(4)	N/A	N/A		N/A
Aston/Fortis Real Estate Fund	1.00%	$93,901	(5)	$25,916,242
Aston Growth Fund	0.70%	$1,249,027	(6)	$201,697,414
Aston/Lake Partners LASSO Alternatives Fund	1.00%	$0	(7)	$1,844,834
Aston/M.D. Sass Enhanced Equity Fund	0.70%	$0	(8)	$22,551,815
Aston/Montag & Caldwell Balanced Fund	0.75%	$48,359	(9)	$16,086,414
Aston/Montag & Caldwell Growth Fund	0.80% on first $800,000,000 0.60% over $800,000,000	$12,553,027		$2,486,823,315
Aston/Montag & Caldwell Mid Cap Growth Fund	0.85%	$0	(10)	$2,959,374
Aston/Neptune International Fund	1.00%	$0	(11)	$1,486,850
Aston/New Century Absolute Return ETF Fund	1.00%	$1,736	(12)	$17,706,406
Aston/Optimum Large Cap Opportunity Fund	0.80%	$0	(13)	$4,333,664
Aston/Optimum Mid Cap Fund	0.80% on first $100,000,000 0.75% next $300,000,000 0.70% over $400,000,000	$5,092,843		$993,185,657
Aston/River Road Dividend All Cap Value Fund	0.70%	$736,901		$159,027,298
Aston/River Road Small-Mid Cap Fund	1.00%	$1,733,222	(14)	$209,134,875
Aston/River Road Small Cap Value Fund	0.90%	$3,273,962		$498,763,125
Aston/TAMRO Diversified Equity Fund	0.80%	$4,734	(15)	$10,485,972
Aston/TAMRO Small Cap Fund	0.90%	$4,722,659	(16)	$757,115,466
Aston/TCH Fixed Income Fund	0.55%	$137,429	(17)	$67,283,501

E-1

Fund	Annual Gross Advisory Fee Rate	Fees Paid to the Adviser During Last Fiscal Year		Net Assets as of 10/31/09
Aston Value Fund	0.80%	$1,336,466	(18)	$225,753,541
Aston/Veredus Aggressive Growth Fund	1.00%	$304,509	(19)	$45,496,186
Aston/Veredus Select Growth Fund	0.80%	$557,943	(20)	$87,136,460

(1)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $139,755 during the Fund’s last fiscal year.
(2)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $7,138 and reimbursed expenses of $70,425 during the Fund’s last fiscal year.
(3)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $89,827 during the Fund’s last fiscal year.
(4)	Aston/Fasciano Small Cap Fund commenced investment operations on December 23, 2009.
(5)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $125,181 during the Fund’s last fiscal year.
(6)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $23,157 during the Fund’s last fiscal year.
(7)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $5,595 and reimbursed expenses of $88,476 during the Fund’s last fiscal year.
(8)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $116,321 and reimbursed expenses of $26,892 during the Fund’s last fiscal year.
(9)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $83,255 during the Fund’s last fiscal year.
(10)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $18,726 and reimbursed expenses of $60,922 during the Fund’s last fiscal year.
(11)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $86,401 and reimbursed expenses of $31,599 during the Fund’s last fiscal year.
(12)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $38,745 and reimbursed expenses of $5,128 during the Fund’s last fiscal year.
(13)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $27,352 and reimbursed expenses of $40,987 during the Fund’s last fiscal year.
(14)	Amount includes net expenses recouped from prior fiscal years pursuant to the contractual expense reimbursement agreement.
(15)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $65,041 during the Fund’s last fiscal year.
(16)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $63,074 during the Fund’s last fiscal year.
(17)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $237,026 during the Fund’s last fiscal year.
(18)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $276,845 during the Fund’s last fiscal year.
(19)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $151,505 during the Fund’s last fiscal year.
(20)	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $51,192 during the Fund’s last fiscal year.

E-2

APPENDIX F

Summary of Sub-Investment Advisory Agreements

Fund Name	Subadviser

Aston Balanced Fund	Montag & Caldwell, Inc. (Equity Portion); Taplin, Canida & Habacht, LLC (Income Portion)

Aston/Barings International Fund	Baring International Investment Limited

Aston/Cardinal Mid Cap Value Fund	Cardinal Capital Management, L.L.C.

Aston Dynamic Allocation Fund	Smart Portfolios, LLC

Aston Growth Fund	Montag & Caldwell, Inc.

Aston/Fasciano Small Cap Fund	Fasciano Associates, LLC

Aston/Fortis Real Estate Fund	Fortis Investment Management USA, Inc.

Aston/Lake Partners LASSO Alternatives Fund	Lake Partners, Inc.

Aston/M.D. Sass Enhanced Equity Fund	M.D. Sass Investors Services, Inc.

Aston/Montag & Caldwell Balanced Fund Aston/Montag & Caldwell Growth Fund Aston/Montag & Caldwell Mid Cap Growth Fund	Montag & Caldwell, Inc.

Aston/Neptune International Fund	Neptune Investment Management Limited

Aston/New Century Absolute Return ETF Fund	New Century Capital Management, LLC

F-1

Fund Name	Subadviser

Aston/Optimum Large Cap Opportunity Fund Aston/Optimum Mid Cap Fund	Optimum Investment Advisors, LLC

Aston/River Road Dividend All Cap Value Fund Aston/River Road Small Cap Value Fund Aston/River Road Small-Mid Cap Fund	River Road Asset Management, LLC

Aston/TAMRO Diversified Equity Fund Aston/TAMRO Small Cap Fund	TAMRO Capital Partners, LLC

Aston/TCH Fixed Income Fund	Taplin, Canida & Habacht, LLC

Aston Value Fund	MFS Institutional Advisors Inc.

Aston/Veredus Select Growth Fund Aston/Veredus Aggressive Growth Fund	Todd-Veredus Asset Management LLC

F-2

APPENDIX G

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                     , by and between Aston Funds, a Delaware statutory trust (the “Trust”), on behalf of and among Aston/Montag & Caldwell Balanced Fund and Aston/Montag & Caldwell Growth Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”); Aston Balanced Fund and Aston Growth Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) (each Acquiring Fund and Acquired Fund referred to herein as a “Fund” and collectively, the “Funds”); and Aston Asset Management LLC (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only). The principal place of business of the Trust is 120 North LaSalle Street, Chicago, Illinois 60602.

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of each Acquired Fund to its corresponding Acquiring Fund, as identified in Schedule A attached hereto, in exchange solely for voting common shares of beneficial interest, no par value per share, of its corresponding Acquiring Fund (“Acquiring Fund Shares”) and the assumption by each Acquiring Fund of all the liabilities of its corresponding Acquired Fund; and (ii) the distribution, after the Closing Date(s) hereinafter referred to, of such Acquiring Fund Shares to the shareholders of the corresponding Acquired Fund in complete liquidation and termination of each Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interests; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization, with respect to each Fund, is in the best interests of such Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING

FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND LIABILITIES AND

LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2, to its corresponding Acquiring Fund as set forth on Schedule A. In exchange, each Acquiring Fund agrees: (i) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the corresponding Acquired Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing”).

1.2 ASSETS TO BE ACQUIRED. The assets of each Acquired Fund to be acquired by its corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, options, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, as such term is defined in Section 3.1.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. The Acquired Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on such Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of an Acquired Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interest of the Acquired Fund.

1.3 LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the corresponding Acquiring Fund, which assumed liabilities shall include all of the corresponding Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is practicable (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Acquired Fund Shareholders”), all the Acquiring Fund Shares received by such Acquired Fund pursuant to Section 1.1; and (b) such Acquired Fund will thereupon proceed to terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the corresponding Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of an Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to such Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the corresponding Acquired Fund shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. Each Acquired Fund shall completely liquidate, terminate and have its affairs wound up in accordance with Delaware state law, promptly following its Closing Date and the making of all distributions pursuant to Section 1.4.

1.8 BOARD REPORTING. Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of each Acquired Fund.

1.9 BOOKS AND RECORDS. All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to each Acquiring Fund from and after the Closing Date and shall be turned over to each Acquiring Fund as soon as practicable following the Closing Date.

1.10 RELATIONSHIP OF TRANSACTIONS. Subject to the conditions set forth in this Agreement, the failure of one of the Acquired Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Acquired Fund” as meaning only those series of the Trust which are involved in the Reorganizations as of the Closing Date(s).

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of an Acquired Fund’s net assets shall be the value of all such Acquired Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to its Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all such Acquired Fund’s liabilities. The value of an Acquired Fund’s assets shall be determined by using the valuation procedures set forth in the Trust’s Trust Instrument and its corresponding Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust’s Trust Instrument and the corresponding Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Acquired Fund’s assets shall be determined by dividing such Acquired Fund’s net assets determined in accordance with

Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or its corresponding Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or its corresponding Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1 CLOSING DATE. Each Closing shall occur on March 30, 2010 or such other date(s) as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. Each Closing shall be held as of     :00 a.m. Central time (the “Effective Time”) at the offices of                     ,                     , or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Each Acquired Fund shall cause PFPC Trust Company, as custodian for such Acquired Fund (the “Custodian”), to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to its corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. Each Acquired Fund shall cause PNC Global Investment Services (U.S.) Inc., as transfer agent for such Acquired Fund, to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause PNC Global Investment Services (U.S.) Inc., its transfer agent, to issue and deliver to its corresponding Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUNDS. The Trust, on behalf of each Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquired Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Trust Instrument.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund as of October 31, 2009, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2009, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h) Since October 31, 2009, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the date hereof, all federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued or will accrue through the Closing Date.

4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. The Trust, on behalf of each Acquiring Fund, represents and warrants to its corresponding Acquired Fund as follows:

(a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Trust Instrument.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction herein contemplated.

(f) The audited financial statements of the Acquiring Fund as of October 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2009, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since October 31, 2009, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the date hereof, all federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and will be eligible to, and will, do so for the taxable year that includes the Closing Date.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND WITH RESPECT TO THEIR

RESPECTIVE REORGANIZATION

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of shareholders of each Acquired Fund to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. Each Acquired Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of each Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Acquired Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATIONS. The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Funds, the Trust or the Acquiring Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Funds, the Trust and the Acquiring Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein with respect to a Reorganization shall be subject to the following condition:

6.1 All representations, covenants and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to its corresponding Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein with respect to a Reorganization shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the corresponding Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to its corresponding Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to its corresponding Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT WITH RESPECT TO EACH REORGANIZATION

The obligations of each Acquired Fund and its corresponding Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Fund in accordance with applicable law and the provisions of the Trust’s Trust

Instrument and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the corresponding Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6 Each Fund shall have delivered to its corresponding Acquired Fund or Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the corresponding Acquired Fund or Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Fund shall reasonably request.

8.7 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a) Each Fund is a legally designated, separate series of the Trust, and the Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all its properties and assets and to carry on its business as presently conducted.

(b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that each Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the corresponding Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to the Acquiring Fund Shares.

(d) The Registration Statement is effective, and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Trust Instrument (assuming approval of Acquired Fund shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Fund is a party or by which a Fund or any of its properties may be bound.

8.8 The Funds shall have received an opinion of Vedder Price P.C. addressed to each Acquiring Fund and its corresponding Acquired Fund substantially to the effect that with respect to each Reorganization for federal income tax purposes:

(a) The transfer of all the Acquired Fund’s assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata distribution by the Acquired Fund of all the Acquiring Fund Shares received to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Acquired Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on (A) an Acquired Fund or an Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or any Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or an Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and each Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor its corresponding Acquired Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1 The Adviser will bear or cause its parent, Highbury Financial Inc., to bear, all expenses of the Funds in connection with the reorganizations related to the proxy solicitation, legal and other costs associated with the solicitation including special meetings of the board of trustees, preparation of a proxy statement/prospectus, printing and mailing costs. Each Fund will bear other expenses of the reorganizations, including legal and accounting fees and expenses, provided that the Adviser will reimburse the Funds for expenses in connection with the reorganizations, including legal and accounting expenses, to the extent that such expenses (i) cause total operating expenses of a Fund to exceed operating expense caps in effect for a Fund through February 28, 2011, or (ii) exceed one basis point (.01%) of average net assets if operating expense caps are not in effect for any Fund.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of an Acquired Fund or an Acquiring Fund, as the case may be, as a registered investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization, and such termination may be effected by the Trust’s President without further action by the Board. This Agreement may be terminated with respect to one or both of the Reorganizations. In addition, either the Acquiring Fund with respect to its corresponding Acquired Fund or the Acquired Fund with respect to its corresponding Acquiring Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a) a breach by any other party to such Reorganization of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of an Acquiring Fund or Acquired Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Funds, the Acquired Funds, the Adviser, or the Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund shareholders called by each Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Trust Instrument. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Trust Instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ASTON FUNDS on behalf of Aston/Montag & Caldwell Balanced Fund and Aston/Montag & Caldwell Growth Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

ASTON FUNDS on behalf of Aston Balanced Fund and Aston Growth Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

ASTON ASSET MANAGEMENT LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

Schedule A to the Agreement and Plan of Reorganization

SUMMARY OF THE REORGANIZATIONS

(shareholders of each Acquired Fund will receive shares

of the Acquiring Fund as designated below)

Acquired Fund	Acquiring Fund
Aston Balanced Fund	Aston/Montag & Caldwell Balanced Fund

Aston Growth Fund	Aston/Montag & Caldwell Growth Fund

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ASTON FUNDS	PROXY

ASTON BALANCED FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2010

This Proxy is solicited on behalf of the Board of Trustees of Aston Funds

The undersigned hereby appoints Teresa Hamlin and Brian Curran, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote all shares of Aston Balanced Fund (the “Fund”) held of record by the undersigned on January 5, 2010, at the Special Meeting of Shareholders to be held on March 22, 2010 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature

Signature (if held jointly)

Date	[Code]

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY.

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

The Board of Trustees of Aston Funds (the “Trust”) recommends that you vote “FOR” each proposal. Properly executed proxies will be voted as specified. If no specification is made with respect to a proposal, such shares will be voted “FOR” the proposal.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

				FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Aston Asset Management, LP.			☐	☐	☐

				FOR	AGAINST	ABSTAIN

2.	To approve an amendment to the By-Laws of the Trust, as amended.			☐	☐	☐

3.	To elect ten trustees to the Board of Trustees of the Trust.			FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT as indicated at left

	(01) Stuart D. Bilton	(05) Jack W. Aber	(09) Eric Rakowski
	(02) Jeffrey S. Murphy	(06) William E. Chapman II	(10) Thomas R. Schneeweis
	(03) Gregory T. Mutz	(07) Edward J. Kaier
	(04) Robert B. Scherer	(08) Steven J. Paggioli		☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line below.)

				FOR	AGAINST	ABSTAIN

4.	To approve a proposed reorganization of the Fund into Aston/Montag & Caldwell Balanced Fund.			☐	☐	☐

PLEASE SIGN AND DATE THE REVERSE SIDE [Code]

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ASTON FUNDS	PROXY

ASTON GROWTH FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2010

This Proxy is solicited on behalf of the Board of Trustees of Aston Funds

The undersigned hereby appoints Teresa Hamlin and Brian Curran, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote all shares of Aston Growth Fund (the “Fund”) held of record by the undersigned on January 5, 2010, at the Special Meeting of Shareholders to be held on March 22, 2010 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature

Signature (if held jointly)

Date	[Code]

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY.

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

The Board of Trustees of Aston Funds (the “Trust”) recommends that you vote “FOR” each proposal. Properly executed proxies will be voted as specified. If no specification is made with respect to a proposal, such shares will be voted “FOR” the proposal.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

				FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Aston Asset Management, LP.			☐	☐	☐

				FOR	AGAINST	ABSTAIN

2.	To approve an amendment to the By-Laws of the Trust, as amended.			☐	☐	☐

3.	To elect ten trustees to the Board of Trustees of the Trust.			FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT as indicated at left

	(01) Stuart D. Bilton	(05) Jack W. Aber	(09) Eric Rakowski
	(02) Jeffrey S. Murphy	(06) William E. Chapman II	(10) Thomas R. Schneeweis
	(03) Gregory T. Mutz	(07) Edward J. Kaier
	(04) Robert B. Scherer	(08) Steven J. Paggioli		☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line below.)

				FOR	AGAINST	ABSTAIN

4.	To approve a proposed reorganization of the Fund into Aston/Montag & Caldwell Growth Fund.			☐	☐	☐

PLEASE SIGN AND DATE THE REVERSE SIDE [Code]

ASTON FUNDS

Class N Shares

Aston/Montag & Caldwell Growth Fund

Aston Growth Fund

Aston/Montag & Caldwell Balanced Fund

Aston Balanced Fund

Class R Shares

Aston/Montag & Caldwell Growth Fund

Aston Growth Fund

Class I Shares

Aston/Montag & Caldwell Growth Fund

Aston Growth Fund

(Each a “Fund” and collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

January 20, 2010

This statement of additional information dated January 20, 2010 (“SAI”) provides information pertaining to shares representing interests in the following investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the “Trust”): Aston/Montag & Caldwell Growth Fund, Aston Growth Fund, Aston/Montag & Caldwell Balanced Fund, and Aston Balanced Fund.

This SAI is not a prospectus and should be read only in conjunction with each Fund’s current Proxy Statement/Prospectus dated January 20, 2010, for the Special Meeting of Shareholders of the Funds, to be held on March 22, 2010, into which this SAI is hereby incorporated by reference. No investments in any of the Funds should be made without first reading the Proxy Statement/Prospectus.

The audited financial statements for the fiscal year ended October 31, 2009 for the Funds and the Report of the Independent Registered Public Accounting Firm thereon are incorporated herein by reference to the Funds’ Annual Reports dated October 31, 2009 as filed with the Securities and Exchange Commission (“SEC”) insofar as it is related to a Fund’s participation in a reorganization (File No. 811-08004). No other parts of the Annual Reports are incorporated by reference herein. This SAI is incorporated by reference to the Proxy Statement/Prospectus.

You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at Aston Funds, P. O. Box 9765, Providence, RI 02940 or 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the Proxy Statement/Prospectus or SAI.

Further information about the Funds is contained in the Funds’ Statement of Additional Information dated March 1, 2009 as supplemented from time to time, which is attached to this SAI as Appendix A.

The unaudited pro forma combined financial statements for the reorganization of Aston Balanced Fund into Aston/Montag & Caldwell Balanced Fund, which are attached hereto, are intended to present the financial condition and related results of operations of the Aston/Montag & Caldwell Balanced Fund, as if such reorganization had been consummated on October 31, 2009.

The date of this SAI is January 20, 2010.

Aston/Montag & Caldwell Growth Fund

Aston Growth Fund

Under the terms of the Agreement and Plan of Reorganization, the combination of the Aston Growth Fund and the Aston/Montag & Caldwell Growth Fund (the “Combined Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization would be accompanied by an acquisition of the net assets of the Aston Growth Fund in exchange for shares of Classes N, I and R of the Aston/Montag & Caldwell Growth Fund at net asset value. Following the acquisition, the Aston/Montag & Caldwell Growth Fund will be the accounting survivor. As of October 31, 2009, the Aston Growth Fund’s portfolio did not contain securities, either individually or when aggregated with the Aston/Montag & Caldwell Growth Fund’s portfolio, that violated the investment policies or restrictions of the Aston/Montag & Caldwell Growth Fund.

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Proforma Combined Schedule of Investments as of October 31, 2009 (Unaudited)

			Aston Balanced Fund Shares/ Par Value ($)	Aston/ Montag & Caldwell Balanced Fund Shares/ Par Value ($)	Combined Pro Forma Shares/ Par Value ($)	Aston Balanced Fund Value ($)	Aston/ Montag & Caldwell Balanced Fund Value ($)	Combined Pro Forma Value ($)
	Coupon Rate	Maturity Date
Common Stocks – 61.48%
Consumer Discretionary – 6.60%
McDonald’s			7,100	7,100	14,200	416,131	416,126	832,257
NIKE, Class B			3,650	3,750	7,400	226,957	233,175	460,132
TJX			7,550	7,350	14,900	281,993	274,523	556,516
Walt Disney			5,750	6,000	11,750	157,378	164,220	321,598

Total Consumer Discretionary			24,050	24,200	48,250	1,082,459	1,088,044	2,170,503

Consumer Staples – 13.85%
Coca-Cola			8,450	8,800	17,250	450,470	469,128	919,598
Colgate-Palmolive			4,050	3,850	7,900	318,451	302,726	621,177
Costco Wholesale			5,450	5,650	11,100	309,832	321,203	631,035
CVS Caremark			4,500	5,000	9,500	158,850	176,500	335,350
PepsiCo			6,600	6,920	13,520	399,630	419,006	818,636
Procter & Gamble			3,700	3,950	7,650	214,600	229,100	443,700
Wal-Mart Stores			7,750	8,050	15,800	385,020	399,924	784,944

Total Consumer Staples			40,500	42,220	82,720	2,236,853	2,317,587	4,554,440

Energy – 5.78%
Cameron International*			7,600	8,100	15,700	280,972	299,457	580,429
Occidental Petroleum			3,300	3,350	6,650	250,404	254,198	504,602
Schlumberger			6,400	6,700	13,100	398,080	416,740	814,820

Total Energy			17,300	18,150	35,450	929,456	970,395	1,899,851

Financials – 3.56%
Charles Schwab			19,650	20,400	40,050	340,731	353,736	694,467
JPMorgan Chase			5,600	5,850	11,450	233,912	244,355	478,267

Total Financials			25,250	26,250	51,500	574,643	598,091	1,172,734

Health Care – 10.03%
Abbott Laboratories			8,300	8,600	16,900	419,731	434,902	854,633
Allergan			5,500	5,250	10,750	309,375	295,313	604,688
Gilead Sciences*			7,100	7,350	14,450	302,105	312,743	614,848
Schering-Plough			15,650	16,250	31,900	441,330	458,250	899,580
Stryker			3,450	3,600	7,050	158,700	165,600	324,300

Total Health Care			40,000	41,050	81,050	1,631,241	1,666,808	3,298,049

Industrials – 4.06%
3M			3,500	3,600	7,100	257,495	264,852	522,347
Burlington Northern Santa Fe			1,700	1,750	3,450	128,044	131,810	259,854
Emerson Electric			2,800	2,950	5,750	105,700	111,363	217,063
Fluor			3,650	3,950	7,600	162,133	175,459	337,592

Total Industrials			11,650	12,250	23,900	653,372	683,484	1,336,856

Information Technology – 17.09%
Apple*			2,650	2,750	5,400	499,525	518,375	1,017,900
Google, Class A*			910	973	1,883	487,869	521,645	1,009,514
Hewlett-Packard			10,100	10,500	20,600	479,346	498,330	977,676
Juniper Networks *			9,000	9,350	18,350	229,590	238,519	468,109
QUALCOMM			9,850	10,300	20,150	407,888	426,523	834,411
Research In Motion*			3,650	3,450	7,100	214,365	202,619	416,984
Visa, Class A			5,800	6,050	11,850	439,408	458,348	897,756

Total Information Technology			41,960	43,373	85,333	2,757,991	2,864,359	5,622,350

Materials – 0.51%

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Proforma Combined Schedule of Investments as of October 31, 2009 (Unaudited)

				Aston Balanced Fund Shares/ Par Value ($)	Aston/ Montag & Caldwell Balanced Fund Shares/ Par Value ($)	Combined Pro Forma Shares/ Par Value ($)	Aston Balanced Fund Value ($)	Aston/ Montag & Caldwell Balanced Fund Value ($)	Combined Pro Forma Value ($)
		Coupon Rate	Maturity Date
Monsanto				1,200	1,300	2,500	80,616	87,334	167,950

Total Materials				1,200	1,300	2,500	80,616	87,334	167,950

Total Common Stocks				201,910	208,793	410,703	9,946,631	10,276,102	20,222,733

U.S. Government and Agency Obligations – 14.39%
Federal National Mortgage Association – 3.29%
Federal National Mortgage Association		6.000	15-May-11	—	100,000	100,000	—	107,901	107,901
Federal National Mortgage Association		4.375	15-Sep-12	—	75,000	75,000	—	80,711	80,711
Federal National Mortgage Association	Pool # 787557	7.500	01-Feb-35	41,516	—	41,516	45,988	—	45,988
Federal National Mortgage Association	Pool # 819231	7.500	01-Apr-35	17,629	—	17,629	19,529	—	19,529
Federal National Mortgage Association	Pool # 844078	6.000	01-Nov-35	146,302	—	146,302	156,071	—	156,071
Federal National Mortgage Association	Pool # 888029	6.000	01-Dec-36	271,600	—	271,600	289,311	—	289,311
Federal National Mortgage Association	Pool # 918778	5.500	01-Jun-37	166,682	—	166,682	175,696	—	175,696
Federal National Mortgage Association	Pool # 962344	5.500	01-Mar-38	195,407	—	195,407	205,944	—	205,944

Total Fannie Mae				839,136	175,000	1,014,136	892,539	188,612	1,081,151

Federal Home Loan Mortgage – 2.70%
Federal Home Loan Mortgage	Gold Pool # G18083	5.500	01-Nov-20	244,995	—	244,995	261,491	—	261,491
Federal Home Loan Mortgage	Gold Pool # G11820	5.500	01-Dec-20	43,472	—	43,472	46,399	—	46,399
Federal Home Loan Mortgage	Gold Pool # G03202	5.500	01-Sep-37	180,529	—	180,529	190,433	—	190,433
Federal Home Loan Mortgage	Gold Pool # G04334	5.000	01-Apr-38	218,420	—	218,420	226,662	—	226,662
Federal Home Loan Mortgage		4.500	15-Jan-13	—	150,000	150,000	—	163,108	163,108

Total Freddie Mac				687,416	150,000	837,416	724,985	163,108	888,093

Government National Mortgage Association – 1.00%
Government National Mortgage Association	Pool # 4015	5.000	20-Aug-37	193,827	—	193,827	201,756	—	201,756
Government National Mortgage Association	Pool # 698060	5.500	15-Feb-39	122,394	—	122,394	129,430	—	129,430

Total Government National Mortgage Association				316,221	—	316,221	331,186	—	331,186

U.S. Treasury Bills – 3.04%
Treasury Bill (a)		0.140	03-Dec-09	500,000	—	500,000	499,982	—	499,982
Treasury Bill (a)		0.060	28-Jan-10	500,000	—	500,000	499,939	—	499,939

Total U.S. Treasury Bills				1,000,000	—	1,000,000	999,921	—	999,921

U.S. Treasury Bonds – 1.77%
U.S. Treasury Bonds		8.125	15-Aug-19	—	150,000	150,000	—	208,313	208,313
U.S. Treasury Bonds		8.000	15-Nov-21	—	100,000	100,000	—	140,859	140,859
U.S. Treasury Bonds		5.375	15-Feb-31	—	200,000	200,000	—	232,344	232,344

Total U.S. Treasury Bonds				—	450,000	450,000	—	581,516	581,516

U.S. Treasury Notes – 2.59%
U.S. Treasury Notes		4.000	15-Feb-15	—	175,000	175,000	—	188,918	188,918
U.S. Treasury Notes		4.500	15-Feb-16	—	225,000	225,000	—	247,922	247,922
U.S. Treasury Notes		2.625	30-Apr-16	—	225,000	225,000	—	222,047	222,047
U.S. Treasury Notes		4.625	15-Feb-17	—	175,000	175,000	—	193,416	193,416

Total U.S. Treasury Notes				—	800,000	800,000	—	852,303	852,303

Total U.S. Government and Agency Obligations				2,842,773	1,575,000	4,417,773	2,948,631	1,785,539	4,734,170

Corporate Notes and Bonds – 20.37%
Consumer Discretionary – 1.51%
Darden Restaurants	Senior Unsecured Notes	6.800	15-Oct-37	70,000	—	70,000	72,456	—	72,456
Home Depot	Senior Unsecured Notes	5.875	16-Dec-36	50,000	—	50,000	48,935	—	48,935
Macy’s Retail Holdings		6.375	15-Mar-37	250,000	—	250,000	205,000	—	205,000

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Proforma Combined Schedule of Investments as of October 31, 2009 (Unaudited)

				Aston Balanced Fund Shares/ Par Value ($)	Aston/ Montag & Caldwell Balanced Fund Shares/ Par Value ($)	Combined Pro Forma Shares/ Par Value ($)	Aston Balanced Fund Value ($)	Aston/ Montag & Caldwell Balanced Fund Value ($)	Combined Pro Forma Value ($)
		Coupon Rate	Maturity Date
Time Warner Cable		8.250	14-Feb-14	50,000	—	50,000	58,682	—	58,682
Whirlpool, MTN	Senior Unsecured Notes	8.600	01-May-14	50,000	—	50,000	57,118	—	57,118
Wyndham Worldwide	Senior Unsecured Notes	6.000	01-Dec-16	60,000	—	60,000	54,695	—	54,695

Total Consumer Discretionary				530,000	—	530,000	496,886	—	496,886

Consumer Staples – 2.81%
Coca-Cola (The)		5.350	15-Nov-17	—	250,000	250,000	—	271,998	271,998
Kroger		8.050	01-Feb-10	50,000	—	50,000	50,837	—	50,837
PepsiCo		5.000	01-Jun-18	—	250,000	250,000	—	266,562	266,562
Reynolds American		7.750	01-Jun-18	50,000	—	50,000	54,073	—	54,073
Wal-Mart Stores		4.125	01-Jul-10	—	275,000	275,000	—	281,713	281,713

Total Consumer Staples				100,000	775,000	875,000	104,910	820,273	925,183

Energy – 2.27%
ConocoPhillips		4.750	01-Feb-14	—	200,000	200,000	—	214,949	214,949
Hess	Senior Unsecured Notes	8.125	15-Feb-19	50,000	—	50,000	60,756	—	60,756
Hess	Senior Unsecured Notes	7.875	01-Oct-29	50,000	—	50,000	59,082	—	59,082
Kinder Morgan Energy Partners	Senior Unsecured Notes	9.000	01-Feb-19	50,000	—	50,000	61,017	—	61,017
Marathon Oil Canada	Senior Secured Notes	8.375	01-May-12	50,000	—	50,000	56,526	—	56,526
Nabors Industries		9.250	15-Jan-19	50,000	—	50,000	60,463	—	60,463
Nexen	Senior Unsecured Notes	7.500	30-Jul-39	125,000	—	125,000	138,430	—	138,430
Trans-Canada Pipelines	Senior Unsecured Notes	7.625	15-Jan-39	25,000	—	25,000	32,001	—	32,001
Weatherford International		9.625	01-Mar-19	50,000	—	50,000	61,962	—	61,962

Total Energy				450,000	200,000	650,000	530,237	214,949	745,186

Financials – 4.85%
American Financial Group	Senior Unsecured Notes	9.875	15-Jun-19	50,000	—	50,000	56,666	—	56,666
Blackstone Holdings Finance (b)		6.625	15-Aug-19	100,000	—	100,000	100,919	—	100,919
General Electric Capital,	MTN, Series A	5.875	15-Feb-12	—	175,000	175,000	—	188,790	188,790
Goldman Sachs Capital I		6.345	15-Feb-34	150,000	—	150,000	142,519	—	142,519
Goldman Sachs Group		5.150	15-Jan-14	—	225,000	225,000	—	237,924	237,924
Jefferies Group	Senior Unsecured Notes	8.500	15-Jul-19	100,000	—	100,000	108,706	—	108,706
JPMorgan Chase		4.750	01-May-13	—	250,000	250,000	—	265,105	265,105
Marsh & McLennan	Senior Unsecured Notes	9.250	15-Apr-19	50,000	—	50,000	62,305	—	62,305
Rio Tinto Finance		8.950	01-May-14	50,000	—	50,000	59,136	—	59,136
SLM, MTN	Senior Unsecured Notes	5.625	01-Aug-33	250,000	—	250,000	171,549	—	171,549
Wells Fargo		4.200	15-Jan-10	—	200,000	200,000	—	201,261	201,261

Total Financials				750,000	850,000	1,600,000	701,800	893,080	1,594,880

Health Care – 3.29%
Abbott Laboratories		4.350	15-Mar-14	—	250,000	250,000	—	263,544	263,544
Boston Scientific	Senior Unsecured Notes	7.000	15-Nov-35	110,000	—	110,000	107,800	—	107,800
Johnson & Johnson		5.950	15-Aug-37	—	200,000	200,000	—	224,926	224,926
McKesson	Senior Unsecured Notes	7.500	15-Feb-19	50,000	—	50,000	58,880	—	58,880
Medtronic	Senior Unsecured Notes	6.500	15-Mar-39	50,000	—	50,000	58,339	—	58,339
Pfizer		4.450	15-Mar-12	—	200,000	200,000	—	212,200	212,200
UnitedHealth Group (c)	Senior Unsecured Notes	1.768	07-Feb-11	100,000	—	100,000	100,163	—	100,163
WellPoint	Senior Unsecured Notes	6.800	01-Aug-12	50,000	—	50,000	55,003	—	55,003

Total Health Care				360,000	650,000	1,010,000	380,185	700,670	1,080,855

Industrials – 0.78%
Embraer Overseas		6.375	15-Jan-20	100,000	—	100,000	95,250	—	95,250
FedEx	Senior Notes	8.000	15-Jan-19	50,000	—	50,000	60,637	—	60,637
Tyco International Finance		4.125	15-Oct-14	100,000	—	100,000	102,267	—	102,267

Total Industrials				250,000	—	250,000	258,154	—	258,154

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Proforma Combined Schedule of Investments as of October 31, 2009 (Unaudited)

				Aston Balanced Fund Shares/ Par Value ($)	Aston/ Montag & Caldwell Balanced Fund Shares/ Par Value ($)	Combined Pro Forma Shares/ Par Value ($)	Aston Balanced Fund Value ($)	Aston/ Montag & Caldwell Balanced Fund Value ($)	Combined Pro Forma Value ($)
		Coupon Rate	Maturity Date
Information Technology – 2.11%
Cisco Systems		5.500	22-Feb-16	—	200,000	200,000	—	220,109	220,109
Hewlett-Packard		4.500	01-Mar-13	—	200,000	200,000	—	214,207	214,207
Motorola	Senior Unsecured Notes	6.625	15-Nov-37	50,000	—	50,000	42,748	—	42,748
Oracle		4.950	15-Apr-13	—	200,000	200,000	—	216,684	216,684

Total Information Technology				50,000	600,000	650,000	42,748	651,000	693,748

Materials – 0.46%
ArcelorMittal	Senior Unsecured Notes	7.000	15-Oct-39	100,000	—	100,000	94,812	—	94,812
Bemis	Senior Unsecured Notes	6.800	01-Aug-19	50,000	—	50,000	56,107	—	56,107

Total Materials				150,000	—	150,000	150,919	—	150,919

Telecommunication Services – 1.77%
BellSouth Capital Funding		7.750	15-Feb-10	—	200,000	200,000	—	204,135	204,135
Rogers Wireless	Senior Subordinated Notes	8.000	15-Dec-12	50,000		50,000	51,510		51,510
Telus	Senior Unsecured Notes	8.000	01-Jun-11	50,000		50,000	54,527		54,527
Verizon Communications		5.550	15-Feb-16	—	250,000	250,000	—	270,985	270,985

Total Telecommunication Services				100,000	450,000	550,000	106,037	475,120	581,157

Utilities – 0.52%
Allegheny Energy Supply (b)	Senior Unsecured Notes	6.750	15-Oct-39	50,000	—	50,000	48,053	—	48,053
FPL Group Capital		7.875	15-Dec-15	50,000	—	50,000	60,807	—	60,807
Sempra Energy	Senior Unsecured Notes	9.800	15-Feb-19	50,000	—	50,000	63,886	—	63,886

Total Utilities				150,000	—	150,000	172,746	—	172,746

Total Corporate Notes and Bonds				2,890,000	3,525,000	6,415,000	2,944,622	3,755,092	6,699,714

Investment Company – 2.93%
BlackRock Liquidity Funds TempCash Portfolio				962,607	—	962,607	962,607	—	962,607

Total Investment Company				962,607	—	962,607	962,607	—	962,607

Total Investments – 99.17%				6,897,290	5,308,793	12,206,083	$16,802,491	$15,816,733	$32,619,224
Net Other Assets and Liabilities – 0.83%							2,479	269,681	272,160

Net Assets – 100.00%							$16,804,970	$16,086,414	$32,891,384

*	Non-income producing security.

(a)	Annualized yield at time of purchase.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2009, these securities amounted to $148,972 or 0.89% of net assets of the Aston Balanced Fund. These securities have been determined by the Adviser to be liquid securities.

(c)	Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2009.

MTN     Medium Term Note

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Proforma Combined Statement of Assets and Liabilities as of October 31, 2009 (Unaudited)

	Aston Balanced Fund	Aston / Montag & Caldwell Balanced Fund	Pro Forma Adjustments(1)		Pro Forma Combined
ASSETS:
Investments:
Investments at cost	$15,403,027	$14,992,111	$—		$30,395,138
Net unrealized appreciation	1,399,464	824,622	—		2,224,086

Total investments at value	16,802,491	15,816,733	—		32,619,224

Receivables:
Dividends and interest	68,988	79,216	—		148,204
Fund shares sold	2,821	5,686	—		8,507
Investments sold	62,197	531,874	—		594,071
Other assets	208	221	—		429

Total assets	16,936,705	16,433,730	—		33,370,435

LIABILITIES:
Payables:
Due to custodian	—	82,961	—		82,961
Investments purchased	90,377	38,402	—		128,779
Fund shares redeemed	—	190,420	—		190,420
Due to Adviser, net	10,088	4,612	—		14,700
Administration fees	3,184	2,723	—		5,907
Audit and tax fees	17,717	17,848	—		35,565
Custodian fees	1,966	1,617	—		3,583
Transfer agent fees	4,195	6,438	—		10,633
Trustees fees and related expenses	201	157	—		358
Accrued expenses and other payables	4,007	2,138	—		6,145

Total liabilities	131,735	347,316	—		479,051

NET ASSETS	$16,804,970	$16,086,414	$—		$32,891,384

NET ASSETS CONSIST OF:
Paid in capital	$18,178,289	$23,304,810	$—		$41,483,099
Accumulated undistributed (distribution in excess of) net investment income (loss)	295,561	(232,269)	—		63,292
Accumulated net realized loss on investments	(3,068,344)	(7,810,749)	—		(10,879,093)
Net unrealized appreciation on investments	1,399,464	824,622	—		2,224,086

	$16,804,970	$16,086,414	$—		$32,891,384

Class N:
Net Assets	$16,804,970	$14,937,504	$—		$31,742,474
Shares of beneficial interest outstanding (unlimited authorization)	3,032,269	842,474	(2,084,470	)(2)	1,790,273
NET ASSET VALUE Offering and redemption price per share (Net Assets / Shares Outstanding)	$5.54	$17.73	$—		$17.73
Class I:
Net Assets	$—	$1,148,910	$—		$1,148,910
Shares of beneficial interest outstanding (unlimited authorization)	—	64,972	—		64,972
NET ASSET VALUE Offering and redemption price per share (Net Assets / Shares Outstanding)	$—	$17.68	$—		$17.68

(1)	Pro forma adjustments do not include reorganization expenses borne by the Funds, which are expected to be immaterial.

(2)	Class N shares of the Aston Balanced Fund are being exchanged for Class N shares of the Aston/Montag & Caldwell Balanced Fund.

Aston Balanced Fund – Aston/Montag & Caldwell Balanced Fund

Pro Forma Combined Statement of Operations for the Year Ended October 31, 2009 (Unaudited)

	Aston Balanced Fund	Aston / Montag & Caldwell Balanced Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends	$176,256	$178,581	$—		$354,837
Interest	308,053	268,327	—		576,380

Total investment income	484,309	446,908	—		931,217

EXPENSES:
Investment advisory fees	115,902	131,614	8,277	(1)	255,793
Distribution expenses	5,447	26,926	21,501	(1)	53,874
Transfer agent fees	28,095	50,943	(16,800	)(1)	62,238
Administration fees	39,568	27,338	(24,000	)(1)	42,906
Registration expenses	16,047	25,122	(16,047	)(1)	25,122
Custodian fees	5,411	4,146			9,557
Audit and tax fees	23,209	23,404	(23,209	)(1)	23,404
Legal fees	1,229	1,299			2,528
Reports to shareholder expense	2,438	2,431			4,869
Trustees fees and related expenses	900	1,281			2,181
Other expenses	8,782	8,710	(3,335	)(1)	14,157

Total expenses before waivers/reimbursements	247,028	303,214	(53,613	)(2)	496,629

Less: Investment advisory fees waived	—	(83,255)	15,663		(67,592)

Net expenses	247,028	219,959	(37,950)		429,037

NET INVESTMENT INCOME	237,281	226,949	37,950		502,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,968,862)	(505,443)	—		(2,474,305)
Net change in unrealized appreciation of investments	4,255,574	2,858,743	—		7,114,317

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,286,712	2,353,300	—		4,640,012

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,523,993	$2,580,249	$37,950	(2)	$5,142,192

(1)	Pro Forma operating expenses are based on actual expenses of Aston Balanced Fund and Aston/Montag & Caldwell Balanced Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The management fee has been calculated for the Combined Fund based on the fee schedule in effect for the Aston/Montag & Caldwell Balanced Fund at the combined level of average net assets for the fiscal year ended October 31, 2009.

(2)	Pro forma adjustments do not include reorganization expenses borne by the Funds, which are expected to be immaterial.

Aston / Montag & Caldwell Balanced Fund

Aston Balanced Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination

These financial statements set forth the unaudited Proforma Combined Schedule of Investments as of October 31, 2009 and the unaudited Proforma Combined Statement of Assets and Liabilities as of October 31, 2009, and the unaudited Pro Forma Combined Statement of Operations for the year ended October 31, 2009 for Aston Balanced Fund (“Balanced Fund”) into Aston/Montag & Caldwell Balanced Fund (“Montag & Caldwell Balanced Fund,” or “Surviving Fund” and collectively with the Balanced Fund, the “Funds”), as adjusted, giving effect to the reorganization as if it had occurred as of the beginning of the fiscal year.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Balanced Fund and the Montag & Caldwell Balanced Fund (the “Combined Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization would be accomplished by an acquisition of the net assets of the Balanced Fund in exchange for shares of Class N of the Montag & Caldwell Balanced Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Balanced Fund and the Montag & Caldwell Balanced Fund have been combined as of and for the year ended October 31, 2009. Following the acquisition, the Montag & Caldwell Balanced Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the Surviving Fund will not be restated. The pro forma statements do not reflect the expenses borne by either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are expected to be immaterial. As of October 31, 2009, the Balanced Fund’s portfolio did not contain securities, either individually or when aggregated with the Montag & Caldwell Balanced Fund’s portfolio, that violated the investment policies or restrictions of the Montag & Caldwell Balanced Fund.

The accompanying pro forma combined financial statements and notes to pro forma combined financial statements should be read in conjunction with the financial statements and accompanying notes of the Balanced Fund and the Montag & Caldwell Balanced Fund included in their annual report dated October 31, 2009.

2.	General Information and Significant Accounting Policies

The Aston Funds (the “Trust) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company with 24 separate portfolios established by the Board of Trustees as of October 31, 2009.

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its pro forma combined financial statements in accordance with accounting principles generally accepted in the United States.

Security Valuation

Equity securities traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price (“NOCP”), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by Aston Asset Management LLC (the “Adviser”) to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Investments in money market funds are valued at the underlying fund’s net asset value (“NAV”) at the date of valuation. The Combined Fund invests in securities of other investment companies including open-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the Combined Fund invests. When the

Aston / Montag & Caldwell Balanced Fund

Aston Balanced Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)—(Continued)

Combined Fund invests in another investment company, shareholders of the Combined Fund bear their proportionate share of the investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Combined Fund’s fees and expenses.

Repurchase Agreements

The Combined Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Combined Fund’s Adviser or sub-adviser, subject to the seller’s agreement to repurchase and the Combined Fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Combined Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Combined Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Combined Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. At October 31, 2009, the Combined Fund did not own any repurchase agreements.

When Issued/Delayed Delivery Securities

The Combined Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Combined Fund segregates assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2009, the Combined Fund did not own any when issued or delayed delivery securities.

Mortgage-Backed Securities

The Combined Fund may invest in mortgage-backed securities (“MBS”), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Combined Fund may also invest in collateralized mortgage obligations (“CMO”) and real estate mortgage investment conduits (“REMIC”). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

Investment Income and Securities Transactions

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Combined Fund is informed of the ex-dividend date. Interest income is accrued daily and is captured in dividends and interest receivable. Premiums and discounts

Aston / Montag & Caldwell Balanced Fund

Aston Balanced Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)—(Continued)

are amortized or accreted on an effective yield method on fixed income securities. The Combined Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Combined Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Combined Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined using the First In First Out (“FIFO”) method.

Federal Income Taxes

The Balanced Fund and Montag & Caldwell Balanced Fund have elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying pro forma combined financial statements. After the acquisition, Montag & Caldwell Balanced Fund intends to continue to qualify as a regulated investment company.

Multi-Class Operations

With respect to Montag & Caldwell Balanced Fund, the Surviving Fund, each class offered by this Fund has equal rights as to net assets. Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees.

Dividends from Net Investment Income and Distributions of Capital Gains

Dividends and distributions to shareholders are recorded on the ex-dividend date. The Montag & Caldwell Balanced Fund distributes dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Advisory, Administration, Distribution Services and Trustee Agreements

Aston Asset Management LLC serves as Investment Adviser and Administrator to the Funds. Under terms of each Fund’s investment advisory agreement, fees are accrued daily and paid monthly, based on specific annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current investment advisory agreement for the Funds are included in the Funds’ annual or semi-annual report to shareholders covering the period during which the approval occurred. The Adviser has voluntarily waived management fees and/or reimbursed expenses for the Montag & Caldwell Balanced Fund, which caps annual ordinary operating expenses for Class N shareholders at 1.35% of average daily net assets.

For the year ended October 31, 2009 the Montag & Caldwell Balanced Fund’s investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.049% of the first $7.4 billion of the Trust’s combined average daily net assets and 0.0465% of the Trust’s combined average daily net assets in excess of $7.4 billion, and was allocated to the Montag & Caldwell Balanced Fund based on the relative net assets of the Trust.

Pursuant to a Rule 12b-1 distribution plan (the “Plan”) adopted by the Montag & Caldwell Balanced Fund with respect to Class N Shares, the Montag & Caldwell Balanced Fund pays certain expenses associated with the distribution of its shares. Under the Plan, the Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of the Montag & Caldwell Balanced Fund’s average daily net assets.

The Trustees of the Trust who are not affiliated with the Adviser or sub-advisers receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the Adviser or sub-advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the Adviser, sub-advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer.

3.	Capital Shares

Aston / Montag & Caldwell Balanced Fund

Aston Balanced Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)—(Continued)

The pro forma net asset value per share assumes the issuance of shares of Montag & Caldwell Balanced Fund that would have been issued at October 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of Class N shares of Balanced Fund, as of October 31, 2009, divided by the net asset value per share of the Class N shares of Montag & Caldwell Balanced Fund as of October 31, 2009. The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at October 31, 2009:

Class of Shares	Shares of Acquiring Fund Pre- Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post Combination
Class N	842,474	947,799	1,790,273

4.	Pro forma Adjustments and Pro forma Combined Columns

The pro forma adjustments and pro forma combined columns of the statement of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect for the fiscal year ended October 31, 2009, giving effect to the reorganization as if it had occurred at the beginning of the fiscal year. Investment Advisory, Administration and 12b-1 fees in the pro forma combined column are calculated at the rates in effect for the Montag & Caldwell Balanced Fund based upon the combined net assets of the Balanced Fund and Montag & Caldwell Balanced Fund.

The pro forma combined Statement of Assets and Liabilities and pro forma combined Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at October 31, 2009.

5.	Costs of Reorganization

The Adviser will bear or cause its parent, Highbury Financial Inc., to bear, all expenses of the Funds in connection with the reorganization related to the proxy solicitation, legal and other costs associated with the solicitation including special meetings of the board of trustees, preparation of a proxy statement/prospectus, printing and mailing costs. Each Fund will bear other expenses of the reorganization, including legal and accounting fees and expenses, provided that the Adviser will reimburse the Funds for expenses in connection with the reorganization, including legal and accounting expenses, to the extent that such expenses (i) cause total operating expenses of a Fund to exceed operating expense caps in effect for a Fund through February 28, 2011, or (ii) exceed one basis point (.01%) of average net assets if operating expense caps are not in effect for any Fund.

Reorganization expenses borne by the Funds may include, without limitation: (a) accounting fees; (b) legal fees incurred by each Fund; and (c) brokerage cost of any necessary rebalancing of the Funds’ investment portfolios, if any.

                                                                      Appendix A

[ASTON FUNDS LOGO]

                                   ASTON FUNDS

                                 CLASS N SHARES

                       Aston/Montag & Caldwell Growth Fund
                        Aston/Veredus Select Growth Fund
                                Aston Growth Fund
                    Aston/Optimum Large Cap Opportunity Fund
                                Aston Value Fund
                            Aston/TAMRO All Cap Fund
                  Aston/River Road Dividend All Cap Value Fund
                           Aston/Optimum Mid Cap Fund
                   Aston/Montag & Caldwell Mid Cap Growth Fund
                        Aston/Cardinal Mid Cap Value Fund
                       Aston/River Road Small-Mid Cap Fund
                      Aston/Veredus Aggressive Growth Fund
                           Aston/TAMRO Small Cap Fund
                      Aston/River Road Small Cap Value Fund
                        Aston/Neptune International Fund
                      Aston/Fortis Global Real Estate Fund
                           Aston/Smart Portfolios Fund
                   Aston/New Century Absolute Return ETF Fund
                      Aston/MB Enhanced Equity Income Fund
                          Aston/Fortis Real Estate Fund
                      Aston/Montag & Caldwell Balanced Fund
                               Aston Balanced Fund
                           Aston/TCH Fixed Income Fund
                     Aston/Fortis Investor Money Market Fund

                                 CLASS R SHARES

                       Aston/Montag & Caldwell Growth Fund
                                Aston Growth Fund

                                 CLASS I SHARES

                          Montag & Caldwell Growth Fund
                        Aston/Veredus Select Growth Fund
                                Aston Growth Fund
                                Aston Value Fund
                  Aston/River Road Dividend All Cap Value Fund
                           Aston/Optimum Mid Cap Fund
                       Aston/River Road Small-Mid Cap Fund
                      Aston/Veredus Aggressive Growth Fund
                           Aston/TAMRO Small Cap Fund
                      Aston/River Road Small Cap Value Fund
                        Aston/Neptune International Fund
                        Aston/Barings International Fund
                          Aston/Fortis Real Estate Fund
                         Montag & Caldwell Balanced Fund
                           Aston/TCH Fixed Income Fund
                       Fortis Government Money Market Fund
                       Fortis Tax-Exempt Money Market Fund
                        Fortis Treasury Money Market Fund

                                 CLASS S SHARES

                       Fortis Government Money Market Fund
                       Fortis Tax-Exempt Money Market Fund
                        Fortis Treasury Money Market Fund

                                 CLASS Y SHARES

                  Fortis Institutional Prime Money Market Fund

                                 CLASS YS SHARES

                  Fortis Institutional Prime Money Market Fund

                  (Each a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2009

      This statement of additional information dated March 1, 2009 ("SAI")
provides supplementary information pertaining to shares representing interests in the twenty-nine currently available investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the "Trust").

      This SAI is not a prospectus and should be read only in conjunction with each Fund's current Prospectus dated March 1, 2009, as amended or supplemented from time to time. No investment in any of the Funds should be made without first reading the appropriate prospectus.

      The audited financial statements for the fiscal year ended October 31,
2008 for the Funds are incorporated herein by reference to the Funds' Annual
Reports as filed with the Securities and Exchange Commission ("SEC"). This SAI
is incorporated by reference to the Prospectuses.

      You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at ASTON FUNDS, P.O. BOX 9765,
PROVIDENCE, RI 02940 OR 800-992-8151 or by downloading such information from
www.astonfunds.com. The website does not form a part of the prospectuses or SAI.

                                                                               PAGE
                                                                               ----

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION
WITH THE OFFERINGS MADE BY THE PROSPECTUSES. IF GIVEN OR MADE, SUCH INFORMATION
OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
TRUST OR THE DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE
TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
LAWFULLY BE MADE.

                                    THE FUNDS

      Aston Funds, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602,
is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940
Act"), except Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate
Fund, which are classified as non-diversified. Each Fund is a series of the
Trust, which was formed as a Delaware statutory trust on September 10, 1993.

      The Aston/Fortis Investor Money Market Fund, Fortis Government Money
Market Fund, Fortis Tax-Exempt Money Market Fund, Fortis Treasury Money Market
Fund and Fortis Institutional Prime Money Market Fund are referred to collectively herein as the "Fortis Money Market Funds."

           INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

      The following supplements the information contained in each prospectus concerning the investment objectives, strategies and risks of investing in the
Funds. Except as otherwise stated below or in the applicable prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment
Restrictions" are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"),
EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

      ADRs are securities, typically issued by a U.S. financial institution (a
"depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a
non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in
non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

      Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect
"passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated
maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

                                       1

BELOW INVESTMENT-GRADE (HIGH YIELD) DEBT SECURITIES

      Fixed income securities rated Ba or lower by Moody's Investor Service
("Moody's") or BB or lower by Standard & Poor's ("S&P"), frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

      In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

      The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

      LOWER-RATED SECURITIES MARKET - An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.

      SENSITIVITY TO ECONOMIC AND INTEREST RATE CHANGES - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability

                                       2

to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

      LIQUIDITY AND VALUATION - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

      CREDIT RATINGS - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the investment adviser or subadviser also performs its own analysis of issuers in selecting investments for a Fund. The investment adviser or subadviser's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

      YIELDS AND RATINGS - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities.
The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations.
Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

BORROWING

      A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs that applicable Fund's policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
300%.

                                       3

CASH LIQUIDATION FOR REDEMPTION

      The Aston/Veredus Aggressive Growth Fund may participate in a program with
ReFlow Fund LLC ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund.
ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the
Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

      The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT
CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS

      CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S.
government or by private organizations.

      In a CMO, a series of bonds or certificates is issued in multiple classes.
Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank
Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate
CMOs," will be considered adjustable-rate mortgage securities ("ARMs") by a
Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate
CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

      REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMIC in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

                                       4

      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies.
However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.

      RESETS - The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the
11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of
Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds
index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

      CAPS AND FLOORS - The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      CMOs are subject to credit risk and interest rate risk. Generally, CMOs have lower credit risk because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Sub-prime collateral is subject to a high degree of credit risk. Certain private label CMOs have experienced significant ratings downgrades during the credit crisis beginning in late 2007 and continuing in
2008. A significant ratings downgrade may adversely affect the liquidity and valuation of private-label CMOs.

      CMOs have a high degree of interest rate risk. The value of a CMO will fluctuate more widely in response to interest rate changes than a standard debt security. Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay a decent price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The liquidity of certain CMOs, particularly private label CMOs, have been adversely affected by the credit crisis beginning in late
2007 and continuing into 2008.

      Other risks are reinvestment risk and extension risk. Reinvestment risk is the risk that, in a falling interest rate environment, a Fund will receive principal and interest payments earlier than expected and be forced to reinvest at a lower interest rate. Extension risk is the risk that interest rates will rise and prepayment speeds will slow, and the Fund will be left holding the security longer than expected and miss out on opportunities to earn higher rates in the new interest rate environment.

                                       5

CONVERTIBLE SECURITIES

      Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

      The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund's overall portfolio.

      Each Fund may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in a Fund's prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by an investment adviser or subadviser to be consistent with a Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a
Fund's other portfolio investments.

      Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions.
The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

DOLLAR ROLLS

      Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction.
Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

                                       6

      If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

EQUITY SECURITIES

      Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Funds invest.

      COMMON STOCKS

      Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

      PREFERRED STOCKS

      Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

      WARRANTS AND RIGHTS

      Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

      Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

      Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

      A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

                                       7

      The following describes various types of fixed income securities in which a Fund may invest.

      TREASURY SECURITIES

      Treasury securities are direct obligations of the federal government of the U.S. Government Treasury securities are generally regarded as having the lowest credit risks.

      AGENCY SECURITIES

      Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a "GSE") acting under federal authority. The U.S.
Government supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

      Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

      CORPORATE DEBT SECURITIES

      Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

      In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.
This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

      COMMERCIAL PAPER

      Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. Subject to each Fund's limit on investing in illiquid securities, the Fortis Money
Market Funds may invest, without limit, in commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

      DEMAND INSTRUMENTS

      Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The
Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

                                       8

      POOLED VEHICLES

      The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Many international equity securities in which a Fund may invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such investments for hedging purposes only. A Fund will not engage in such investments purely for speculative purposes.

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to its obligation under the contract. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's investment adviser or subadviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency
(or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

      The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

                                       9

FOREIGN SECURITIES

      Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund's investments in companies in those countries. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

      Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units)
and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a
Fund's ability to effectively hedge its investments in such markets if it chooses to do so.

      Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations.
Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

      The settlement systems in certain emerging markets, including Asian and
Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

                                       10

      In making investment decisions for a Fund, an investment adviser or subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, an investment adviser's or subadviser's decisions regarding these risks may not be correct or may prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

      Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

      A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment adviser or subadviser deems it appropriate to do so.

      A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, a
Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

FUTURES CONTRACTS

      Futures contracts are generally considered to be derivative securities.
Each Fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in a Fund's prospectus. The Trust has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association,
which

                                       11

regulate trading in the futures markets, on behalf of the Funds. Therefore, the
Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.

      At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

      For federal income tax purposes, some gains derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

      A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase.
Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a
Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur.
Contracts are generally terminated by entering into offsetting transactions.

      A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a
Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.

                                       12

At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

      A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

      With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

      Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

      If a put or call option which a Fund has written is exercised, that Fund may incur a loss which will be reduced by the amount of the premium it received.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do
so.

                                       13

      Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

      Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES

      A Fund may invest up to 15% (10% for the money market funds) of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security.
Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

INSURANCE FUNDING AGREEMENTS

      An insurance funding agreement is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. Funding agreements have put provisions that allow the owner of a funding agreement to receive back its investment in a specified number of days. A Fund may invest in funding agreements issued by insurance companies that meet quality and credit standards established by the adviser. Funding agreements are not insured or backed by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for funding agreements.
This means that it may be difficult to sell funding agreements at an appropriate price and therefore funding agreements normally are treated as illiquid securities.

                                       14

INVESTMENT COMPANY SHARES

      Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund's own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds. To the extent that a Fund is permitted to invest in shares of an Aston Funds money market fund for cash management purposes, the investment adviser or subadviser waives management fees with respect to Fund assets invested therein.

MONEY MARKET INSTRUMENTS

      Money market instruments include but are not limited to the following:
short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar
Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee
CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. The Fortis
Institutional Prime Money Market Fund may also invest in insurance funding agreements. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance
Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

      Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and of U.S.
branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of
U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.
Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.

      Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies.
Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

                                       15

      Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which
Treasuries do not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

      Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market.
However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

      BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

      COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days. Fortis
Institutional Prime Money Market Fund invests in asset backed commercial paper which is bank sponsored and has underlying assets of trade receivables which would include auto loans, credit card receivables and student loans,.

      EURODOLLAR CERTIFICATES OF DEPOSIT - A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S.
bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

      FOREIGN BANKERS' ACCEPTANCES - A money market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign bankers'
acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

      FOREIGN COMMERCIAL PAPER - A money market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a "domestic shell"
subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by
U.S. companies, foreign commercial paper is rated by the rating agencies
(Moody's or S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

                                       16

     LOAN PARTICIPATIONS - LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the
LPs. Because LPs are undivided interests in a loan made by the issuing bank, a
Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of an investment adviser or subadviser, they cannot be sold within seven days.

      VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by a Fund, an investment adviser or subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable-
or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

      The Fortis Money Market Funds may invest in high quality floating rate instruments which reset off the following money market indices: U.S. Treasury
Bills, Fed Funds, Prime and LIBOR.

      STRIPS - Separately traded interest and principal securities ("STRIPS")
are component parts of U.S. Treasury Securities traded through the Federal
Book-Entry System. An investment adviser or subadviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund's investment policy concerning investments in illiquid securities. Consistent with
Rule 2a-7, the investment adviser or subadviser will purchase for money market funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of the Fund's assets that may be comprised of STRIPS, an investment adviser or subadviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviation in the value of shares of the money market funds.

      YANKEE CERTIFICATES OF DEPOSIT - Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the U.S., typically in New York. These CDs are treated as domestic securities.

                                       17

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

      The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National
Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit"
obligations. Certain obligations, such as those issued by the Federal Home Loan
Banks, Fannie Mae (formerly known as the Federal National Mortgage Association)
and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S.
government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

      Mortgage-backed securities have greater market volatility than other types of debt securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S.
government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage
Securities" described below).

      The mortgage securities which are issued or guaranteed by Ginnie Mae,
Freddie Mac or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less
Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate
(i.e., the portfolio).

      Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, an investment adviser or subadviser determines that the securities meet a Fund's quality standards.

                                       18

      OTHER MORTGAGE-BACKED SECURITIES - The investment adviser or subadviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser or subadviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      GENERAL RISKS OF MORTGAGE SECURITIES - The mortgage securities in which a
Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

      A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a
Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

      In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and, in the case of an unscheduled payment of principal, will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

      With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

MUNICIPAL SECURITIES

      Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                                       19

      Municipal securities include both municipal notes and municipal bonds.
Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

      A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by a nationally recognized statistical rating organization ("NRSRO") or (ii) if not rated, of equivalent quality in the investment adviser's or subadviser's judgment.

      Municipal bonds must be rated in the highest four rating categories by an
NRSRO at the time of investment or, if unrated, must be deemed by an investment adviser or subadviser to have essentially the same characteristics and quality as bonds rated in the above rating categories. If permitted by a Fund's investment policies, the investment adviser or subadviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from regular federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OPTIONS

      A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such
Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in a Fund's prospectus or in this
SAI, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of that Fund's total assets. A
Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Fund's total return. A Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

      An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

                                       20

      Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

      A Fund may use exchange-traded options, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

      Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk.
Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

      A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by
it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

      A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i)
equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the
Trust's custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a
Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

      There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

                                       21

      PURCHASING CALL OPTIONS - Except as otherwise provided in a Fund's prospectus or in this SAI, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the
Fund to the writer of the option, that Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

      Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

      Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a
Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

      COVERED CALL WRITING - A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as an investment adviser or subadviser determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

                                       22

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      A Fund will write call options only on a covered basis, which means that a
Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a
Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

      PURCHASING PUT OPTIONS - A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in a Fund's prospectus or in this SAI, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that Fund for not more than one year as of the date of the short sale or were acquired by that Fund after the short sale and on or before the closing date of the short sale.

      A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      A Fund may sell a put option purchased on individual portfolio securities.
Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

      WRITING PUT OPTIONS - A Fund may also write put options on a secured basis which means that a Fund will segregate liquid assets with its custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S.
government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser or subadviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

                                       23

      Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

      FOREIGN CURRENCY OPTIONS - A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

PUBLICLY TRADED PARTNERSHIPS

      Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradeable on a secondary market (or its substantial equivalent). The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Internal Revenue Code of 1986, as amended
(the "Code"), for qualification as a regulated investment company. These include master limited partnerships ("MLPs") and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of
MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of a MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of a MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a
Fund will be required to include in its taxable income its allocable share of the MLP's income regardless of whether any distributions are made by the MLP.
Thus, if the distributions received by a Fund are less than that Fund's allocable share of the MLP's income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

      An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP. In addition, the value of a Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a
Fund's cash flow and there could be a material decrease in the value of that
Fund's shares.

                                       24

REAL ESTATE INVESTMENT TRUSTS

      Securities of real estate investment trusts ("REITs") may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills.
Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Investment in
REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a Fund's investment in
REITs. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the REIT securities in which a Fund may invest to fall.
Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but may affect a Fund's net asset value.

REPURCHASE AGREEMENTS

      A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

      The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

      The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

      A Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price. The securities held subject to a repurchase agreement by a money market fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The taxable money market funds may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

                                       25

RESTRICTED SECURITIES

      Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act and, with respect to a money market fund, commercial paper issued in reliance upon "private placement" exemption from registration under Section 4(2) of the 1933 Act that has been determined to be liquid by the Fund's investment adviser or subadviser, pursuant to guidelines adopted by the Trust's Board of Trustees. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not subject to this restriction.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by a
Fund pursuant to that Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in each prospectus and this
SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to segregate assets for
1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.

ROYALTY INCOME TRUSTS

      A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

RULE 144A SECURITIES

      A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with
Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser or subadviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

                                       26

SECURITIES LENDING

      A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

      Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the investment adviser or subadviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SHORT SALES

      Selling securities short involves selling securities the seller (e.g., a
Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

      A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT-TERM TRADING

      Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by a Fund.

                                       27

STRIPPED MORTGAGE SECURITIES

      A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations,
Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S.
government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The investment adviser or subadviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories ("Aaa" or "AAA" by Moody's or S&P, respectively).

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities that are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the investment adviser or subadviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

SWAP AGREEMENTS

      The Funds may enter into interest rate, index, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or
"swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates

                                       28

exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A
Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly because the Fund can obtain credit exposure in excess of its cash obligations under the agreement.

      Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").
The Fund's current obligations under a swap agreement will be accrued daily
(offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the
Fund's portfolio. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      Obligations under swap agreements so covered will not be construed to be
"senior securities" for purposes of the Funds' investment restriction concerning senior securities. Except as otherwise indicated in a Fund's prospectus or in this SAI, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser or subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund's ability to use swap agreements.
The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                       29

TEMPORARY DEFENSIVE POSITIONING

      The investments and strategies described throughout the Funds'
prospectuses are those the subadvisers intend to use under normal conditions.
When a subadviser determines that market or other conditions warrant, a Fund
(other than the money market funds) may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment goal.

UNIT INVESTMENT TRUSTS

      A Unit Investment Trust ("UIT") is a type of investment company.
Investments in UITs are subject to regulations limiting a Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts
("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS
and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and
Poor's MidCap 400 Index, respectively.

      The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a
UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs.
Trading in UITs involves risks similar to those risks, described above under
"Options," involved in the writing of options on securities.

      Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests.
The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

ZERO COUPON BONDS

      Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date.
The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

      Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. For federal income tax purposes, the original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital gain or loss.

                                       30

OTHER INVESTMENTS

      The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund's Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                                       31

Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund

      The following supplements the information contained above and in the prospectus concerning the investment objective, strategies and risks of investing in Aston/New Century Absolute Return ETF Fund and Aston/Smart
Portfolios Fund. For this portion of the SAI, the terms "Fund" and "Funds"
refers only to Aston/New Century Absolute Return ETF Fund and Aston/Smart
Portfolios Fund.

FUND-OF-FUNDS STRUCTURE

      As noted in the Funds' prospectus, each Fund is a "fund-of-funds." The term "fund-of-funds" is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies. In reliance on Section 12(d)(1)(F) of the 1940 Act, a Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, that Fund and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock
("3% Limitation"). The SEC has granted exemptive orders to certain ETFs which permit other funds, such as the Funds, to invest in these ETFs in excess of the
3% Limitation. The orders contain conditions that a participating fund enter into an agreement with the ETF. Accordingly, each Fund is subject to the 3%
Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Funds; and
(ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order. Neither Fund has yet entered into any such agreements in reliance on an exemptive order. The 3% Limitation may prevent a Fund from allocating its investments in the manner that the subadviser considers optimal.

      Notwithstanding the 3% Limitation, the Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Funds do not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund's investment adviser must waive its management fee in an amount necessary to offset the amounts paid.

      By investing in securities of an ETF, the Funds' shareholders will indirectly bear the fees of that ETF in addition to the Funds' own fees and expenses.

      Because the Funds initially intend to rely on Section 12(d)(1)(F) in purchasing securities issued by another investment company, each Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). The Funds intend to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.

EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

      EXCHANGE-TRADED FUNDS

      Under normal circumstances, the Funds will invest at least 80% of their assets in shares of ETFs. ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. As new ETF products become available, the asset classes available to the Funds will expand.

                                       32

      Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day's next calculated net asset value. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF's in-kind redemption mechanism generally will not lead to a federal income tax event for a Fund or its ongoing shareholders. The
Funds do not intend to purchase and redeem creation units, but intend to purchase and sell ETFs primarily through national securities exchanges.

      There is a risk that the ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

      The general risks of investing in ETFs are as follows.

      ACTIVE MANAGEMENT RISK

      Unlike many investment companies, many ETFs are not currently "actively"
managed. Thus, an ETF would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the index.

      TRACKING RISK

      ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

                                       33

TRADING DISCOUNT RISK

      The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF's underlying basket of securities. At times, an ETF's shares may trade at a premium or discount to its net asset value.

      ETFs cover a wide variety of asset classes. The risks associated with various types of ETFs that track different asset classes are described below. As new ETF products become available, the Funds will be able to invest in those
ETFs.

INVESTMENT RISK

      AGGRESSIVE ETF INVESTMENT TECHNIQUE RISK

      ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF's investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.
Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF's position in a particular instrument when desired.

      Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      Options. The buyer of an option acquires the right to buy (a call option)
or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an ETF may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the ETF.

                                       34

      CURRENCY ETFS

      Investing in currency ETFs involves certain risks. The value of the ETF's shares relate directly to the value of a currency (either U.S. or foreign) held by the ETF. Fluctuations in the price of the country's currency could materially and adversely affect the value of the ETF's shares. The ETF's shares are designed to reflect the price of the country's currency, plus accumulated interest, less the ETF's expenses. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors' expectations concerning inflation rates;
investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, the currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country's currency declines, it is expected that the price of the ETF will decline as well.

      COMMODITY ETF RISK

      Investing in ETFs that invest in the commodities market may subject the
Funds to greater volatility than investments in traditional securities.
Commodities include metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Funds' ability to invest in ETFs that invest in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

      CONCENTRATED ETF RISK

      Some ETFs may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the ETF will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An ETF may have significant exposure to an individual company that constitutes a significant portion of that ETF's index. As a result, such an ETF will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index.

      EQUITY ETF RISK

      Credit Risk. Credit risk is the risk that the issuer of a security or counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer or counterparty fails to honor its obligations the value of that security and of the particular ETF's shares may be reduced.

                                       35

      Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

      Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

      Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

      Emerging Market Risk. The Funds may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets.
Companies in emerging markets are often smaller, less seasoned and more recently organized.

      FIXED INCOME ETFS

      Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an
ETF's portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF's shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in "junk bonds" or lower than investment-grade securities.

      Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of
ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa.
There is the possibility that the value of the particular ETF's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.

      In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.
Also when interest rates drop, the holdings of mortgage-backed securities by an
ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

                                       36

      Maturity Risk. Maturity risk is another factor that can affect the value of a particular ETF's debt holdings. Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

      Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by S&P or Fitch's Investor Service,
Inc. ("Fitch") or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody's) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

      Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

      Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

      Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue
Service ("IRS") determines an issuer of a municipal security has not complied with applicable federal income tax requirements, interest from the security could become taxable for federal income tax purposes and the security could decline significantly in value.

      GEOGRAPHICAL CONCENTRATED ETF RISK

      Certain ETFs that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ETFs that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

      INVERSE CORRELATION ETF RISK

      ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF's benchmark is increasing (gaining value) a result that is the opposite from traditional mutual funds.

                                       37

      LEVERAGED ETF RISK

      Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

                                       38

      REAL ESTATE INVESTMENT TRUST ETF RISK

      Investing in ETFs that own securities of REITs subjects the Funds to the risk of changes in the value of the REIT's properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations.
A REIT's return may be adversely affected when interest rates are high or rising.

      NON-DIVERSIFIED ETF RISK

      Certain ETFs have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the ETF more susceptible to a single economic, political or regulatory event than a diversified ETF or mutual fund might be. This risk may be particularly acute with respect to an ETF whose index underlying its benchmark comprises a small number of stocks or other securities.

                                       39

                             INVESTMENT RESTRICTIONS

      The investment objective of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the
1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction.
Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

      Each Fund except Aston/River Road Dividend All Cap Value, Aston/Montag &
Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small
Cap Value, Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate,
Aston/Neptune International, Aston/Barings International, Aston/New Century
Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income
Funds may not:

      (1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

      Aston/River Road Road Dividend All Cap Value, Aston/Montag & Caldwell Mid
Cap Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small Cap Value,
Aston/River Road Small-Mid Cap, Aston/Fortis Global Real Estate, Aston/Neptune
International, Aston/Barings International, Aston/New Century Absolute Return
ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity Income Funds may not:

      (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

      Each Fund except Aston/New Century Absolute Return ETF and Aston/Smart
Portfolios Funds may not:

      (3) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed
25% of the value of the total assets of the Fund, except Aston/Fortis Real
Estate Fund and Aston/Fortis Global Real Estate Fund, which will have a concentration in the real estate sector.

      (4) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

      Aston Growth, Aston/Montag & Caldwell Growth, Aston/TAMRO All Cap,
Aston/Optimum Large Cap Opportunity, Aston/Optimum Mid Cap, Aston/TAMRO Small
Cap, Aston Balanced, Aston/Montag & Caldwell Balanced, Aston/Veredus Aggressive
Growth, Aston/Veredus Select Growth, Aston/River Road Dividend All Cap Value,
Aston/River Road Small Cap Value, Aston/TCH Fixed Income and Aston/Fortis
Investor Money Market Fund may not:

      (5) As to 75% of the total assets of each Fund, with the exception of
Aston/River Road All Cap Dividend Value and Aston/Optimum Large Cap Opportunity
Funds, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

                                       40

      (6) Except for Aston/Optimum Large Cap Opportunity Fund, borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The
Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets.

      (7) Except for Aston/River Road Dividend All Cap Value Fund invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

      Aston Growth, Aston/Montag & Caldwell Growth, Aston/TAMRO All Cap,
Aston/Optimum Large Cap Opportunity, Aston/Optimum Mid Cap, Aston/Montag &
Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value, Aston/River Road
Small-Mid Cap, Aston/TAMRO Small Cap, Aston Balanced, Aston/Montag & Caldwell
Balanced, Aston/Veredus Aggressive Growth, Aston/Veredus Select Growth,
Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings
International, Aston/River Road Dividend All Cap Value, Aston/River Road Small
Cap Value, Aston/MB Enhanced Equity Income, Aston/TCH Fixed Income, Aston/New
Century Absolute Return ETF, Aston/Smart Portfolios and Aston/ Fortis Investor
Money Market Funds may not:

      (8) Except for Aston/New Century Absolute Return ETF and Aston/Smart
Portfolios Funds, purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies.

      (9) Make investments in securities for the purpose of exercising control.

      (10) Except for Aston/New Century Absolute Return and Aston/Smart
Portfolios Funds, purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

      (11) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

      (12) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.

      (13) Except for the Aston/MB Enhanced Equity Income Fund, invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the
SAI.

                                       41

      Aston/Optimum Large Cap Opportunity, Aston/Montag & Caldwell Mid Cap
Growth, Aston/Cardinal Mid Cap Value, Aston/River Road Small-Mid Cap,
Aston/Fortis Global Real Estate, Aston/Neptune International, Aston/Barings
International, Aston/New Century Absolute Return ETF, Aston/Smart Portfolios and
Aston/MB Enhanced Equity Income Funds may not:

      (14) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

      (15) Except for the Aston/Fortis Global Real Estate Fund, as to 75% of the
total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than
5% of the value of the Fund's total assets would be invested in securities of such issuer.

      Aston/Montag & Caldwell Mid Cap Growth, Aston/Cardinal Mid Cap Value,
Aston/Barings International, Aston/River Road Small-Mid Cap, Aston/Fortis Global
Real Estate, Aston/Neptune International, Aston/River Road Dividend All Cap,
Aston/River Road Small Cap Value, Aston/Optimum Large Cap Opportunity, Aston/New
Century Absolute Return ETF, Aston/Smart Portfolios and Aston/MB Enhanced Equity
Income Funds may not:

      (16) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

      Aston/New Century Absolute Return ETF Fund and Aston/Smart Portfolios Fund
may not:

      (17) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Funds' investments in such industry would exceed 25% of the value of the total assets of the Funds;
provided that investments in another registered investment company are not considered to be issued by members of any industry.

      (18) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

      (19) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership securities or other investments. This limitation does not preclude the Funds from entering into futures contracts and options thereon in accordance with the Funds' investment objective and policies, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

      Aston Value, Aston/Fortis Real Estate, Fortis Government Money Market,
Fortis Tax-Exempt Money Market, Fortis Treasury Money Market and Fortis
Institutional Prime Money Market Funds may not:

      (20) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

      (21) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements.

                                       42

Asset coverage of at least 300% is required for all borrowings, except where a
Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

      (22) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

      Aston Value Fund may not:

      (23) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets.

      Fortis Government Money Market, Fortis Tax-Exempt Money Market, Fortis
Treasury Money Market and Fortis Institutional Prime Money Market Funds may not:

      (24) Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.

      (25) Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to: (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S.
branches of foreign banks subject to the same regulations as U.S. banks; or
(iii) tax-exempt securities issued by government or political subdivisions of governments.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

      For purposes of Aston/Fortis Real Estate and Aston/Fortis Global Real
Estate Funds' investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

      Aston Value, Aston/Fortis Real Estate, Fortis Government Money Market,
Fortis Tax-Exempt Money Market and Fortis Treasury Money Market Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

      Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value
Fund, Aston/Barings International Fund, Aston/Optimum Large Cap Opportunity
Fund, Aston/Optimum Mid Cap Fund, Aston/TAMRO Small Cap Fund, Aston/Fortis Real
Estate Fund, Aston/Fortis Global Real Estate Fund, Aston/Neptune International
Fund, Aston/River Road Dividend All Cap Value Fund,

Aston/River Road Small Cap Value Fund, Aston/River Road Small-Mid Cap Fund,
Aston/New Century Absolute Return ETF Fund, Aston/Smart Portfolios Fund,
Aston/MB Enhanced Equity Income Fund, Aston/TCH Fixed Income Fund, Fortis
Government Money Market Fund, Fortis Tax-Exempt Money Market Fund and Fortis
Treasury Money Market Fund each have a policy to invest, under normal circumstances, at least 80% of such Fund's assets, plus the amount of any borrowings for investment purposes, in certain investments as described in their prospectus. Shareholders of the applicable Fund will be given at least 60 days'
notice of any changes to this policy.

                                       43

      For purposes of Aston/Barings International Fund's investment policies,
non-U.S. companies are broadly defined to include any company that meets one of the follwing tests: (i) it is organized, has its primary business office, or its stock is principally traded on a market located outside the U.S.; (ii) 50% or more of its assets are located outside the U.S.; or (iii) 50% or more of its revenue is derived outside of the U.S.

                       TRUSTEES AND OFFICERS OF THE TRUST

      Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the
Trustees and Executive Officers of the Trust is set forth below. The term
"officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                  TERM OF                                   NUMBER OF
                                 OFFICE(2)                                 PORTFOLIOS
    NAME, ADDRESS,             AND LENGTH OF                             IN FUND COMPLEX   OTHER TRUSTEESHIPS/
      AGE(1) AND                  TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN BY      DIRECTORSHIPS HELD
POSITION(S) WITH TRUST           SERVED(1)      DURING PAST FIVE YEARS       TRUSTEE           BY TRUSTEE(3)
----------------------------   -------------   -----------------------   ---------------   --------------------
                                               DISINTERESTED TRUSTEES

Leonard F. Amari                 15 years      Partner at the law              29          President of the
c/o 120 N. LaSalle Street                      offices of Amari &                          Board of Trustees,
Chicago, IL 60602                              Locallo, a practice                         John Marshall Law
Age: 66                                        with exclusive                              School
Trustee                                        concentration in
                                               real estate taxation
                                               and related areas,
                                               since 1986; Special
                                               Assistant Attorney
                                               General since 1986.

Gregory T. Mutz                  15 years      CEO of AMLI                     29          Director of Alico,
c/o 120 N. LaSalle Street                      Residential                                 Inc. (NASDAQ: ALCO)
Chicago, IL 60602                              Properties Trust (a                         (agribusiness);
Age: 62                                        Multifamily REIT),                          Member of Board of
Trustee                                        a successor company                         Genesis Financial
                                               to AMLI Realty Co.                          Solutions (a
                                               since 2004 and a                            privately-held
                                               wholly owned                                company based in
                                               subsidiary of PRIME                         Portland, Oregon
                                               Property Fund, LLC,                         providing debt
                                               an instutional real                         recovery, consumer
                                               estate co-mingled                           lending and credit
                                               fund managed by                             card services); a
                                               Morgan Stanley Real                         member of the Board
                                               Estate, Inc.; Vice                          of WAN S.A., a
                                               Chairman of UICI                            residential real
                                               (NYSE: UCI) (an                             estate company
                                               insurance holding                           headquartered in
                                               company) from                               Warsaw, Poland; a
                                               2003-2004;                                  member of the Board
                                               President and CEO                           of Suknip
                                               of UICI from                                International
                                               1999-2003; Chairman                         Limited, a
                                               of Academic                                 residential real
                                               Management Service                          estate company
                                               Corp. (a student                            headquartered in
                                               loans and finance                           St. Petersburg,
                                               company) from                               Russia.
                                               2000-2003.

Robert B. Scherer                 9 years      President of The                29          Director, Title
c/o 120 N. LaSalle Street                      Rockridge Group,                            Reinsurance Company
Chicago, IL 60602                              Ltd (title                                  (insurance for title
Age: 67                                        insurance industry                          agents)
Trustee                                        consulting
                                               services) since 1994.

Denis Springer                    9 years      Retired. Senior                 29          Director, Coleman
c/o 120 N. LaSalle Street                      Vice President and                          Cable Inc. (wire
Chicago, IL 60602                              Chief Financial                             and cable
Age: 62                                        Officer of                                  manufacturer)
Trustee                                        Burlington Northern                         (NASDAQ: CCIX)
                                               Santa Fe Corp.
                                               (railroad), 1995-1999.

                                       44

                                               INTERESTED TRUSTEE(4)

Stuart D. Bilton, CFA            15 years      Chief Executive                 29          Director, Baldwin &
c/o 120 N. LaSalle Street                      Officer, Aston                              Lyons, Inc.
Chicago, IL 60602                              Asset Management                            (property and
Age: 62                                        LLC, since 2006;                            casualty insurance
Chairman, Board of Trustees                    Vice Chairman of                            firm)
                                               ABN AMRO Asset
                                               Management
                                               Holdings, Inc.
                                               2003-2006;
                                               President and Chief
                                               Executive Officer
                                               of ABN AMRO Asset
                                               Management
                                               Holdings, Inc. from
                                               2001-2003;
                                               President of
                                               Alleghany Asset
                                               Management, Inc.
                                               from 1996-2001
                                               (purchased by ABN
                                               AMRO in February 2001).

                                          OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson              15 years      President, Aston               N/A                N/A
c/o 120 N. LaSalle Street                      Asset Management
Chicago, IL 60602                              LLC, since 2006;
Age: 44                                        President and
President (Chief                               Chief Executive
Executive Officer)                             Officer of ABN
                                               AMRO Investment
                                               Fund Services,
                                               Inc. (formerly
                                               known as
                                               Alleghany
                                               Investment
                                               Services, Inc.)
                                               1995-2006;
                                               Executive Vice
                                               President of ABN
                                               AMRO Asset
                                               Management (USA)
                                               LLC 2001-2005;
                                               Director, ABN
                                               AMRO Trust
                                               Services Company
                                               2001-2005;
                                               Director, TAMRO
                                               Capital Partners
                                               LLC and Veredus
                                               Asset Management
                                               LLC 2001- 2006;
                                               Officer of the
                                               Trust since 1993; CPA.

Gerald F. Dillenburg             12 years      Chief Compliance               N/A                N/A
c/o 120 N. LaSalle Street                      Officer and Chief
Chicago, IL 60602                              Financial Officer,
Age: 41                                        Aston Asset
Senior Vice President,                         Management LLC,
Secretary and Treasurer                        since 2006; Senior
(Chief Financial Officer,                      Managing Director
Chief Operating                                ("SMD") of ABN AMRO
Officer and Chief                              Investment Fund
Compliance Officer)                            Services, Inc.
                                               (formerly known as
                                               Alleghany
                                               Investment
                                               Services, Inc.)
                                               1996-2006; SMD of
                                               ABN AMRO Asset
                                               Management
                                               Holdings, Inc. and
                                               ABN AMRO Asset
                                               Management, Inc.
                                               (formerly known as
                                               Chicago Capital
                                               Management, Inc.)
                                               2001-2006;
                                               Operations manager
                                               and compliance
                                               officer of ABN AMRO
                                               mutual funds
                                               1996-2006; CPA.

----------
(1)   As of December 31, 2008.

(2)   Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the
      Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the
      By-Laws of the Trust.

(3)   Each Trustee also serves as Trustee for ABN AMRO Structured Investment
      Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this SAI.
      Mr. Bilton also serves as Sole Trustee of the ABN AMRO Variable Insurance
      Trust, a trust whose registration statement is not effective and was not operational as of the date of this SAI.

(4)   "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset
      Management LLC and related entities, which act as the Funds' Investment
      Adviser for all the Funds except the Fortis Money Market Funds.

                                       45

      The Board of Trustees has established an Audit Committee consisting of four members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firms and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit
Committee held two meetings during the fiscal year ended October 31, 2008.

      The Trustees have also established a Nominating and Governance Committee consisting of four members, including a Chairman of the Committee. The
Nominating and Governance Committee members are Messrs. Amari (Chairman),
Scherer, Mutz and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The
Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and
Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2008.

      The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the
Valuation Committee members are Messrs. Bilton (Chairman), Scherer and Springer.
The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2008.

      Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2008.

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                             TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                 INVESTMENT COMPANIES
---------------           -------------------------------------------------------------    -------------------------
DISINTERESTED TRUSTEES
Leonard F. Amari          Aston/Optimum Mid Cap Fund-$50,001-$100,000                           Over $100,000
                          Aston/TAMRO Small Cap Fund-$10,001-$50,000
                          Aston/TAMRO All Cap Fund-$50,001-$100,000
                          Fortis Tax-Exempt Money Market Fund-$10,001-$50,000
                          Aston Growth Fund-$50,001-$100,000
                          Aston/Veredus Aggressive Growth Fund-$10,001-$50,000
Gregory T. Mutz           Aston/Montag & Caldwell Growth Fund-$50,001-$100,000                   Over $100,000
                          Aston/Optimum Mid Cap Fund-$1-$10,000
                          Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000
                          Aston/TAMRO All Cap Fund-$50,001-$100,000
                          Aston/TAMRO Small Cap Fund-$10,001-$50,000
                          Aston/Veredus Select Growth Fund-$10,001-$50,000
Robert Scherer            Fortis Government Money Market Fund-over $100,000                     Over $100,000
                          Aston/River Road Small Cap Value Fund-$10,001-$50,000
                          Aston/River Road Dividend All Cap Value Fund-$10,001-$50,000
                          Aston/TCH Fixed Income Fund-$10,001-$50,000
                          Aston/Optimum Mid Cap Fund-$10,001-$50,000
                          Aston Growth Fund-$10,001-$50,000
                          Aston/Montag & Caldwell Growth Fund-$10,001-$50,000
                          Aston/Veredus Aggressive Growth Fund-$10,001-$50,000
                          Aston/Veredus Select Growth Fund-$10,001-$50,000
                          Aston/TAMRO Small Cap Fund-$10,001-$50,000
                          Aston/TAMRO All Cap Fund-$1-$10,000
                          Fortis Investor Money Market Fund-$10,001-$50,000

                                       46

Denis Springer            Aston/Montag & Caldwell Growth Fund-over $100,000                     Over $100,000
                          Aston/Veredus Aggressive Growth Fund-$1-$10,000
INTERESTED TRUSTEE
Stuart Bilton             Aston/Optimum Mid Cap Fund-over $100,000                              Over $100,000
                          Aston/River Road Dividend All Cap Value Fund-over $100,000
                          Aston/TAMRO All Cap Fund-over $100,000
                          Aston/Montag & Caldwell Growth Fund-over $100,000
                          Aston/Veredus Aggressive Growth Fund-over $100,000
                          Aston/TAMRO Small Cap Fund-over $100,000
                          Aston/Neptune International Fund-over $100,000
                          Aston/River Road Small Cap Value Fund-over $100,000
                          Fortis Government Money Market Fund-over $100,000

REMUNERATION

      The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive an annual retainer and per meeting fees. The
Lead Independent Trustee and Committee Chairs receive an additional retainer.
The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment advisers, subadvisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer.

      The table below shows the total fees that were paid to each of the
Trustees during the fiscal year ended October 31, 2008. There were no
'compensated persons' who received more than $120,000 in aggregate compensation from the Trust for the same period.

                                 AGGREGATE      PENSION OR
                               COMPENSATION     RETIREMENT                             TOTAL
                                 RECEIVED     BENEFITS ACCRUED     ESTIMATED        COMPENSATION
                                 FROM THE     (AS PART OF FUND   ANNUAL BENEFITS   FROM TRUST AND
                TRUSTEE           TRUST*         EXPENSES)       UPON RETIREMENT    FUND COMPLEX*
--------------------------     ------------   ----------------   ---------------   ---------------
  DISINTERESTED TRUSTEES
  Leonard F. Amari             $  72,000            N/A               N/A          $  72,000
Robert A. Kushner**               69,500            N/A               N/A             69,500
Gregory T. Mutz                   89,500            N/A               N/A             89,500
Robert B. Scherer                 79,500            N/A               N/A             79,500
Nathan Shapiro**                  69,500            N/A               N/A             69,500
Denis Springer                    69,500            N/A               N/A             69,500

  INTERESTED TRUSTEE
  Stuart D. Bilton                   N/A            N/A               N/A                N/A

                                       47

----------
*     Includes special meeting fees of $5,000 per Trustee paid in connection with various changes in control transactions involving ABN AMRO Asset
      Management, Inc., ("AAAM"), Fortis Investment Management USA, Inc. ("FIM")
      or their affiliates. Such amounts were not paid by the Trust.

**    Messrs. Kushner and Shapiro retired from the Board on October 31, 2008 in accordance with the mandatory retirement age set forth in the By-Laws.

      As of January 30, 2009, Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Class of each Fund, except for their ownership of 4.68% of the Aston/TAMRO Small Cap Fund-Class N, 1.72% of
Aston/Montag & Caldwell Mid Cap Growth Fund-Class N, 2.84% of Aston/Cardinal Mid
Cap Value Fund-Class N, 99.20% of Aston/Neptune International Fund-Class N and
1.97% of Aston/Veredus Aggressive Growth Fund-Class I.

CODE OF ETHICS

      The Trust, its investment advisers, subadvisers and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of
Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated the voting of portfolio securities to its subadvisers on behalf of the Funds. Each subadviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in
connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders and those of the applicable subadviser. The Proxy Voting Policies and Procedures are included under Appendix
B.

      Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's Web site at www.astonfunds.com and on the SEC's
Web site at www.sec.gov.

                                       48

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Listed below are the names and addresses of those shareholders who, as of
January 30, 2009, owned of record or beneficially 5% or more of the shares of a class of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

                       ASTON/MONTAG & CALDWELL GROWTH FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
National Financial Services Corp                     N      10,706,227.535        31.6303%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co. Inc                             N       7,038,669.418        20.7949%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

CitiGroup Global Markets Inc                         N       4,540,316.884        13.4138%
333 West 34th St - 3rd Floor
New York, NY 10001

National Financial Services Corp                     I       6,472,523.680        15.2424%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Nationwide Trust Co FBO                              I       4,345,757.608        10.2340%
Southwest Airlines Pilots
Retirement Savings Plan
98 San Jacinto Blvd Ste 1100
Austin, TX 78701-4255

Charles Schwab & Co. Inc                             I       3,728,507.667         8.7804%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                       49

Bank of America NA TTEE                              I       3,512,711.026         8.2722%
FBO LaSalle Pension Plan & Trust
PO Box 831575
Dallas, TX 75283-1575

Merrill Lynch Pierce Fenner & Smith Inc.             I       2,212,898.157         5.2112%
For the Sole Benefit of Its Customers
ATTN Service Team
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

Nationwide Trust Company FSB                         R          13,076.013        76.4327%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

MG Trust Company Cust. FBO                           R           1,346.220         7.8690%
Choice Mortgage Company 401(k)
700 17th Street
Suite 300
Denver, CO 80202

Oppenheimer & Co Inc.                                R           1,033.310         6.0400%
FBO Charles L Wilcox IRA
Port Huron, MI 48060

MG Trust Company Cust. FBO                           R             930.890         5.4413%
O1 Communications, Inc. 401(k) Plan
700 17th Street
Suite 300
Denver, CO 80202

                        ASTON/VEREDUS SELECT GROWTH FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N       1,629,933.895        43.1327%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp                     N         644,227.542        17.0481%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co.                                 I       4,300,114.324        84.6833%
Inc Special Custody Acct for Exclusive of
 Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                       50

                                ASTON GROWTH FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N       1,268,700.695        23.8171%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

DCGT as TTEE and/or CUST                             N         619,614.963        11.6319%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

National Financial Services Corp                     N         617,346.983        11.5894%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

MCB Trust Services TTEE FBO                          N         353,312.464         6.6327%
Western States Envelope Co
700 17th St Ste 300
Denver, CO 80202

Bank of America NA TTEE                              I      10,535,838.307        93.2241%
FBO LaSalle Pension Plan & Trust
PO Box 831575
Dallas, TX 75283-1575

Merrill Lynch Pierce Fenner & Smith Inc.             R          28,424.089        54.1852%
For the Sole Benefit of Its Customers
ATTN Service Team
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

Nationwide Trust Company FSB                         R          21,980.278        41.9013%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

                                       51

                    ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N         271,122.943        59.3204%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Ameritrade Inc For the Exclusive                     N         111,289.158        24.3495%
Benefit of our Customers
PO Box 2226
Omaha, NE 68103-2226

National Financial Services Corp                     N          30,193.336         6.6062%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

                                ASTON VALUE FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
DCGT as TTEE and/or CUST                             N         834,511.421        31.1778%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

DCGT as TTEE and/or CUST                             N         675,223.138        25.2267%
FBO Principal Financial Group
Omnibus Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

National Financial Services Corp                     N         607,131.592        22.6827%
(FBO) Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Bank of America NA TTEE FBO LaSalle Pension          I      22,786,729.068        93.4281%
 Plan & Trust
PO Box 831575
Dallas, TX 75283-1575

State St. Bank & Tr Co                               I       1,509,947.451         6.5231%
FBO ABN AMRO North America
Retirement Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                       52

                            ASTON/TAMRO ALL CAP FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N         154,093.712        15.1513%
Special Custody Acct for
Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

DCGT as TTEE and/or CUST                             N         143,688.391        14.1282%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

National Financial Services Corp                     N         115,731.235        11.3793%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

                  ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
National Financial Services Corp                     N       2,701,775.061        34.6515%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

PFPC Wrap Services FBO Morningstar                   N       2,694,308.679        34.5557%
760 Moore Road
King of Prussia, PA 19406

Charles Schwab & Co. Inc                             N       1,433,646.373        18.3872%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp                     I         683,927.677        87.9540%
(FBO) Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Strafe & Co FAO                                      I          93,669.250        12.0460%
Credit Suisse Omnibus Mutual Fund
PO Box 160
Westerville, OH 43086

                                       53

                           ASTON/OPTIMUM MID CAP FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N       5,425,855.619        17.4694%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)               N       4,245,795.126        13.6700%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Wells Fargo Bank NA FBO                              N       1,727,033.386         5.5605%
PO Box 1533
Minneapolis, MN 55480

James N Carn TTEE Standard Insurance Co.             I       2,324,447.358        35.6414%
1100 SW Sixth Avenue
Portland, OR 97204-1093

Charles Schwab & Co. Inc                             I         894,914.032        13.7220%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp                     I         670,928.741        10.2875%
(FBO) Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Wells Fargo Bank NA FBO                              I         340,380.954         5.2192%
Retirement Plan Svcs
PO Box 1533
Minneapolis, MN 55480

Merrill Lynch Pierce Fenner & Smith                  I         337,327.051         5.1723%
Inc. For the Sole Benefit of Its Customers
ATTN Service Team
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

                                       54

                   ASTON/MONTAG & CALDWELL MID CAP GROWTH FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc                             N          70,994.822        21.1512%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

William Vogel                                        N          68,187.888        20.3149%
Atlanta, GA 30350-3617

TD Ameritrade Trust Company                          N          24,459.461         7.2871%
PO Box 17748
Denver, CO 80217-0748

National Financial Services Corp (FBO)               N          18,848.971         5.6156%
Our Customers
ATTN Mutual Funds Department
5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Ronald Canakaris                                     N          17,192.248         5.1220%
Atlanta, GA 30350-3703

                        ASTON/CARDINAL MID CAP VALUE FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Amy Minella                                          N         100,000.000        79.4599%
Greenwich, CT 06831-3305

Charles Schwab & Co. Inc                             N          21,018.040        16.7009%
Special Custody Acct for Exclusive of
Customers ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                       55

                       ASTON/RIVER ROAD SMALL-MID CAP FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
PFPC Wrap Services FBO Morningstar                   N       5,826,260.618        80.5282%
760 Moore Road
King of Prussia, PA 19406

Charles Schwab & Co. Inc                             N         916,464.220        12.6670%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Fidelity Investment Institutional Oper               I       3,184,709.231        19.9033%
Co Inc. FIICO As Agent for Certain
Employee Benefit Plans
100 Magellan Way
Mailzone KW1c
Covington, KY 41015-1987

SEI Private Trust Co. C/O Suntrust                   I       2,646,981.330        16.5427%
ATTN: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Charles Schwab & Co. Inc Special                     I       2,340,248.226        14.6257%
Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)               I       1,561,469.742         9.7586%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

SEI Private Trust Co. C/O Hale & Dorr                I       1,078,517.079         6.7403%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Co. C/O Suntrust                   I         974,825.641         6.0923%
ATTN: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Merrill Lynch Pierce Fenner &                        I         898,204.096         5.6134%
Smith Inc. For the Sole Benefit of Its
Customers
ATTN Service Team
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

Shepherd Center Inc. 2020 Peachtree                  I         885,257.921         5.5325%
Rd NW
Atlanta, GA 30309-1426

                                       56

                      ASTON/VEREDUS AGGRESSIVE GROWTH FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
---------------------------------------            -----    --------------   ----------------
Charles Schwab & Co. Inc Special                     N       1,050,719.929        24.2159%
Custody Acct for Exclusive of
Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

CitiGroup Global Markets Inc 333                     N         448,215.100        10.3300%
West 34th St -- 3rd Floor
New York, NY 10001

National Financial Services Corp (FBO)               N         422,053.311         9.7271%
Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Mac & Co Mutual Fund Ops TC                          N         318,602.995         7.3428%
525 William Penn Place
PO Box 3198
Pittsburgh, PA 15230

Bank of America NA TTEE FBO LaSalle                  I       1,085,466.967        63.8643%
Pension Plan & Trust
PO Box 831575
Dallas, TX 75283-1575

DCGT as TTEE and/or CUST                             I         193,742.121        11.3990%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

Fidelity Investment Institutional Oper               I         115,255.651         6.7812%
Co Inc. FIICO As Agent for Certain
Employee Benefit Plans
100 Magellan Way
Mailzone KW1c
Covington, KY 41015-1987

National Financial Services Corp (FBO)               I          95,001.230         5.5895%
Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

                                       57

                           ASTON/TAMRO SMALL CAP FUND

SHAREHOLDER NAME AND ADDRESS                       CLASS     SHARES OWNED    PERCENT OF CLASS
----------------------------------------------     -----    --------------   ----------------
National Financial Services Corp (FBO)               N       2,906,909.723        25.5147%
Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co. Inc                             N       1,917,440.459        16.8299%
Special Custody Acct for Exclusive
of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Wells Fargo Bank NA FBO                              N         862,180.683         7.5676%
Retirement Plan Services
PO Box 1533
Minneapolis, MN 554808

Wachovia Bank FBO                                    N         765,590.962         6.7198%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-1151

DCGT as TTEE and/or CUST                             N         664,957.382         5.8365%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

Vanguard Fiduciary Trust Co                          N         600,868.850         5.2740%
ABN AMRO Funds
PO Box 2600
ATTN outside Funds
Valley Forge, PA 19482

                                       58

The Northern Trust Co as Trustee FBO                 I       4,328,916.266        21.9376%
Ameron -- DV
PO Box 92994
Chicago, IL 60675-2994

Sheldon & Co C/O National City                       I       4,128,820.700        20.9236%
ATTN Trust Mutual Funds
PO Box 94984
Cleveland, OH 44101-4984

Wachovia Bank FBO                                    I       1,772,243.555         8.9812%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-1151

Merrill Lynch Pierce Fenner & Smith                  I       1,706,494.168         8.6480%
Inc. For the Sole Benefit of Its
Customers
ATTN Service Team
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

DCGT as TTEE and/or CUST                             I       1,075,029.301         5.4479%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

FCCI Insurance Company                               I         990,581.480         5.0200%
ATTN Treasury
6300 University Pkwy
Sarasota FL 34240-8424

                                       59

                      ASTON/RIVER ROAD SMALL CAP VALUE FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
National Financial Services Corp (FBO)
Our Customers                                        N      12,305,386.041        71.2327%
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co. Inc                             N       2,338,327.801        13.5360%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)               I       3,260,024.244        23.2015%
Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co. Inc                             I       2,544,964.712        18.1124%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Minnesota Life                                       I       1,791,293.263        12.7486%
400 Robert St N
Saint Paul, MN 55101-2006

Network Omnibus 1225 West W.T. Harris Blvd           I         813,669.650         5.7909%
Charlotte, NC 28288-1076

Saxon & Co. 8800 Tinicum Blvd                        I         778,799.542         5.5427%
Philadelphia, PA 19153-3198

Mac & Co                                             I         768,741.513         5.4711%
FBO NFL Player/Lipper
Mutual Fund Operations
525 William Penn Place
PO Box 3198
Pittsburgh, PA 15230

Mac & Co                                             I         706,989.182         5.0316%
ATTN Mutual Fund Operations
525 William Penn Place
PO Box 3198
Pittsburgh, PA 15230

                        ASTON/NEPTUNE INTERNATIONAL FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Stuart Bilton                                        N          30,373.667        99.2042%
Barrington, IL 60010-5135

Post & Co C/O The Bank of New York Mellon            I       1,268,996.638        88.6418%
Mutual Funds Reorg Department
PO Box 1066 Wall St Station
New York, NY 10268

State Street Nominees Ltd                            I         152,482.977        10.6512%
Designation 29J3
525 Ferry Rd
Edinburgh, Scotland EH5 2AW

                                       60

                        ASTON/BARINGS INTERNATIONAL FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Strafe & Co FAO                                     I          629,477.263        42.5349%
Credit Suisse Omnibus Mutual Fund
PO Box 160
Westerville, OH 43086

National Financial Services Corp (FBO)              I          475,119.985        32.1047%
Our Customers
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Strafe & Co FAO                                     I          209,433.490        14.1518%
FAO lena Pope Fund Custody
PO Box 160
Westerville, OH 43086

Mitra & Co 11270 West Park Place Suite 400          I          116,405.020         7.8657%
Milwaukee, WI 53224

                      ASTON/FORTIS GLOBAL REAL ESTATE FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Fortis Investment Mgmt USA Inc                      N        1,951,973.600        91.9002%
75 State Street Ste 2700
Boston, MA 02109-1866

Saxon & Co. 8800 Tinicum Blvd                       N          143,562.101         6.7590%
Philadelphia, PA 19153-3198

                           ASTON/SMART PORTFOLIOS FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Charles Schwab & Co. Inc                            N          758,089.734        46.6755%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)              N           736,184.50        45.3268%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

                                       61

                   ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Charles Schwab & Co. Inc                            N          792,267.423        48.0656%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)              N           91,100.010         5.5269
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

                      ASTON/MB ENHANCED EQUITY INCOME FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Charles Schwab & Co. Inc                            N          892,583.470        39.7759%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)              N          596,968.213        26.6025%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Independence Trust Company                          N          383,570.266        17.0929%
325 Bridge Street
Franklin, TN 37064-2609

                                       62

                          ASTON/FORTIS REAL ESTATE FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Charles Schwab & Co. Inc                            N          142,752.851        14.9709%
Special Custody Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Saxon & Co. 8800 Tinicum Blvd                       N          103,328.292        10.8363%
Philadelphia, PA 19153-3198

National Financial Services Corp (FBO)              N           97,831.861        10.2599%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

Ameritrade Inc For the Exclusive Benefit of
our Customers                                       N           72,967.360         7.6523%
PO Box 2226
Omaha, NE 68103-2226

DCGT as TTEE and/or CUST                            N           56,518.614         5.9273%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

Saxon & Co. 8800 Tinicum Blvd                       N           53,916.886         5.6544%
Philadelphia, PA 19153-3198

Bank of America NA TTEE FBO LaSalle                 I        3,549,835.227        92.9575%
Pension Plan & Trust
PO Box 831575
Dallas, TX 75283-1575

State St. Bank & Tr Co FBO ABN AMRO North America   I          262,823.004         6.8824%
Retirement Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                       63

                      ASTON/MONTAG & CALDWELL BALANCED FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
Merrill Lynch Pierce Fenner & Smith Inc.
For the Sole Benefit of Its Customers               N          286,404.730        27.3133%
ATTN Service Team
4800 Deer Lake Dr
East 3rd Fl
Jacksonville, FL 32246

Charles Schwab & Co. Inc Special Custody            N          104,208.111         9.9379%
Acct for Exclusive of Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services Corp (FBO)              I           43,035.324        71.4220%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

PFPC Trust Co CUST FBO James B. Thomas              I            9,193.068        15.2569%
Rollover IRA
Wilmington, DE 19806-1403

DCGT as TTEE and/or CUST                            I            3,916.169         6.4993%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

                               ASTON BALANCED FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
DCGT as TTEE and/or CUST                            N        1,583,980.880        45.8532%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

                                       64

                           ASTON/TCH FIXED INCOME FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
DCGT as TTEE and/or CUST                            N        1,970,933.177        41.2133%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

National Financial Services Corp (FBO)              N          253,769.483         5.3065%
Our Customers
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

National Financial Services Corp (FBO)
Our Customers                                       I        1,501,009.070        53.2107%
ATTN Mutual Funds
Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

DCGT as TTEE and/or CUST                            I        1,116,027.608        39.5631%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

Wells Fargo Bank NA FBO                             I          168,266.265         5.9650%
PO Box 1533
Minneapolis, MN 55480

                     ASTON/FORTIS INVESTOR MONEY MARKET FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----   --------------   ----------------
DCGT as TTEE and/or CUST                            N        2,536,309.700         7.8382%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

Principal Trust Company FBO Def Comp of Isle of     N        2,256,915.220         6.9748%
Capri Casino
ATTN Susan Saggione
1013 Center Road
Wilmington, DE 19805

                       FORTIS TAX-EXEMPT MONEY MARKET FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----  ---------------   ----------------
PFPC Trust Co CUST                                  S          158,984.490        56.9177%
Rollover IRA
FBO Nancy Moore
Warwick, NY 10990

Bruce Crown TTEE Bruce A. Crown Grantors Trust      S           63,993.170        22.9101%
Chicago, IL 60610-4466

PFPC Trust Co CUST IRA FBO Andrew R. Gelman         S           19,263.760         6.8966%
Chicago, IL 60637-1717

Laba & Co                                           I      120,498,942.850        95.6090%
ATTN Mutual Funds Operations
135 South LaSalle Street
Chicago, IL 60603

                                       65

                       FORTIS GOVERNMENT MONEY MARKET FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----  ----------------  ----------------
National Financial Services Corp (FBO)
Our Customers                                       S           200,996.640        18.1015%
ATTN Mutual Funds Department 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281

PFPC Trust Co CUST FBO Jennifer F. Brawley          S           185,382.580        16.6953%
IRA Rollover
Claremont, CA 91711-4716

PFPC Trust Co CUST FBO Deborah S. Smith             S           169,286.770        15.2458%
IRA Rollover
Charlotte, NC 28214

Catholic Social Services of St. Clair County        S           114,280.040        10.2919%
2601 13th Street
Port Huron, MI 48060-6593

PFPC Trust Co CUST FBO Robert J. Milonas            S            84,820.060         7.6388%
Rollover IRA
Saint Louis, MO 63123-4841

Laba & Co                                           I       279,442,238.130        85.4825%
ATTN Mutual Funds Operations
135 South LaSalle Street
Chicago, IL 60603

DCGT as TTEE and/or CUST                            I        31,189,078.330         9.5409%
FBO Various Qualified Plans
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50303

                                       66

                        FORTIS TREASURY MONEY MARKET FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS    SHARES OWNED    PERCENT OF CLASS
-------------------------------------------------   -----  ----------------  ----------------
NASR Enterprise LLC 2562 Silver State Parkway       S           427,524.400        48.2764%
Suite F2
Minden, NV 89423-8937

PFPC Trust Co CUST Rollover IRA                     S           107,905.860        12.1848%
FBO Timothy M. Redmon
Willow Springs, IL 60480

PFPC Trust Co CUST                                  S            84,250.580         9.5137%
FBO Robert J Milonas
Rollover IRA
Saint Louis, MO 63123-4841

Laba & Co                                           I       134,639,318.910        99.4969%
ATTN Mutual Funds Operations
Omnibus Account
135 South LaSalle Street
Chicago, IL 60603

                  FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND

SHAREHOLDER NAME AND ADDRESS                        CLASS      SHARES OWNED     PERCENT OF CLASS
-------------------------------------------------   -----   -----------------   ----------------
Laba & Co                                           Y       1,096,889,910.530        65.0085%
ATTN Mutual Funds Operations
135 South LaSalle Street
Chicago, IL 60603

Mellon Bank                                         Y         208,932,842.800        12.3827%
ATTN Pamela Palmer
One Mellon Bank Center 4th Floor
Pittsburgh, PA 15258-0001

M&I Trust Maril & Co ABN AMRO Inv Trust             Y         172,060,546.230        10.1974%
ATTN ACM Department
11270 W Park Place, Suite 400
Milwaukee, WI 53224-3625

Mellon Financial Markets LLC FBO United
Health Group                                        Y          85,080,552.410         5.0424%
One Mellon Center
500 Grant Street, Suite 0475
Pittsburgh, PA 15258-0001

Equipment Financing & Leasing Corporation           YS          1,299,039.840        17.6950%
2005 Hamlin Road, Suite 200
Rochester Hills, MI 48309-3380

Michigan Soft Drink Association                     YS            987,149.540        13.4466%
124 West Allegan Street, Suite 634
Lansing, MI 48933-1707

Laba & Co                                           YS            458,432.430         6.2446%
ATTN Mutual Funds Operations
135 South LaSalle Street
Chicago, IL 60603

Christ Church                                       YS            401,136.690         5.4641%
2500 Breton Road SE
Grand Rapids, MI 49546-5630

Chain -SYS Corporation                              YS            384,414.900         5.2364%
8530 Ember Glen Pass
Lansing, MI 48917-8844

                                       67

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISERS

      As described in the prospectuses, the Trust employs Aston Asset Management
LLC ("Aston" or the "Investment Adviser") to manage the investment and reinvestment of the assets of the Funds (except the Fortis Money Market Funds)
and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated November 30, 2006. Aston has engaged various subadvisers to manage the day-to-day operations of the
Funds.

      The advisory services provided by the Investment Adviser for each Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the Prospectuses.

      Aston, a majority owned subsidiary of Highbury Financial Inc.
("Highbury"), was formed in April 2006 for the purpose of acquiring the U.S.
mutual fund and separately managed account business of ABN AMRO Asset
Management, Inc. and its affiliates as part of an asset purchase agreement dated
April 20, 2006 (the "Strategic Transaction"). Aston is located at 120 N. LaSalle
Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2008, Aston had
approximately $3.4 billion in assets under management.

      Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury's registration statement for its initial public offering of its common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.

      For the services provided and the expenses assumed pursuant to the
Investment Advisory Agreement with Aston, Aston receives a fee based on each
Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                       68

                                                                                       GROSS ADVISORY FEE
                                                                                     (AS A % OF AVERAGE DAILY
                                                                                               NET
FUND                                                                                          ASSETS)
--------------------------------------------------------------------------------   --------------------------------
                                                                                   0.80% for the first $800 million
   Aston/Montag & Caldwell Growth                                                     0.60% over $800 million
   Aston/Veredus Select Growth                                                                0.80%
Aston Growth                                                                                  0.70%
Aston/Optimum Large Cap Opportunity                                                           0.80%
Aston Value                                                                                   0.80%
Aston/TAMRO All Cap                                                                           0.80%
   Aston/River Road Dividend All Cap Value                                                    0.70%
                                                                                   0.80% for the first $100 million
                                                                                     0.75% for next $300 million
   Aston/Optimum Mid Cap                                                               0.70% over $400 million
   Aston/Montag & Caldwell Mid Cap Growth                                                     0.85%
Aston/Cardinal Mid Cap Value                                                                  0.90%
Aston/River Road Small-Mid Cap                                                                1.00%
Aston/Veredus Aggressive Growth                                                               1.00%
Aston/TAMRO Small Cap                                                                         0.90%
Aston/River Road Small Cap Value                                                              0.90%
Aston/Neptune International Fund                                                              1.00%
Aston/Barings International                                                                   1.00%
Aston/Fortis Global Real Estate                                                               1.00%
Aston/Smart Portfolios                                                                        0.80%
Aston/New Century Absolute Return ETF*                                                        1.00%
Aston/MB Enhanced Equity Income                                                               0.70%
Aston/Fortis Real Estate                                                                      1.00%
Aston/Montag & Caldwell Balanced                                                              0.75%
Aston Balanced                                                                                0.70%
Aston/TCH Fixed Income                                                                        0.55%

----------
*     The subadviser has agreed that for the period from the Fund's commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15%. For the period ended
      December 31, 2008, the Fund's total return was less than zero, therefore the adviser will reduce its advisory fee to 0.15% for the 2009 calendar year.

      Fortis Investment Management USA, Inc. ("FIM," "Investment Adviser" or
collectively with Aston, the "Investment Advisers") serves as the investment adviser for the Fortis Money Market Funds. FIM is located at 75 State Street,
Boston, Massachusetts 02109. Prior to August 1, 2008, ABN AMRO Asset Management,
Inc. ("AAAM") or its predecessors served as the investment adviser to each
Fortis Money Market Fund since its inception. On August 1, 2008, AAAM was merged into FIM and FIM became the Money Market Funds' adviser, which was the final stage of a series of transactions in connection with the completion of a tender offer for substantially all of the shares of ABN AMRO Holdings N.V., AAAM's ultimate parent company, by a consortium including Fortis N.V. In October 2008,
Fortis SA/NV and Fortis NV ("Fortis"), the ultimate parent companies of Fortis
Bank SA/NV ("Fortis Bank"), announced that the Belgian government had acquired substantially all of the outstanding capital and voting rights of Fortis Bank
(the "Nationalization").

     Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank pending a sale to a private buyer. Fortis Bank and its affiliates subsequently announced a transaction in which BNP Paribas SA would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank. The BNP Paribas transaction is subject to legal challenges and numerous closing conditions, and remains pending as of the date of this SAI.

                                       69

      For the services provided and the expenses assumed pursuant to the investment advisory agreement between the Fortis Money Market Funds and FIM, FIM receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                                                            GROSS ADVISORY FEE
                                                                            (AS A % OF AVERAGE
FUND                                                                         DAILY NET ASSETS)
---------------------------------------------------------------------       -------------------
    Aston/Fortis Investor Money Market                                             0.40%
    Fortis Government Money Market                                                 0.20%
Fortis Tax-Exempt Money Market                                                     0.35%
Fortis Treasury Money Market                                                       0.35%
Fortis Institutional Prime Money Market                                            0.10%

      Aston has entered into an Expense Limitation Agreement with the Trust, on behalf of each Fund, through February 28, 2010, for the following Funds:

FUND                                                                     CLASS I    CLASS N
---------------------------------------------------------------------    -------    -------
    Aston/Veredus Select Growth Fund                                      1.05%      1.30%
Aston/TAMRO All Cap Fund                                                    --       1.20%
Aston Value Fund                                                          0.82%      1.07%
Aston/River Road Dividend All Cap Value Fund                              1.05%      1.30%
Aston/Optimum Mid Cap Fund                                                1.15%      1.40%
Aston/Veredus Aggressive Growth Fund                                      1.24%      1.49%
    Aston/River Road Small Cap Value Fund                                 1.25%      1.50%
    Aston/Fortis Real Estate Fund                                         1.12%      1.37%
Aston/TCH Fixed Income Fund                                               0.49%      0.74%

      Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of each Fund, through February 28, 2010, for the following Funds:

FUND                                                                     CLASS I    CLASS N
---------------------------------------------------------------------    -------    -------
Aston/Optimum Large Cap Opportunity Fund                                    --       1.40%
Aston/Montag & Caldwell Mid Cap Growth Fund                                 --       1.40%
Aston/Cardinal Mid Cap Value Fund                                           --       1.40%
Aston/River Road Small-Mid Cap Fund                                       1.25%      1.50%
Aston/Neptune International Fund                                          1.02%      1.27%
Aston/Barings International Fund                                          1.25%        --
Aston/Fortis Global Real Estate Fund                                        --       1.50%
Aston/Smart Portfolios Fund                                                 --       1.30%
Aston/New Century Absolute Return ETF Fund                                  --       1.50%
Aston/MB Enhanced Equity Income Fund                                        --       1.10%

      In connection with the Expense Reimbursement Agreement for each Fund (and its related classes) listed above, each Fund has agreed that during any of the first three years subsequent to a Fund's commencement of operations for a period of up to three years from the date following any waiver or reimbursement by
Aston to repay such amount to the extent that the Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

                                       70

      FIM has entered into an Expense Limitation Agreement with the Trust, through February 28, 2010 for the following Funds:

FUND                                                                     CLASS I    CLASS S
---------------------------------------------------------------------    -------    -------
    Fortis Government Money Market Fund                                   0.31%       0.63%
Fortis Tax-Exempt Money Market Fund                                       0.33%       0.58%
Fortis Treasury Money Market Fund                                         0.36%       0.61%

      Aston may from time to time voluntarily waive a portion of its advisory fees with respect to the Funds and/or reimburse a portion of the Funds'
expenses. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense.
Aston may terminate such voluntary waivers/reimbursements at any time. Aston has agreed to voluntarily waive management fees and/or reimburse expenses for the following funds:

FUND                                                                     CLASS I    CLASS N
---------------------------------------------------------------------    -------    -------
Aston/Montag& Caldwell Balanced Fund                                       1.10%      1.35%
Aston Value Fund                                                           0.82%      1.07%
Aston/Barings International Fund                                           1.15%        --
Aston Balanced Fund                                                          --       1.50%

                                       71

The investment advisory fees earned and waived by the investment adviser for each Fund for the fiscal years ended October 31, 2008, October 31, 2007 and
October 31, 2006 as well as any fees waived or expenses reimbursed, are set forth below.

Fiscal year ended October 31, 2008

                                                     GROSS
                                                    ADVISORY                    NET ADVISORY
                                                   FEES EARNED     WAIVED      FEES AFTER FEE    REIMBURSED
FUND                                               BY ADVISERS      FEES           WAIVERS        EXPENSES
-----------------------------------------------   ------------   -----------   --------------   ------------
Aston/Montag & Caldwell Growth Fund               $-12,363,067   $        --   $  -12,363,067   $         --
Aston/Veredus Select Growth Fund                      -725,571      -(31,940)        -693,631             --
Aston Growth Fund                                   -2,075,514      -(16,524)      -2,058,990             --
Aston/Optimum Large Cap Opportunity Fund              -124,154     -(119,883)          -4,271             --
Aston Value Fund                                    -2,531,877     -(522,630)      -2,009,247             --
Aston/TAMRO All Cap Fund                              -100,042      -(85,322)         -14,720             --
Aston/River Road Dividend All Cap Value Fund          -309,748      -(23,150)        -286,598             --
Aston/Optimum Mid Cap Fund                          -6,546,722            --       -6,546,722             --
Aston/Montag & Caldwell Mid Cap Growth Fund(1)         -19,097      -(19,097)              --       -(79,711)
Aston/Cardinal Mid Cap Value Fund(1)                    -9,463       -(9,463)              --       -(93,601)
Aston/River Road Small-Mid Cap Fund                   -783,304      -(44,979)        -738,325             --
Aston/Veredus Aggressive Growth Fund                -1,347,936      -(72,302)      -1,275,634             --
Aston/TAMRO Small Cap Fund                          -3,336,623      -(69,983)      -3,266,640             --
Aston/River Road Small Cap Value Fund               -2,546,901            --       -2,546,901             --
Aston/Barings International Fund(1)                    -62,915      -(62,915)              --      -(111,373)
Aston/Neptune International Fund                       -91,726      -(91,726)              --       -(89,973)
Aston/Fortis Global Real Estate Fund                  -175,972     -(133,031)         -42,941             --
Aston/Smart Portfolios Fund(2)                         -22,154      -(22,154)              --       -(83,175)
Aston/New Century Absolute Return ETF Fund(3,5)        -42,774      -(42,774)              --       -(54,309)
Aston/MB Enhanced Equity Income Fund(4)                -69,706      -(69,706)              --       -(58,235)
Aston/Fortis Real Estate Fund                         -555,268     -(111,488)        -443,780             --
Aston/Montag & Caldwell Balanced Fund                 -138,320      -(72,576)         -65,744             --
Aston Balanced Fund                                   -184,165            --         -184,165             --
Aston/TCH Fixed Income Fund                           -461,420     -(346,661)        -114,759             --
Aston/Fortis Investor Money Market Fund               -136,939            --         -139,939             --
Fortis Government Money Market Fund                   -731,241      -(16,360)        -714,881             --(9)
Fortis Tax-Exempt Money Market Fund                   -919,145     -(404,473)        -514,672             --
Fortis Treasury Money Market Fund                     -721,879     -(359,011)        -362,868       -(16,461)
Fortis Institutional Prime Money Market Fund        -1,889,085            --       -1,889,085             --

----------
(1)   Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value
      Fund and Aston/Barings International Fund commenced operations on November
      2, 2007.

(2)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(4)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

                                       72

Fiscal year ended October 31, 2007

                                                     GROSS
                                                  ADVISORY FEES                   NET ADVISORY
                                                    EARNED BY        WAIVED      FEES AFTER FEE    REIMBURSED
                   FUND                             ADVISERS          FEES           WAIVERS        EXPENSES
-----------------------------------------------   -------------   ------------   --------------   ------------
Aston/Montag & Caldwell Growth Fund(1)            $  13,171,967   $         --   $   13,171,967   $         --
Aston Growth Fund(1)                                  4,537,408             --        4,537,408             --
Aston/Veredus Select Growth Fund(1)                     328,522        (90,594)         237,928             --

Aston/Optimum Large Cap Opportunity Fund(2)              95,238        (95,238)              --        (44,354)
Aston/TAMRO All Cap Fund(1)                             125,112        (84,623)          40,489             --
Aston Value Fund(1)                                   3,150,174       (872,218)       2,277,956             --

Aston/River Road Dividend All Cap Value Fund(1)         234,559        (76,712)         158,387             --
Aston/Optimum Mid Cap Fund                            5,905,944             --        5,905,944             --
Aston/River Road Small-Mid Cap Fund(3)                   63,321        (63,321)              --        (35,205)
Aston/Veredus Aggressive Growth Fund(1)               2,957,861             --        2,957,861             --
Aston/TAMRO Small Cap Fund(1)                         3,114,389       (108,979)       3,005,410             --
Aston/River Road Small Cap Value Fund(1)              2,856,920             --        2,856,920             --
Aston/Fortis Real Estate Fund(1)                      1,118,165        (96,979)       1,021,186             --

Aston/Fortis Global Real Estate Fund(4)                  49,993        (42,416)           7,577             --
Aston/Neptune International Fund(4)                       4,613         (4,613)              --        (43,689)
Aston/Montag & Caldwell Balanced Fund(1)                165,101        (79,957)          85,144             --
Aston Balanced Fund(1)                                  298,963             --          298,963             --
Aston/TCH Fixed Income Fund(1)                          552,489       (312,985)         239,504             --

Aston/Fortis Investor Money Market Fund                 242,791             --          242,791             --

Fortis Government Money Market Fund                     928,819             --          928,819             --

Fortis Tax-Exempt Money Market Fund                     997,521       (420,297)         577,224             --
Fortis Treasury Money Market Fund                       364,275       (227,321)         136,954             --
Fortis Institutional Prime Money Market Fund          2,347,423             --        2,347,423             --

----------
(1)   Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment adviser to the Fund.

(2)   The Aston/Optimum Large Cap Opportunity Fund commenced operations on
      December 28, 2006.

(3)   The Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

(4)   The Aston/Fortis Global Real Estate Fund and Aston/Neptune International
      Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

                                       73

Fiscal year ended October 31, 2006

                                                       GROSS
                                                     ADVISORY                        NET ADVISORY
                                                    FEES EARNED        WAIVED       FEES AFTER FEE     REIMBURSED
                   FUND                             BY ADVISERS         FEES            WAIVERS         EXPENSES
-----------------------------------------------   -------------      ----------     ---------------    -----------
Aston/Montag & Caldwell Growth Fund(1)            $ 15,701,539       $       --     $ 15,701,539         $ --
Aston Growth Fund(1)                                 7,425,844               --        7,425,844           --
Aston/Veredus Select Growth Fund(1)                    212,039         (117,947)          94,092           --
Aston/TAMRO All Cap Fund(1)                            153,760          (63,426)          90,334           --
Aston Value Fund(1),(2)                              2,559,423         (708,841)       1,850,582           --
Aston/River Road Dividend All Cap
Value Fund(1)                                           53,131          (53,131)              --      (36,432)
Aston/Optimum Mid Cap Fund                           4,870,333               --        4,870,333           --
Aston/TAMRO Small Cap Fund(1)                        1,668,134         (220,883)       1,447,251           --
Aston/River Road Small Cap Value Fund(1)               399,699         (157,761)         241,938           --
Aston/Fortis Real Estate Fund(1),(2)                 1,025,806          (94,064)         931,742           --
Aston/Veredus Aggressive Growth Fund(1)              6,741,085               --        6,741,085           --
Aston/Montag & Caldwell Balanced Fund(1)               370,227               --          370,227           --
Aston Balanced Fund(1)                                 634,456               --          634,456           --
Aston/TCH Fixed Income Fund(1)                         892,032         (353,812)         538,220           --

Aston/Fortis Investor Money Market Fund                399,969               --          399,969           --
Fortis Government Money Market Fund                    982,518               --          982,518           --
Fortis Tax-Exempt Money Market Fund                  1,030,909         (382,909)         648,000           --

Fortis Treasury Money Market Fund                      596,285         (221,478)         374,807           --
Fortis Institutional Prime Money Market Fund         2,486,473               --        2,486,473           --

----------
(1)   Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, a predecessor served as investment adviser to the Fund.

(2)   Prior to January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC")
      was the investment adviser to Aston Value Fund and Aston/Fortis Real
      Estate Fund. On January 1, 2006, AAAM LLC merged into AAAM. From January
      1, 2006 until November 30, 2006, AAAM assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with the Funds and related
      Sub-Investment Advisory agreements and became the Funds' Investment
      Adviser.

      Under the Investment Advisory Agreement and the investment advisory agreements between FIM and the Trust on behalf of each of Aston/Fortis Investor
Money Market Fund, Fortis Government Money Market Fund, Fortis Tax-Exempt Money
Market Fund, Fortis Treasury Money Market Fund and Fortis Institutional Prime
Money Market Fund (the "Investment Advisory Agreements"), the Investment Adviser
is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the
Investment Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Investment Advisory Agreements between the Trust and Aston are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days' written notice to Aston. The Investment
Advisory Agreements between the Trust and FIM are terminable with respect to a
Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 10 days' written notice to FIM. Aston or Fortis may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. The
Investment Advisory Agreements terminate automatically in the event of their assignment.

                                       74

      Under the Investment Advisory Agreements, each investment adviser shall:
(i) manage the investment and reinvestment of the assets of the Funds, (ii)
continuously review, supervise and administer the investment program of the
Funds, (iii) determine in its discretion, the assets to be held uninvested, (iv)
provide the Trust with records concerning the Investment Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Investment
Adviser's discharge of the foregoing responsibilities. Each Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the
Trust's officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's then effective prospectuses and SAI.

      The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a)
by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the
Fund or (b) by the shareholders of the Fund or the Board of Trustees.

      The Investment Advisory Agreement with Aston also provides that Aston shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadviser so selected pursuant to a "manager of managers"
structure. Under this structure, Aston also has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the Sub-Investment Advisory Agreements subject to approval of the Board of Trustees, but not shareholder approval.

      As described above, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the Subadviser(s)
of each Fund. Fees paid to a Subadviser of a Fund with multiple Subadvisers will depend upon the fee rate negotiated with Aston and upon the percentage of the
Fund's assets allocated to that Subadviser by Aston. Because Aston will pay each
Subadviser's fees out of its own fees from the Funds, there will not be any
"duplication" of advisory fees paid by the Funds.

THE SUBADVISERS

      On November 30, 2006, Aston entered into Sub-Investment Advisory
Agreements with MFS Institutional Advisors Inc. ("MFS") (on behalf of Aston
Value Fund) and Optimum Investment Advisors, LLC ("Optimum") (on behalf of
Aston/Optimum Mid Cap Fund). On December 26, 2006, Aston entered into a
Sub-Investment Advisory Agreement with Optimum on behalf of Aston/Optimum Large
Cap Opportunity Fund. On June 30, 2007, Aston entered into a new subadvisory agreement with Tasho Investment, LLC (on behalf of Aston/TAMRO All Cap Fund and
Aston/TAMRO Small Cap Fund.) On July 20, 2007, Aston entered into a
Sub-Investment Advisory Agreement with Neptune Investment Management Limited
("Neptune") on behalf of Aston/Neptune International Fund. On October 17, 2007,
Aston entered into Sub-Investment Advisory Agreements with FIM (on behalf of
Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate Fund); Montag
& Caldwell, Inc. ("Montag & Caldwell") (on behalf of Aston/Montag & Caldwell
Growth Fund and Aston/Montag & Caldwell Balanced Fund); Veredus Asset Management
LLC ("Veredus") (on behalf of Aston/Veredus Aggressive Growth Fund and
Aston/Veredus Select Growth Fund); River Road Asset Management, LLC ("River
Road") (on behalf of Aston/River Road Dividend All Cap Value Fund, Aston/River
Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund. As of
November 1, 2007, Aston entered into Sub-

                                       75

Investment Advisory Agreements with Baring International Investment Limited
("Barings") (on behalf of Aston/Barings International Fund), Cardinal Capital
Management, L.L.C. ("Cardinal") (on behalf of Aston/Cardinal Mid Cap Value Fund)
and Montag & Caldwell (on behalf of Aston/Montag & Caldwell Mid Cap Growth
Fund). On January 1, 2008, Aston entered into a Sub-Investment Advisory
Agreement with Montag & Caldwell on behalf of Aston Growth Fund and the equity portion of Aston Balanced Fund. On January 7, 2008, Aston entered into a
Sub-Investment Advisory Agreement with Smart Portfolios, LLC ("Smart") on behalf of Aston/Smart Portfolios Fund. On January 9, 2008, Aston entered into a
Sub-Investment Advisory Agreement with MB Investment Partners, Inc. ("MB") on behalf of Aston/MB Enhanced Equity Income Fund. On February 29, 2008, Aston
entered into a Sub-Investment Advisory Agreement with New Century Capital
Management, LLC ("New Century") on behalf of Aston/New Century Absolute Return
ETF Fund. On December 3, 2008 Aston entered into a Sub-Investment Advisory
Agreement with Taplin, Canida and Habacht, LLC ("TCH") (on behalf of Aston/TCH
Fixed Income Fund and the fixed income portion of Aston Balanced Fund).

      Under each Sub-Investment Advisory Agreement, each Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund's securities, subject to the general oversight of the
Board of Trustees of the Trust and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, a Subadviser may, in its discretion and from time to time, waive a portion of its fee.

      Each Sub-Investment Advisory Agreement provides that neither a Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by a Subadviser of its duties under the
Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the
Sub-Investment Advisory Agreement. Each of the Sub-Investment Advisory
Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

      For the services provided pursuant to the Sub-Investment Advisory
Agreements, the Investment Adviser pays each Subadviser a fee computed daily and payable monthly, as described below. In addition, under certain circumstances, a
Subadviser may be obligated to pay Aston in the event the formula below results in a negative amount.

                                       76

                    FUND                                                              SUB-INVESTMENT ADVISORY FEE
-------------------------------------------------------                ---------------------------------------------------------
Aston/Montag & Caldwell Growth Fund                                                    50% of: Advisory Fee Less
                                                                       Expense Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Veredus Select Growth Fund                                                       50% of: Advisory Fee Less
                                                                       Expense Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston Growth Fund                                                                  50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Optimum Large Cap Opportunity Fund                                           50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston Value Fund                                                                       0.40% of 1st $125 million
                                                                                        0.30% over $125 million

Aston/TAMRO All Cap Fund                                                           50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/River Road Dividend All Cap Value Fund                                       50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Optimum Mid Cap Fund                                                          0.30% for the first $100 million
                                                                                    0.25% for the next $300 million
                                                                                    0.20% for the next $400 million
                                                                                         0.30% over $1 billion

Aston/Montag & Caldwell Mid Cap Growth Fund                                        50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Cardinal Mid Cap Value Fund                                                  50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/River Road Small-Mid Cap Fund                                                50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Veredus Aggressive Growth Fund                                               50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries
Aston/TAMRO Small Cap Fund*                                                        50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

                                       77

Aston/River Road Small Cap Value Fund                                              50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Barings International Fund                                                   50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Neptune International Fund                                                   50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Fortis Global Real Estate Fund                                               50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                   Intermediaries (the "Base Fee Rate"), subject to the Adjusted Fee
                                                                                          Rate discussed below

Aston/Smart Portfolios Fund                                                        50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/New Century Absolute Return ETF Fund**                                       50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/MB Enhanced Equity Income Fund                                               50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Fortis Real Estate Fund                                                      50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/Montag & Caldwell Balanced Fund                                              50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston Balanced Fund                                                                50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

Aston/TCH Fixed Income Fund                                                        50% of: Advisory Fee Less Expense
                                                                           Waivers/Reimbursements and Payments to Third-Party
                                                                                             Intermediaries

----------
*     As of October 1, 2008, the calculation of the sub-investment advisory fee payable to the subadviser for the Aston/TAMRO Small Cap Fund varies based upon the level of average monthly net assets which determines the percentage of Payments to Third Party Intermediaries borne by the subadviser.

**    The subadviser has agreed that for the period from the Aston/New Century
      Absolute Return ETF Fund's commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if any such period the fund has a total return
      (before taxes) of less than zero, then the subaviser will waive its fee in its entirety for the next succeeding calendar year. For the period ending
      December 31, 2008, the Fund has a total return of less than zero. For calendar year 2009, the subadviser is waiving its fee.

      With respect to FIM, if the value of assets allocated to FIM with respect to the Aston/Fortis Global Real Estate Fund is greater than $25 million as of the calculation date, the fee payable to the

                                       78

Subadviser shall be the higher of the Base Fee Rate or the Adjusted Fee Rate.
The Adjusted Fee Rate shall mean the average daily net assets of the assets managed by FIM during the period multiplied by an annual rate calculated as follows:

                  ASSETS                                                            ANNUAL RATE
Up to $25 million                                                                       .00%

Greater than $25 million and up to $50 million                                          .25%

Greater than $50 million and up to $100 million                                         .35%

Greater than $100 million                                                               .50%

      FORTIS INVESTMENT MANAGEMENT USA, INC.

      Fortis Investment Management USA, Inc., 75 State Street, Boston,
Massachusetts 02109, is the sub-investment adviser to Aston/Fortis Global Real
Estate Fund and Aston/Fortis Real Estate Fund. FIM is a wholly-owned indirect subsidiary of Fortis Bank.

      The table below shows other accounts for which the portfolio managers of each Fund are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

                                                                              NUMBER OF
                                                                              ACCOUNTS         ASSETS
                                                                            MANAGED WITH    MANAGED WITH
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                                  ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                                   MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                                  ---------  ------------   ------------    ------------
JOSEPH PAVNICA(1)
Registered Investment Companies                       0             N/A          0              N/A
Other Pooled Investment Vehicles                      8        $    934          0              N/A
Other Accounts                                        9        $  1,313          0              N/A

MENNO SLOTERDIDJK(1)
Registered Investment Companies                       0             N/A          0              N/A
Other Pooled Investment Vehicles                     10        $  1,536          0              N/A
Other Accounts                                        9        $  1,313          0              N/A

MATTHEW HOULT(1)
Registered Investment Companies                       0             N/A          0              N/A
Other Pooled Investment Vehicles                     11        $  1,270          0              N/A
Other Accounts                                       10        $  1,320          0              N/A

JAMES HARDMAN(1)
Registered Investment Companies                       0             N/A          0              N/A
Other Pooled Investment Vehicles                      8        $    934          0              N/A
Other Accounts                                        9        $  1,313          0              N/A

----------
(1)   Mr. Pavnica and Mr. Hardman are responsible for the management of
      Aston/Fortis Real Estate Fund; Messrs. Pavnica, Sloterdijk and Hoult are
      jointly responsible for the management of Aston/Fortis Global Real Estate
      Fund.

                                       79

      Compensation. The portfolio managers and analysts total compensation consists of 1) a competitive base salary 2) an annual discretionary performance-based cash bonus and 3) the eligibility to receive a deferred bonus award.

      Base salaries are reviewed annually against peer data from several market compensation survey firms and through other sources e.g. headhunters and industry compensation meetings to assure competitiveness. The discretionary cash bonus awards are based on individual performance, and relevant market bonus levels for the role. If awarded, the cash bonus award for the portfolio manager is based on performance objectives relevant to the portfolio manager's position and is primarily rewarded on the excess return their portfolios generate versus peer performance and the relevant benchmark. Awards under the deferred bonus plan are granted to the top and key employees within Fortis Investments annually.

      Other bonus criteria may include participation in portfolio company off-sites and conference calls, publishing research, marketing activities, budget management, as well as overall firm profitability.

      Compensation is not based on the value of assets held in the Fund's portfolio.

      Material Conflicts of Interest. The portfolio managers for each Fund above manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Fortis Investments has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

                                       80

MONTAG & CALDWELL, INC.

      Montag & Caldwell is the Subadviser for Aston/Montag & Caldwell Growth
Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Montag & Caldwell
Balanced Fund, Aston Growth Fund and the equity portion of Aston Balanced Fund.
Montag & Caldwell is located at 3455 Peachtree Road NE, Suite 1200, Atlanta,
Georgia 30326. Montag & Caldwell is a wholly-owned indirect subsidiary of Fortis
Bank.

      The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                              NUMBER OF        ASSETS
                                                                              ACCOUNTS      MANAGED WITH
                                                                            MANAGED WITH    ADVISORY FEE
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE      BASED ON
                                                  ACCOUNTS    MANAGED (IN     BASED ON       PERFORMANCE
                                                   MANAGED     MILLIONS)     PERFORMANCE    (IN MILLIONS)
                                                  ---------  ------------   ------------    -------------
RONALD E. CANAKARIS, CFA(1)
Registered Investment Companies                       1        $ 316             0              N/A
Other Pooled Investment Vehicles                      0          N/A             0              N/A
Other Accounts                                        7        $ 946             0              N/A

M. SCOTT THOMPSON, CFA(1)
Registered Investment Companies                       0          N/A             0              N/A
Other Pooled Investment Vehicles                      0          N/A             0              N/A
Other Accounts                                        0          N/A             0              N/A

ANDREW W. JUNG, CFA(1)
Registered Investment Companies                       0          N/A             0              N/A
Other Pooled Investment Vehicles                      0          N/A             0              N/A
Other Accounts                                        0          N/A             0              N/A

----------
(1)   Mr. Canakaris is responsible for the management of the Aston/Montag &
      Caldwell Growth Fund, Aston Growth Fund, Aston/Montag & Caldwell Balanced
      Fund and Aston Balanced Fund (Equity Portion); Messrs. Thompson and Jung
      are jointly responsible for the management of the Aston/Montag & Caldwell
      Mid Cap Growth Fund.

      Compensation. Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary. Compensation is determined by the Executive Committee, which is comprised of Montag & Caldwell's Chairman/President and Chief Executive
Officer, and is based on the success of the firm in achieving clients'
investment objectives and providing excellent client service. The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers' compensation include a 401(k) savings and profit sharing plan. Incentive compensation is not based on performance or the value of assets held in any Fund's portfolio.

      Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

      Material Conflicts of Interest. The portfolio managers for the Funds manage multiple accounts following Montag & Caldwell's large cap growth, mid cap growth and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Some overlap in holdings

                                       81

may exist between Montag & Caldwell's mid cap growth stratety and its large cap growth strategy. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

      TAMRO CAPITAL PARTNERS, LLC

      TAMRO Capital Partners, LLC ("TAMRO") is the Subadviser for Aston/TAMRO
All Cap Fund and Aston/TAMRO Small Cap Fund. TAMRO is located at 1660 Duke
Street, Alexandria, Virginia 22314. TAMRO is majority-owned by the principals of the firm.

      The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                              NUMBER OF        ASSETS
                                                                              ACCOUNTS      MANAGED WITH
                                                                            MANAGED WITH    ADVISORY FEE
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE      BASED ON
                                                  ACCOUNTS    MANAGED (IN     BASED ON       PERFORMANCE
                                                   MANAGED     MILLIONS)     PERFORMANCE    (IN MILLIONS)
                                                  ---------  ------------   ------------    ------------
PHILIP D. TASHO, CFA
Registered Investment Companies                        2       $  115.4          0              N/A
Other Pooled
Investment Vehicles                                    2       $   19.2          0              N/A
Other Accounts                                       139       $  264.1          0              N/A

      Compensation. Compensation for the portfolio manager has three components:
base salary, performance incentive and profit sharing through equity ownership.
The performance incentive is based on an average of the investment performance of the manager's two strategies (small cap and all cap) relative to peer performance and the relevant benchmarks. A 25% weighting is applied to the one-year return and a 75% weighting is applied to the three-year return. The relevant benchmarks for the manager's two strategies are the Russell 2000 Index and Russell 3000 Index, respectively. Full performance incentive is awarded for top quartile performance; no incentive payment is given for below median performance and incentive awards are interpolated for performance between the median and the 25th percentile. As an equity owner in the firm, the portfolio manager will receive his proportionate share of the profits of the firm. Firm profitability is driven by assets under management which in turn is driven by investment performance. TAMRO has identified a maximum amount of assets to be managed in the small cap strategy.

      Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. TAMRO has adopted policies and procedures that it believes address the

                                       82

conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

      VEREDUS ASSET MANAGEMENT LLC

      Veredus is the Subadviser for Aston/Veredus Aggressive Growth Fund and
Aston/Veredus Select Growth Fund. Veredus is located at One Paragon Center, 6060
Dutchmans Lane, Louisville, Kentucky 40205. B. Anthony Weber is the majority shareholder of the firm.

      The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

                                                                              NUMBER OF        ASSETS
                                                                              ACCOUNTS      MANAGED WITH
                                                                            MANAGED WITH    ADVISORY FEE
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE      BASED ON
                                                  ACCOUNTS    MANAGED (IN     BASED ON       PERFORMANCE
                                                   MANAGED     MILLIONS)     PERFORMANCE    (IN MILLIONS)
                                                  ---------  ------------   ------------    ------------
B. ANTHONY WEBER(1)
Registered Investment Companies                       0            N/A           0              N/A
Other Pooled Investment Vehicles                      1         $    5           1              $5
Other Accounts                                        9         $  297           0              N/A

MICHAEL E. JOHNSON CFA(1)
Registered Investment Companies                       0            N/A           0              N/A
Other Pooled Investment Vehicles                      1         $    5           1              $5
Other Accounts                                        9         $  297           0              N/A

CHARLES F. MERCER, JR. CFA(1)
Registered Investment Companies                       0            N/A           0              N/A
Other Pooled Investment Vehicles                      1         $    5           1              $5
Other Accounts                                        9         $  297           0              N/A

----------
(1)   Messrs. Weber, Mercer and Johnson are jointly responsible for the management of the Aston/Veredus Select Growth Fund and the Aston/Veredus
      Aggressive Growth Fund.

      Compensation. Compensation for the portfolio managers listed above includes an annual base salary and a performance/ownership share. The performance/ownership bonus, which typically represents a significant majority of total compensation, is based on each portfolio manager's ownership share in the firm's income. Veredus's income will be determined mainly by the investment performance of accounts in the firm of which the Aston Funds are a significant percentage. Compensation is not directly based on value of assets held in the
Fund's portfolio, and Veredus has already determined the maximum amount of assets that can be managed in each investment style and communicated such amounts to the Funds' Trustees.

      Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund and a hedge fund from which Veredus receives a performance based fee and in which members of Veredus have an interest. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other

                                       83

accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Veredus has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

      RIVER ROAD ASSET MANAGEMENT, LLC

      River Road is the Subadviser to Aston/River Road Dividend All Cap Value
Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap
Fund. River Road is located at Meidinger Tower, Suite 1600, 462 South Fourth
Street, Louisville, Kentucky 40202, and is a wholly-owned subsidiary of River
Road Partners, LLC ("RRP"). RRP is wholly-owned by employees of River Road.

      The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                              NUMBER OF
                                                                              ACCOUNTS         ASSETS
                                                                            MANAGED WITH    MANAGED WITH
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                                  ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                                   MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                                  --------   ------------   ------------    ------------
JAMES C. SHIRCLIFF, CFA(1)
Registered Investment Companies                       1        $    211          0              N/A
Other Pooled Investment Vehicles                      8        $  1,291          0              N/A
Other Accounts                                       93        $    827          0              N/A

HENRY SANDERS, CFA(1)
Registered Investment Companies                       1        $    211          0              N/A
Other Pooled Investment Vehicles                      8        $  1,291          0              N/A
Other Accounts                                       93        $    827          0              N/A

THOMAS S. FORSHA, CFA(1)
Registered Investment Companies                       0             N/A          0              N/A
Other Pooled Investment Vehicles                      5        $  1,213          0              N/A
Other Accounts                                        5        $     19          0              N/A

R. ANDREW BECK, CFA(1)
Registered Investment Companies                       1        $    211          0              N/A
Other Pooled Investment Vehicles                      3        $     78          0              N/A
Other Accounts                                       93        $    808          0              N/A

----------
(1)   Messrs. Shircliff, Sanders and Forsha are jointly responsible for the management of the Aston/River Road Dividend All Cap Value Fund; Messrs.
      Shircliff, Sanders and Beck are jointly responsible for the management of the Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid
      Cap Fund.

      Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for Aston/River Road Small Cap Value Fund is the Russell 2000
Value; for Aston/River Road Dynamic Equity Income Fund,

                                       84

the Russell 3000 Value. The Aston/River Road Small-Mid Cap Fund's relevant index is the Russell 2500 Value. (In the absence of at least a three-year performance record, a shorter-period may be used.) Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

      Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

      MFS INSTITUTIONAL ADVISORS INC.

      Massachusetts Financial Services Company (MFS) is the Subadviser for Aston
Value Fund. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a direct subsidiary of Sun Life of
Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street,
Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $161 billion as of September 30, 2008.

      The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                       85

                                                                             NUMBER OF
                                                                             ACCOUNTS         ASSETS
                                                                           MANAGED WITH    MANAGED WITH
                                                 NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                                 ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                                  MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                                 --------    -----------   ------------    ------------
STEVEN R. GORHAM, CFA
Registered Investment Companies                     20       $   25,965         0               N/A
Other Pooled Investment Vehicles                     4       $    1,457         0               N/A
Other Accounts                                      27       $    6,783         0               N/A

NEVIN P. CHITKARA
Registered Investment Companies                     20       $   25,965         0               N/A
Other Pooled Investment Vehicles                     4       $    1,457         0               N/A
Other Accounts                                      27       $    6,783         0               N/A

BROOKS A. TAYLOR
Registered Investment Companies                     12       $   14,637         0               N/A
Other Pooled Investment Vehicles                     0              N/A         0               N/A
Other Accounts                                       0              N/A         0               N/A

JOHNATHAN W. SAGE, CFA
Registered Investment Companies                      8       $    1,599         0               N/A
Other Pooled Investment Vehicles                     0              N/A         0               N/A
Other Accounts                                      16       $    5,072         0               N/A

      Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      Base Salary -- Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus -- Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

      The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%)
and less weight given to the latter.

      The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks").

      The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders)
and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

                                       86

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

      Material Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of the
Subadviser or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Subadviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

      MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee.

      OPTIMUM INVESTMENT ADVISORS, LLC

      Optimum is the Subadviser for Aston/Optimum Large Cap Opportunity Fund and
Aston/Optimum Mid Cap Fund. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago,
Illinois 60606 and is majority-owned by Optimum Investment Group, LLC.

                                       87

      The table below shows other accounts for which the portfolio managers of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2009.

                                                                                NUMBER OF
                                                                            ACCOUNTS MANAGED      ASSETS MANAGED
                                                  NUMBER OF   TOTAL ASSETS  WITH ADVISORY FEE    WITH ADVISORY FEE
                                                  ACCOUNTS       MANAGED        BASED ON             BASED ON
                                                   MANAGED    (IN MILLIONS)    PERFORMANCE          PERFORMANCE
                                                  ---------   ------------   ----------------    ------------------
THYRA ZERHUSEN(1)
Registered Investment Companies                        1        $   89.9            0                  N/A
Other Pooled Investment Vehicles                       0             N/A            0                  N/A
Other Accounts                                         9        $  168.4            0                  N/A

ANDREW J. GOODWIN(1)
Registered Investment Companies                        0             N/A            0                  N/A
Other Pooled Investment Vehicles                       0             N/A            0                  N/A
Other Accounts                                       138        $  161.8            0                  N/A

KEITH F. PINSONEAULT, CFA(1)
Registered Investment Companies                        0             N/A            0                  N/A
Other Pooled Investment Vehicles                       0             N/A            0                  N/A
Other Accounts                                       253        $   91.1            0                  N/A

MARIE LORDEN(1)
Registered Investment Companies                        1        $   89.9            0                  N/A
Other Pooled Investment Vehicles                       0             N/A            0                  N/A
Other Accounts                                         9        $  168.4            0                  N/A

MARY PIERSON(1)
Registered Investment Companies                        1        $   89.9            0                  N/A
Other Pooled Investment Vehicles                       0             N/A            0                  N/A
Other Accounts                                         9        $  168.4            0                  N/A

----------
(1)   Mses. Zerhusen, Lorden and Pierson are jointly responsible for the management of Aston/Optimum Mid Cap Fund and Messrs. Goodwin and
      Pinsoneault are jointly responsible for the management of Aston/Optimum
      Large Cap Opportunity Fund.

      Compensation.

      Aston/Optimum Large Cap Opportunity Fund - Compensation for each portfolio manager includes an annual fixed base salary. In addition, the portfolio managers each own an equity interest in Optimum and, as such, participate in overall firm profits. Compensation is neither based on the value of assets held in the Fund's portfolio nor related to the performance of the Fund.

      Aston/Optimum Mid Cap Fund -- Compensation for the portfolio manager includes an annual fixed base salary, a percentage of revenue derived from the
Mid Cap product plus variable incentive compensation that is determined by the relative pre-tax performance of the Fund as compared to the Morningstar Mid Cap
Category at year-end (for the 1 and 3 year periods).

                                       88

      Material Conflicts of Interest. The Portfolio Managers manage other accounts as well as their respective Fund. The Portfolio Managers make investment selections and account transactions consistent with each account's objective. Such actions may be taken for one account and not another and may result in varying performance among clients. Optimum has in place policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that conflicts may not occur.

      TAPLIN, CANIDA & HABACHT, LLC

      As of December 1, 2006, TCH is the Subadviser for Aston/TCH Fixed Income
Fund and the fixed income portion of Aston Balanced Fund. TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive,
Suite 2100, Miami, Florida 33131. TCH is a majority-owned subsidiary of Marshall
& Ilsley Corporation.

      The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                              NUMBER OF
                                                                              ACCOUNTS         ASSETS
                                                                            MANAGED WITH    MANAGED WITH
                                                  NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                                  ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                                   MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                                  --------   ------------   ------------    ------------
TERE ALVAREZ CANIDA(1)
Registered Investment Companies                       0          N/A             0              N/A
Other Pooled Investment Vehicles                      0          N/A             0              N/A
Other Accounts                                       79         $7.0             0              N/A

ALAN M. HABACHT(1)
Registered Investment Companies                       0          N/A             0              N/A
Other Pooled
Investment Vehicles                                   0          N/A             0              N/A
Other Accounts                                       79         $7.0             0              N/A

WILLIAM J. CANIDA(1)
Registered Investment Companies                       0          N/A             0              N/A
Other Pooled Investment Vehicles                      0          N/A             0              N/A
Other Accounts                                       79         $7.0             0              N/A

----------
(1)   Ms. Canida and Messrs. Habacht and Canida are jointly responsible for the management of Aston/TCH Fixed Income Fund and the fixed income portion of
      Aston Balanced Fund. All accounts at TCH are managed on a team basis.

      Compensation. Compensation for the portfolio managers listed above includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers' compensation is not based on the performance of the individual Funds. Compensation is not directly based on value of assets held in the Funds' portfolios.

      Material Conflicts of Interest. TCH furnishes investment management and advisory services to others, and TCH shall be at all times free, in its discretion, to make recommendations to others which may be the same as, or may be different from those made to the Funds. It is TCH's policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to TCH's other accounts.
TCH, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale TCH may recommend, and that such recommendations with respect to securities of the same kind may be the same as or different from the action which TCH, or

                                       89

any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto; provided, however, that TCH shall refrain from rendering any advice or services concerning securities of companies of which any of TCH's, or affiliates of TCH's partners, officers, directors, or employees has any economic interest, unless TCH fully discloses such conflict to the client and is authorized upon prior written approval by the client notwithstanding such disclosure.

      TCH may aggregate certain trades done on the behalf of the client with trades in the same security on the same day done on behalf of other clients of
TCH that utilize the same broker as the client. The purpose of such aggregation will be to obtain for the client, where possible, a better execution price(s)
than would be the case if the client's transaction were not aggregated with the trades of other clients.

      NEPTUNE INVESTMENT MANAGEMENT LIMITED

      Neptune is the Subadviser for Aston/Neptune International Fund. Neptune is
located at 1 Hammersmith Grove, London W6 0NB. Robin Geffen is the majority shareholder of the firm.

      The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                           NUMBER OF        ASSETS
                                                                           ACCOUNTS      MANAGED WITH
                                                                         MANAGED WITH    ADVISORY FEE
                                               NUMBER OF  TOTAL ASSETS   ADVISORY FEE      BASED ON
                                               ACCOUNTS    MANAGED (IN     BASED ON       PERFORMANCE
                                                MANAGED     MILLIONS)     PERFORMANCE    (IN MILLIONS)
                                               ---------   -----------   ------------    -------------
ROBIN GEFFEN
Registered Investment Companies                    0            N/A           0              N/A
Other Pooled Investment Vehicles                  10         $   2.7          1             $0.6
Other Accounts                                     6         $   0.3          0              N/A

      Compensation. Compensation for the portfolio manager includes salary and discretionary annual bonuses. The portfolio manager also participates in standard company benefits including medical insurance, life insurance and pension contributions. The portfolio manager's incentive compensation is based on the performance of funds managed, the profitability of funds managed and the portfolio manager's other contributions to Neptune. Compensation due to the performance of the Fund is determined based on the Fund's performance relative to its peer group, weighted according to the quartile in which the Fund is ranked for the calendar year. The Fund's performance is reviewed over 1-, 3-, and 5-years, with a greater weighting on performance within one year. Because a portion of the incentive compensation is based on the profitability of the Fund, the portfolio manager's compensation is partially based upon the value of assets held in the Fund. The portfolio manager also shares in the pre-tax profits of
Neptune.

      Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decision for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. The company has adopted various procedures to manage potential conflicts including disclosure and consent and adopting procedures designed to ensure fair treatment of all clients. The company may also manage potential conflicts of interest by establishing and maintaining a Chinese wall.

                                       90

      BARING INTERNATIONAL INVESTMENT LIMITED

      Barings serves as the Subadviser with respect to the Aston/Barings
International Fund. Barings is a subsidiary of Baring Asset Management Limited and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom.

      The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                       NUMBER OF
                                                                       ACCOUNTS         ASSETS
                                                                     MANAGED WITH    MANAGED WITH
                                           NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                           ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                            MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                           ---------  ------------   ------------    ------------
DAVID BERTOCCHI
Registered Investment Companies                0              N/A         0              N/A
Other Pooled Investment Vehicles               5       $    414.5         0              N/A
Other Accounts                                17       $  1,221.5         0              N/A

      Compensation. The portfolio manager receives a base salary, an annual bonus and an equity-based long-term incentive award. The compensation structure emphasizes successful firm outcomes and is oriented to make client results more important than title or length of tenure in determining total compensation.
Analysis of the one and three year investment performance against the client's benchmark (MSCI EAFE Index) determines at least 2/3 of the annual bonus, with the 3-year performance accounting for approximately 70% of that amount and the
1-year performance accounting for approximately 30% of that amount. The remainder of the annual bonus is determined by a subjective assessment of the portfolio manger's investment insights and client service. The equity-based long-term incentive award is calculated by a formula linked to firm revenues, profits, and assets under management.

      Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the

                                       91

Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the
Fund.

      It is possible that an investment opportunity may be suitable for both the
Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be a limited opportunity to sell an investment held by the Fund and another account. Barings has procedures designed to ensure fair treatment of clients in the allocation of trades. Barings has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

      CARDINAL CAPITAL MANAGEMENT, L.L.C.

      Cardinal serves as the Subadviser with respect to the Aston/Cardinal Mid
Cap Value Fund. Cardinal is owned by senior investment professionals and controlled by Amy K. Minella. Cardinal is located at One Greenwich Office Park,
Greenwich, Connecticut 06831.

      The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                      NUMBER OF
                                                                      ACCOUNTS         ASSETS
                                                                    MANAGED WITH    MANAGED WITH
                                          NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                          ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                           MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                          --------   ------------   ------------    ------------
AMY K. MINELLA
Registered Investment Companies               1        $   76.4          0              N/A
Other Pooled Investment Vehicles              2        $   40.9          0              N/A
Other Accounts                               82        $  819.6          0              N/A

EUGENE FOX, III
Registered Investment Companies               1        $   76.4          0              N/A
Other Pooled Investment Vehicles              2        $   40.9          0              N/A
Other Accounts                               82        $  819.6          0              N/A

ROBERT B. KIRKPATRICK
Registered Investment Companies               1        $   76.4          0              N/A
Other Pooled Investment Vehicles              2        $   40.9          0              N/A
Other Accounts                               82        $  819.6          0              N/A

      Compensation. The portfolio managers receive a base salary, an annual bonus and partnership distributions. The annual bonus is based on the net profits of the firm. Portfolio managers also participate in standard company benefits, including a 401(k) plan.

      Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the

                                       92

potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Cardinal has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

      SMART PORTFOLIOS, LLC

      Smart serves as the Subadviser to the Aston/Smart Portfolios Fund. Smart
was formed in April, 2002 as Asset Labs, LLC. The firm was registered as an investment adviser in 2004 as Star Investment Advisors, LLC and changed its name to Smart Portfolios LLC in 2005. The firm is wholly owned by Shield Holdings,
LLC. Shield Holdings, LLC is owned by Bryce James. Smart is located at 17865
Ballinger Way NE, Seattle, Washington 98155.

      The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                                          NUMBER OF
                                                                          ACCOUNTS         ASSETS
                                                                        MANAGED WITH    MANAGED WITH
                                              NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                              ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                               MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                              ---------   -----------   ------------    ------------
BRYCE JAMES
Registered Investment Companies                    0         N/A               0            N/A
Other Pooled Investment Vehicles                   0         N/A               0            N/A
Other Accounts                                   108        $77.2            108           $77.2

SHAWN BIRD
Registered Investment Companies                    0         N/A               0            N/A
Other Pooled Investment Vehicles                   0         N/A               0            N/A
Other Accounts                                   108        $77.2            108           $77.2

JOHN ROSENTHAL
Registered Investment Companies                    0         N/A               0            N/A
Other Pooled Investment Vehicles                   0         N/A               0            N/A
Other Accounts                                   108        $77.2            108           $77.2

      Compensation. The portfolio managers receive an annual base salary, discretionary bonus and a stock award incentive plan. A portfolio manager's annual base salary is based on Smart's evaluation of the market for such portfolio manager's service to the company and the amount of that portfolio manager's responsibility. A portfolio manager's discretionary bonus is determined by the president and majority owner of Smart and is primarily based on the achievement or advancement of the company's objectives and the efforts of that portfolio manager deemed to be above normal job responsibilities or higher than that normally expected of that portfolio manager. The discretionary bonus may be in the form of cash, deferred profit interests or company shares. Each portfolio manager also receives stock award incentives that are vested evenly over a period of years and redeemable at termination of employment. The stock award incentives are determined at the time of hiring and based on a portfolio manager's level of responsibility. Additionally, a portfolio manager may receive a bonus on new business generated. Mr. James also has an equity stake in Shield
Holdings, LLC and Smart, thus he will benefit from increases in Smart's income

      Material Conflicts of Interest. Securities positions between the Fund and the Subadviser's large cap growth equity strategy will overlap by approximately
50%. In addition, all separately managed account portfolios managed in the enhanced equity income strategy will hold the same positions as the

                                       93

Fund. The Subadviser encounters similar conflicts within and among its other strategies and the separately managed accounts in those strategies. Therefore, the Subadviser employs a trading rotation system for executing orders which is designed to equitably distribute purchase and sale opportunities among the
Subadviser's clients.

      MB INVESTMENT PARTNERS, INC.

      MB Investment Partners, Inc. serves as the Subadviser to the Aston/MB
Enhanced Equity Income Fund. MB is solely owned by MB Investment Partners and
Associates, LLC. MB is located at 825 Third Avenue, 31st Floor, New York, New
York 10022.

      The table below shows other accounts for which the portfolio managers of the Fund are jointly

      and primarily responsible for the day-to-day portfolio management as of
October 31, 2008.

                                                                        NUMBER OF
                                                                        ACCOUNTS         ASSETS
                                                                      MANAGED WITH    MANAGED WITH
                                            NUMBER OF  TOTAL ASSETS   ADVISORY FEE    ADVISORY FEE
                                            ACCOUNTS    MANAGED (IN     BASED ON        BASED ON
                                             MANAGED     MILLIONS)     PERFORMANCE     PERFORMANCE
                                            ---------   -----------   ------------    ------------
RONALD A. ALTMAN
Registered Investment Companies                 0          N/A             0              N/A
Other Pooled Investment Vehicles                0          N/A             0              N/A
Other Accounts                                 19        $10.46            0              N/A
PAUL F. PFEIFFER
Registered Investment Companies                 0          N/A             0              N/A
Other Pooled Investment Vehicles                0          N/A             0              N/A
Other Accounts                                 67        $124.77           0              N/A

      Compensation. Portfolio manager compensation includes a base salary, performance bonus and benefits package. Base salaries and bonuses are determined by MB's compensation committee. Each portfolio manager's compensation is based on contributions to the firm with the profitability of MB determining the aggregate amount available for bonuses. Each portfolio manager is also a member of MB Investment Partners and Associates, LLC and receives a portion of his bonus compensation through share ownership in that entity.

      Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment

      objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. MB has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

                                       94

      NEW CENTURY CAPITAL MANAGEMENT, LLC

      New Century serves as the Subadviser to Aston/New Century Absolute Return
ETF Fund. New Century is wholly owned and controlled by Jim R. Porter. New
Century is located at 36 South Washington Street, Hinsdale, Illinois 60521.

      The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2008.

                                                              NUMBER OF
                                                              ACCOUNTS       ASSETS
                                                            MANAGED WITH  MANAGED WITH
                                   NUMBER OF  TOTAL ASSETS  ADVISORY FEE  ADVISORY FEE
                                   ACCOUNTS    MANAGED (IN    BASED ON      BASED ON
                                    MANAGED     MILLIONS)    PERFORMANCE   PERFORMANCE
                                   ---------  ------------  ------------  ------------
JIM R. PORTER
Registered Investment Companies.       0             N/A         0              N/A
Other Pooled Investment Vehicles       1        $    2.7         1          $   2.7
Other Accounts                        32        $   19.8         4          $   1.9

      Compensation. The portfolio manager receives a fixed annual salary and bonus opportunities that are based on the overall performance of New Century.
The portfolio manager also has an equity stake in New Century, thus benefits from increases in the net income of New Century.

      Material Conflicts of Interest. The portfolio manager may manage account for multiple clients. The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the portfolio manager within the same investment discipline, however, the Subadviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account.
Accordingly, the performance of each account managed by a portfolio manager will vary.

      The Subadviser had adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

      Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by the Fund's portfolio manager(s) as of October 31, 2008.

                                       95

                                                                             DOLLAR RANGE OF
                  FUND                           PORTFOLIO MANAGER      SECURITIES IN THE FUND
--------------------------------------------   ----------------------   -----------------------
Aston/Montag & Caldwell Growth Fund               Ronald Canakaris             Over $1,000,000

Aston/Veredus Select Growth Fund                  B. Anthony Weber      $     100,001-$500,000
                                                 Charles F. Mercer,     $     100,001-$500,000
                                               Jr. Michael E. Johnson   $                    0

Aston Growth Fund                                 Ronald Canakaris      $                    0
Aston/Optimum Large Cap Opportunity Fund          Andrew J. Goodwin     $      50,001-$100,000
                                                Keith F. Pinsoneault    $      50,001-$100,000

Aston Value Fund                                   Steve Gorham         $                    0
                                                 Nevin P. Chitkara      $                    0
                                                  Brooks A. Taylor      $                    0
                                                  Jonathan W. Sage      $                    0

Aston/TAMRO All Cap Fund                           Philip Tasho         $   500,001-$1,000,000
Aston/River Road Dividend All Cap Value Fund     James C. Shircliff     $      100,001-500,000
                                                    Henry Sanders       $      100,001-500,000
                                                  Thomas S. Forsha      $        10,001-50,000

Aston/Optimum Mid Cap Fund                         Thyra Zerhusen              Over $1,000,000
                                                    Marie Lorden        $            1-$10,000
                                                    Mary Pierson        $            1-$10,000

Aston/Montag & Caldwell Mid Cap Growth Fund       M. Scott Thompson     $     100,001-$500,000
                                                   Andrew W. Jung       $       10,001-$50,000

Aston/Cardinal Mid Cap Value Fund                  Amy K. Minella       $   500,001-$1,000,000
                                                  Eugene Fox, III       $                    0
                                               Robert B. Kirkpatrick    $                    0

Aston/River Road Small-Mid Cap Fund             James. C. Shircliff     $      100,001-500,000
                                                   R. Andrew Beck       $                    0
                                                    Henry Sanders           4 $100,001-500,000

Aston/Veredus Aggressive Growth Fund              B. Anthony Weber      $     100,001-$500,000
                                               Charles F. Mercer, Jr.   $     100,001-$500,000
                                                 Michael E. Johnson     $     100,001-$500,000

Aston/TAMRO Small Cap Fund                          Philip Tasho        $     100,001-$500,000
Aston/River Road Small Cap Value Fund            James C. Shircliff     $      100,001-500,000
                                                   Henry Sanders        $      100,001-500,000
                                                  R. Andrew Beck        $                    0

Aston/Barings International Fund                  David Bertocchi       $                    0
Aston/Neptune International Fund                   Robin Geffen         $                    0
Aston/Fortis Global Real Estate Fund              Joseph Pavnica        $                    0
                                                 Menno Sloterdijk       $                    0
                                                   Matthew Hoult        $                    0

Aston/Smart Portfolios Fund                         Bryce James         $                    0
                                                    Shawn Bird          $                    0
                                                  John Rosenthal        $                    0

Aston/New Century Absolute Return ETF Fund        Jim R. Porter         $      50,001-$100,000
Aston/MB Enhanced Equity Income Fund             Ronald A. Altman       $      100,001-500,000

                                                 Paul F. Pfeiffer       $                    0
Aston/Fortis Real Estate Fund                     Joseph Pavnica        $                    0
                                                  James Hardman

Aston/Montag & Caldwell Balanced Fund             Ronald Canakaris      $                    0
Aston Balanced Fund                               Ronald Canakaris      $                    0
                                                Tere Alvarez Canida     $                    0
                                                  Alan M. Habacht       $                    0
                                                 William J. Canida      $                    0

Aston/TCH Fixed Income Fund                     Tere Alvarez Canida     $                    0
                                                  Alan M. Habacht       $                    0
                                                 William J. Canida      $                    0

                                       96

For the fiscal years ended October 31, 2008 and October 31, 2007, Aston Funds paid the following sub-advisory fees to each Fund's Subadviser:

                                                        NET                NET
                    FUND                          FEES PAID-2008     FEES PAID-2007
-----------------------------------------------   ---------------   ---------------
Aston/Montag & Caldwell Growth Fund(1)             $   5,758,690      $   5,602,788
Aston/Veredus Select Growth Fund(1)                      337,094            101,192
Aston Growth Fund(1)                                     862,496          1,714,803
Aston/Optimum Large Cap Opportunity Fund(2)                    -*                 -*
Aston Value Fund                                       1,075,063          1,254,831
Aston/TAMRO All Cap Fund(1)                                    -*            10,391
Aston/River Road Dividend All Cap Value Fund(1)          140,896             76,229
Aston/Optimum Mid Cap Fund                             2,051,888          1,732,371
Aston/Montag & Caldwell Mid Cap Growth Fund(3)                 -*               N/A
Aston/Cardinal Mid Cap Value Fund(3)                           -*               N/A
Aston/River Road Small-Mid Cap Fund(4)                   365,484                  -*
Aston/Veredus Aggressive Growth Fund(1)                  598,914          1,179,484
Aston/TAMRO Small Cap Fund(1)                          1,464,391          1,263,758
Aston/River Road Small Cap Value Fund(1)               1,213,390          1,288,151
Aston/Barings International Fund(3)                            -*               N/A
Aston/Neptune International Fund(5)                            -*                 -*
Aston/Fortis Global Real Estate Fund(5)                   17,977              3,788
Aston/Smart Portfolios Fund(6)                                 -*               N/A
Aston/New Century Absolute Return ETF Fund(7)                  -*               N/A
Aston/MB Enhanced Equity Income Fund(8)                        -*               N/A
Aston/Fortis Real Estate Fund(1)                         193,396            435,211
Aston/Montag & Caldwell Balanced Fund(1)                  32,041             23,547
Aston Balanced Fund (Equity Portion)(9)                   39,954             51,119
Aston Balanced Fund (Fixed Income Portion)(1)             21,839             31,096
Aston/TCH Fixed Income Fund(1)                            15,984             66,810

----------
*     The calculation of the sub-advisory fee for each Fund is based upon the formula described on pages 75-76. The formula resulted in a negative amount and therefore no sub-advisory fee was payable for the fiscal year.

(1)   Prior to December 1, 2006, each subadviser served as the investment adviser to the Fund. With respect to FIM, its predecessor served as investment advisor to the Fund.

(2)   Aston/Optimum Large Cap Opportunity Fund commenced operations on December
      28, 2006.

(3)   Aston/Barings International Fund, Aston/Cardinal Mid Cap Value Fund and
      Aston/Montag & Caldwell Mid Cap Growth Fund commenced operations on
      November 2, 2007.

(4)   Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

(5)   Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund
      commenced operations on August 3, 2007 and August 6, 2007, respectively.

(6)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(7)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(8)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

(9)   On January 1, 2008, Montag & Caldwell became the subadviser for the equity portion of the Fund. Amounts prior to that time were paid to a previous subadviser.

      Prior to November 30, 2006, only the Aston Value Fund and the
Aston/Optimum Mid Cap Fund employed a Subadviser. The Sub-Investment Advisory fees earned and waived by the Subadvisers for these Funds for the fiscal year ended October 31, 2006 as well as fees waived or expenses reimbursed, are set forth below.

                                       97

    For the fiscal year ended October 31, 2006 AAAM paid MFS the following
Sub-Investment Advisory fees:

                                      2006
                             ---------------------
                                  NET        FEES
      FUND                     FEES PAID    WAIVED
----------------             ------------   ------
Aston Value Fund              $1,244,748      $--

      For the fiscal year ended and October 31, 2006 AAAM paid Optimum the following Sub-Investment Advisory fees:

                                       2006
                             ---------------------
                                  NET        FEES
      FUND                     FEES PAID    WAIVED
----------------             ------------   ------
Aston/Optimum Mid Cap Fund    $1,570,050      $--

THE ADMINISTRATOR

      On November 30, 2006, ABN AMRO Investment Fund Services, Inc. ("AAIFS"),
the Trust and the Board of Trustees assigned the Administration Agreement between the Aston Funds and AAIFS to Aston. After the assignment, Aston became the Administrator to the Aston Funds.

      Under the Administration Agreement between Aston and the Funds, the
Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2)
coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7)
preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

      As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the
Trust. The Administrator also receives custody liaison fees as set forth in the table below.

      ADMINISTRATION FEES

      The fee schedule to the Administration Agreement is as follows:

                        AVERAGE DAILY NET ASSETS (AGGREGATE FUND
PERCENTAGE                              COMPLEX)
---------------------   ----------------------------------------
0.0490%                           Up to $7.4 billion
0.0465%                            Over $7.4 billion

      The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

      The following are the total fees paid to the Administrator by each Fund for the fiscal years ended October 31, 2008, October 31, 2007 and October 31,
2006:

                                                 ADMINISTRATIVE      ADMINISTRATIVE     ADMINISTRATIVE
                                                    FEES FYE        FEES FYE OCTOBER   FEES FYE OCTOBER
                   FUND                         OCTOBER 31, 2008       31, 2007(1)        31, 2006(1)
---------------------------------------------   ----------------   -----------------   ----------------
Aston/Montag & Caldwell Growth Fund                $   938,030        $    989,541      $  1,198,337
Aston/Veredus Select Growth Fund                        61,708              34,717            27,860
Aston Growth Fund                                      168,554             341,662           548,612
Aston/Optimum Large Cap Opportunity Fund(2)             22,721              17,802               N/A
Aston Value Fund                                       182,270             215,521           178,334
Aston/TAMRO All Cap Fund                                22,007              22,223            24,574
Aston/River Road Dividend All Cap Value Fund            39,300              32,769            20,248
Aston/Optimum Mid Cap Fund                             478,563             422,630           345,396
Aston/Montag & Caldwell Mid Cap Growth(3)               16,243                 N/A               N/A
Aston/Cardinal Mid Cap Value Fund(3)                    15,582                 N/A               N/A
Aston/River Road Small-Mid Cap Fund(4)                  57,961              12,483               N/A
Aston/Veredus Aggressive Growth Fund                    85,281             164,990           355,134
Aston/TAMRO Small Cap Fund                             206,070             189,587           108,629
Aston/River Road Small Cap Value Fund                  162,340             175,794            38,910
Aston/Barings International Fund(3)                     34,928                 N/A               N/A
Aston/Neptune International Fund(5)                     25,764               5,845               N/A
Aston/Fortis Global Real Estate Fund(5)                 40,318               8,334               N/A
Aston/Smart Portfolios Fund(6)                          12,639                 N/A               N/A
Aston/New Century Absolute Return ETF Fund(7)           11,763                 N/A               N/A
Aston/MB Enhanced Equity Income Fund(8)                 18,075                 N/A               N/A
Aston/Fortis Real Estate Fund                           48,565              75,562            68,247
Aston/Montag & Caldwell Balanced Fund                   27,036              27,743            42,670
Aston Balanced Fund                                     50,392              44,679            70,737
Aston/TCH Fixed Income Fund                             66,438              73,440           108,809
Aston/Fortis Investor Money Market Fund                 31,005              43,153            63,421
Fortis Government Money Market Fund                    202,607             247,813           260,559
Fortis Tax-Exempt Money Market Fund                    151,931             161,682           164,662
Fortis Treasury Money Market Fund                      120,638              65,035            98,929
Fortis Institutional Prime Money Market Fund           992,358           1,198,169         1,226,535

----------
(1)   Prior to November 30, 2006, AAIFS served as the Administrator to the
      Funds.

(2)   Aston/Optimum Large Cap Opportunity Fund commenced operations on December
      28, 2006.

(3)   Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value
      Fund and Aston/Barings International Fund commenced operations on November
      2, 2007.

(4)   Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

(5)   Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund
      commenced operations on August 3, 2007 and August 6, 2007, respectively.

(6)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(7)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(8)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

                                       99

THE SUBADMINISTRATOR

      PNC Global Investment Servicing (U.S.) Inc. ("PNC" or the
"Subadministrator"), 4400 Computer Drive, Westborough, Massachusetts 01581,
provides certain administrative services for the Funds and Aston pursuant to a
Subadministration and Accounting Services Agreement ("Subadministration
Agreement") between Aston and PFPC. On November 30, 2006, the Subadministration
Agreement was assigned to Aston from AAIFS, the former administrator to the
Funds.

      As Subadministrator, PNC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Subadministration Agreement with the Administrator.

SUBADMINISTRATION FEES

      The Subadministrator receives an administration fee payable monthly of
0.022% of the Fund complex average daily net assets of all series of the Trust.
The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.

THE UNDERWRITER

      PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of
Prussia, PA 19406, and the Trust are parties to a distribution agreement dated
September 27, 2001, as amended (the "Distribution Agreement") under which the
Distributor serves as statutory underwriter and facilitates the registration and distribution shares of each series of the Trust on a continuous basis.

      After the initial one-year term the Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This
Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

THE DISTRIBUTION PLAN

      The Board of Trustees of the Trust has adopted Plans of Distribution (the
"Plans") pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N,
Class R and Class S shares of each Fund, as applicable, with the exception of
Aston/Fortis Investor Money Market Fund, to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets for
Class N and S shares and 0.50% of a Fund's average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the
Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plans for Class N and Class S shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

                                      100

      Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the
Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940
Act ("Disinterested Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Trust's
Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund's (or class's) shareholders. All material amendments of the Plans will require approval by a majority of the
Trustees of the Trust and of the Disinterested Trustees.

      To the Trust's knowledge, no interested person of the Trust, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan.

                                      101

      Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2008, are set forth below.

                                                                  12B-1 PLAN EXPENSES
                                                 -----------------------------------------------------
                                                                           COMPENSATION   COMPENSATION
                                                            DISTRIBUTION    TO BROKER       TO SALES
         FUND -- CLASS N SHARES                  PRINTING     SERVICES        DEALERS       PERSONNEL
----------------------------------------------   --------   ------------   ------------   ------------
Aston/Montag & Caldwell Growth Fund              $  1,472    $  22,155     $  1,626,446        $0
Aston/Veredus Select Growth Fund                      100        1,592          111,821         0
Aston Growth Fund                                   1,889        5,912          223,511         0
Aston/Optimum Large Cap Opportunity Fund               53          830           34,811         0
Aston Value Fund                                        5        2,537          144,205         0
Aston/TAMRO All Cap Fund                              229          609           13,570         0
Aston/River Road Dividend All Cap Value Fund          681          989           99,272         0
Aston/Optimum Mid Cap Fund                          1,436       22,049        1,762,833         0
Aston/Montag & Caldwell Mid Cap Growth Fund(1)          1           56              796         0
Aston/Cardinal Mid Cap Value Fund(1)                    0           28              331         0
Aston/River Road Small-Mid Cap Fund                     2          267           15,366         0
Aston/Veredus Aggressive Growth Fund                1,405        3,977          148,424         0
Aston/TAMRO Small Cap Fund                              8        4,831          460,246         0
Aston/River Road Small Cap Value Fund                   9        4,734          434,244         0
Aston/Neptune International Fund                        0            3                0         0
Aston/Fortis Global Real Estate Fund                  315          818              391         0
Aston/Smart Portfolios Fund(2)                          1           50            4,609         0
Aston/New Century Absolute Return ETF Fund(3)           1           56            6,503         0
Aston/MB Enhanced Equity Income Fund(4)                 3          187            6,271         0
Aston/Fortis Real Estate Fund                         176        1,093           45,254         0
Aston/Montag & Caldwell Balanced Fund                 308          767           11,475         0
Aston Balanced Fund                                   469        1,348           42,839         0
Aston/TCH Fixed Income Fund                           897        2,384           72,227         0

----------
(1)   Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/Cardinal Mid Cap
      Value Fund commenced operations on November 2, 2007.

(2)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(4)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

                                      102

                                                              SERVICE
          FUND -- CLASS N SHARES                 MARKETING   PROVIDERS      TOTAL
----------------------------------------------   ---------   ---------   -----------
Aston/Montag & Caldwell Growth Fund              $ 166,339    $  0       $ 1,816,413
Aston/Veredus Select Growth Fund                    13,638       0           127,152
Aston Growth Fund                                   46,947       0           278,259
Aston/Optimum Large Cap Opportunity Fund             4,909       0            40,604
Aston Value Fund                                    14,262       0           161,008
Aston/TAMRO All Cap Fund                             7,752       0            22,160
Aston/River Road Dividend All Cap Value Fund        10,057       0           110,999
Aston/Optimum Mid Cap Fund                         135,708       0         1,922,026
Aston/Montag & Caldwell Mid Cap Growth Fund(1)       1,232       0             2,084
Aston/Cardinal Mid Cap Value Fund(1)                   909       0             1,269
Aston/River Road Small-Mid Cap Fund                  2,495       0            18,129
Aston/Veredus Aggressive Growth Fund                36,258       0           190,064
Aston/TAMRO Small Cap Fund                          35,984       0           501,070
Aston/River Road Small Cap Value Fund               31,386       0           470,374
Aston/Neptune International Fund                        33       0                36
Aston/Fortis Global Real Estate Fund                10,194       0            11,717
Aston/Smart Portfolios Fund(2)                       1,904       0             6,564
Aston/New Century Absolute Return ETF Fund(3)        1,888       0             8,448
Aston/MB Enhanced Equity Income Fund(4)              8,493       0            14,954
Aston/Fortis Real Estate Fund                        6,300       0            52,823
Aston/Montag & Caldwell Balanced Fund               11,166       0            23,716
Aston Balanced Fund                                 13,822       0            58,477
Aston/TCH Fixed Income Fund                         28,716       0           104,223

----------
(1)   Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/Cardinal Mid Cap
      Value Fund commenced operations on November 2, 2007.

(2)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(3)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(4)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

                                                       12B-1 PLAN EXPENSES
                                      -----------------------------------------------------
                                                                COMPENSATION   COMPENSATION
                                                 DISTRIBUTION    TO BROKER       TO SALES
      FUND -- CLASS R SHARES          PRINTING     SERVICES       DEALERS       PERSONNEL
-----------------------------------   --------   ------------   ------------   ------------
Aston/Montag & Caldwell Growth Fund     $  0        $410           $13,163        $  0
Aston Growth Fund                       $  0        $ 75           $ 2,707        $  0

                                                   SERVICE
      FUND -- CLASS R SHARES          MARKETING   PROVIDERS    TOTAL
-----------------------------------   ---------   ---------   -------
Aston/Montag & Caldwell Growth Fund    $  794       $  0      $14,368
Aston Growth Fund                         215          0        2,997

                                                       12B-1 PLAN EXPENSES
                                      -----------------------------------------------------
                                                                COMPENSATION   COMPENSATION
                                                 DISTRIBUTION    TO BROKER       TO SALES
      FUND -- CLASS S SHARES          PRINTING     SERVICES       DEALERS       PERSONNEL
-----------------------------------   --------   ------------   ------------   ------------
Fortis Government Money Market Fund    $   0       $    475       $ 192,946        $0
Fortis Tax-Exempt Money Market Fund      123          1,219         167,020         0
Fortis Treasury Money Market Fund         82            666          76,787         0

                                      103

                                                   SERVICE
       FUND -- CLASS S SHARES         MARKETING   PROVIDERS     TOTAL
-----------------------------------   ---------   ---------   --------
Fortis Government Money Market Fund    $  748       $  0      $194,169
Fortis Tax-Exempt Money Market Fund     1,288          0       169,650
Fortis Treasury Money Market Fund         952          0        78,487

      SHAREHOLDER SERVICING PLAN

      The Trust has adopted a shareholder servicing plan for the Class S and
Class YS Shares of each Fund, as applicable (the "Shareholder Servicing Plan").
Under the Shareholder Servicing Plan, the Trust pays a fee of up to 0.25% of the average daily net assets of the Class S and Class YS Shares of the Funds. This fee is paid to the Distributor to perform, or to compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. The Distributor may voluntarily waive all or a portion of its shareholder servicing fee, and may discontinue its waiver at any time.

      The Funds paid shareholder servicing fees in the following amounts for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.

                       Fiscal Year Ending October 31, 2008

                 FUND                           NET FEES
--------------------------------------------   ---------
Fortis Government Money Market Fund            $  42,784
                                               =========
Fortis Tax-Exempt Money Market Fund                   --
Fortis Treasury Money Market Fund                     --
Fortis Institutional Prime Money Market Fund      21,106
                                               =========

                       Fiscal Year Ending October 31, 2007

                 FUND                           NET FEES
--------------------------------------------   ---------
Fortis Government Money Market Fund            $  43,275
Fortis Tax-Exempt Money Market Fund                   --
Fortis Money Market Fund                              --
Fortis Institutional Prime Money Market Fund      33,554

                       Fiscal Year Ending October 31, 2006

                 FUND                           NET FEES
--------------------------------------------   ---------
Fortis Government Money Market Fund            $  32,618
Fortis Tax-Exempt Money Market Fund                   --
Fortis Treasury Money Market Fund                     --
Fortis Institutional Prime Money Market Fund      79,393

      It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers. The Funds may pay third-party service providers up to 0.15% for certain "transfer agency" services they provide. A
Fund may also pay $20 fee per account for underlying omnibus accounts when such
Fund pays no other fee to the third-party service provider.

                                      104

REDEMPTION FEES

      The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose any applicable redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers' accounts.

      In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii)
return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system's withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

      In addition to the circumstances noted in the preceding paragraph, the
Funds' administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds' policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

CUSTODIAN

      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of each Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive,
Westborough, Massachusetts 01581 serves as transfer agent and dividend paying agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago,
Illinois, 60601, serves as counsel to the Trust.

      Mayer, Brown, LLP, with offices at 71 South Wacker Drive, Chicago,
Illinois 60606, serves as counsel to the Independent Trustees.

      Ernst & Young, with offices at Sears Tower, 233 South Wacker Drive,
Chicago, IL, is the Trust's independent registered public accounting firm for each Fund, except for the Fortis Money Market Funds. KPMG LLP is the registered independent public accounting firm for the Fortis Money Market Funds with offices at 303 East Wacker Drive, Chicago, IL.

                                      105

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      The Subadvisers are responsible for decisions to buy and sell securities for the Funds, for the placement of their portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Subadvisers will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

      The Subadvisers attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Fund may pay a
broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if a
Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Subadvisers, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term "research services"
may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.

      It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Subadvisers do not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      The Subadvisers effect portfolio transactions for other investment companies and advisory accounts. The Subadvisers will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Subadvisers, however, the results of such procedures will generally be in the best interest of each of the clients.

                                      106

    Amounts spent on behalf of each Fund for brokerage commissions during the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 are
set forth below.

                                                   BROKERAGE          BROKERAGE        BROKERAGE
                                                COMMISSIONS FYE   COMMISSIONS FYE    COMMISSIONS FYE
                   FUND                        OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2006
--------------------------------------------   ----------------   ----------------   ----------------
Aston/Montag & Caldwell Growth                   $  1,559,339        $ 1,829,168        $2,939,198
   Aston/Veredus Select Growth                        549,107            177,515           152,593
   Aston Growth                                       709,874          1,232,196         1,359,497
   Aston/Optimum Large Cap Opportunity(1)              40,987             46,610               N/A
   Aston Value                                        241,728            148,680           139,828
   Aston/TAMRO All Cap                                 17,628             13,509            22,983
   Aston/River Road Dividend All Cap Value             64,797             60,699            18,339
   Aston/Optimum Mid Cap                              482,024            433,382           453,968
   Aston/Montag & Caldwell Mid Cap Growth(2)            1,184                N/A               N/A
   Aston/Cardinal Mid Cap Value(2)                      2,822                N/A               N/A
   Aston/River Road Small-Mid Cap(3)                  173,215             18,656               N/A
   Aston/Veredus Aggressive Growth                    664,358          1,673,767         2,985,099
   Aston/TAMRO Small Cap                              871,683            700,129           418,844
   Aston/River Road Small Cap Value                   615,112            793,907           238,719
   Aston/Barings International(2)                      20,225                N/A               N/A
   Aston/Neptune International(4)                      11,151              1,558               N/A
   Aston/Fortis Global Real Estate(4)                  40,336             28,972               N/A
   Aston/Smart Portfolios(5)                            8,283                N/A               N/A
   Aston/New Century Absolute Return ETF(6)            10,178                N/A               N/A
   Aston/MB Enhanced Equity Income(7)                  22,118                N/A               N/A
   Aston/Fortis Real Estate                           111,295            191,045           194,469
   Aston/Montag & Caldwell Balanced                    10,731             16,722            37,030
   Aston Balanced                                      39,709             38,327           139,805
   Aston/TCH Fixed Income                                 N/A                N/A               N/A
   Fortis Investor Money Market                           N/A                N/A               N/A
   Fortis Government Money Market                         N/A                N/A               N/A
   Fortis Tax-Exempt Money Market                         N/A                N/A               N/A
   Fortis Treasury Money Market                           N/A                N/A               N/A
   Fortis Institutional Prime Money Market                N/A                N/A               N/A

----------
(1)   Aston/Optimum Large Cap Opportunity Fund commenced operations on December
      28, 2006.

(2)   Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value
      Fund and Aston/Barings International Fund commenced operations on November
      2, 2007.

(3)   Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

(4)   Aston/Fortis Global Real Estate Fund and Aston/Neptune International Fund
      commenced operations on August 3, 2007 and August 6, 2007, respectively.

(5)   Aston/Smart Portfolios Fund commenced operations on January 10, 2008.

(6)   Aston/New Century Absolute Return ETF Fund commenced operations on March
      14, 2008.

(7)   Aston/MB Enhanced Equity Income Fund commenced operations on January 15,
      2008.

      The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds' Investment Adviser and Subadvisers are brokers in the Fortis International brokerage network. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser or the
Subadvisers during the fiscal years ended October 31, 2008, October 31, 2007 and
October 31, 2006.

                                      107

      As of October 31, 2008 the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, with the following market values:

                  FUND                           BROKER DEALER             MARKET VALUE
--------------------------------------------   -------------------------   ------------
Veredus Select Growth Fund                     JPMorgan Chase & Co.        $  3,382,500

Optimum Large Cap Opportunity Fund             Goldman Sachs & Co.              120,250

Value Fund                                     Goldman Sachs & Co.            4,932,100
                                               Bank of America                4,339,820
                                               JP Morgan Chase & Co.          2,479,125
                                               Merrill Lynch & Co., Inc.      1,079,763

TAMRO All Cap Fund                             JP Morgan Chase & Co.            268,620
                                               Bank of America                  212,575
                                               Goldman Sachs & Co.               94,350

River Road Dividend All Cap Value Fund         Bank of America                  493,672

MB Enhanced Equity Income Fund                 Citigroup                        354,900
                                               Bank of America                  193,360
                                               Merrill Lynch & Co., Inc.        111,540

Montag & Caldwell Balanced Fund                Citigroup                        256,469
                                               Bank of America                  242,137
                                               Goldman Sachs & Co.              231,295

Balanced Fund                                  Bear Stearns & Co.               202,235
                                               Goldman Sachs & Co.               92,792

TCH Fixed Income Fund                          Bear Stearns & Co.             1,213,412
                                               Citigroup                      1,136,998
                                               Merrill Lynch & Co., Inc.        667,253
                                               Goldman Sachs & Co.              494,888
                                               Bank of America                  227,430

Fortis Investor Money Market Fund              Bank of America               11,000,000
                                               Deutsche Bank                 11,000,000
                                               JP Morgan Chase & Co.          1,000,075

Fortis Government Money Market Fund            Bank of America              105,000,000
                                               JP Morgan Chase & Co.        100,000,000
                                               Deutsche Bank                 39,000,000

Fortis Treasury Money Market Fund              Bank of America               40,000,000
                                               Barclays Bank                 40,000,000
                                               Deutsche Bank                 40,000,000

Fortis Institutional Prime Money Market Fund   Bank of America               61,231,204
                                               Barclays Bank                 37,977,333

                                      108

The Investment Advisers and Subadvisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds
("Intermediaries") for various services out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing, if any. Such additional payments may be for 1) sales of shares, 2) for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and/or for sales of shares, 3) distribution including, but not limited to, access to a third party platform, fund offering list or other marketing programs and/or "shelf space" ("Additional Payments"). Additional payments for marketing programs include, but are not limited to, inclusion of a fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs granting access to the intermediary's sales force and obtaining other forms of marketing support. These Additional Payments made by the Investment Advisers or the Subadvisers or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an
Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing,"
may represent a premium over payments made by other fund families, and
Intermediary investment professionals may have an added incentive to sell or recommend a Fund or share class over others offered by competing fund families.
The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary. For several Funds, revenue sharing differs for the same Fund across certain intermediaries.

A number of factors are considered in determining whether to make Additional
Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the Funds status on a preferred or recommended fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Advisers or their affiliates may offer other incentives, such as sponsorship of educational or client seminars.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which must be met for the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Aston/Veredus
Aggressive Growth Fund, Aston/Veredus Select Growth Fund, Aston/TAMRO Small Cap
Fund, Aston/Smart Portfolios Fund, Aston/New Century Absolute Return ETF Fund
and Aston/Barings International Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. Distributions derived from net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed to shareholders as long-term capital gain.

      The portfolio turnover rate for each Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in each Fund's Prospectus. The portfolio turnover rate for the Aston/Veredus Select Growth Fund varied significantly between fiscal year 2008 and fiscal year 2007 due to managing the
Fund's portfolio during periods of extremely high market volatility.

                                      109

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      Except for Aston/Neptune International Fund, Aston/New Century Absolute
Return ETF Fund and Aston/TAMRO Small Cap Fund, each Fund's portfolio holdings as of the end of each calendar month are generally posted on the Funds' Web site, www.astonfunds.com, on or about the twentieth day after the month-end.
Portfolio holdings for Aston/Neptune International Fund are made available quarterly upon the filing of annual and semi-annual shareholder reports and quarterly holding reports. Such filings are generally made within sixty (60)
days of each fiscal quarter. Portfolio holdings for Aston/New Century Absolute
Return ETF Fund and Aston/TAMRO Small Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds' website on or about the twentieth day after the quarter-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

      The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Trust's custodian, pricing services, fund accountants,
Investment Adviser, Subadvisers, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information.
Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Funds have a legitimate business purpose to provide the information and the disclosure is in the Funds' best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of
the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the third parties (other than service providers) that receive the Funds' portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:

     NAME          FREQUENCY              FUNDS              LAG TIME
----------------   ---------   ---------------------------   --------
TRACKING SERVICE
VESTEK              Monthly    Aston Growth Fund               None
                               Aston/Montag & Caldwell
                               Growth Fund
                               Aston/Optimum Mid Cap Fund
                               Aston/TAMRO Small Cap Fund
                               Aston/TAMRO All Cap Fund
                               Aston/Veredus Aggressive
                               Growth Fund
                               Aston Balanced Fund
                               Aston/Montag & Caldwell
                               Balanced Fund
                               Aston/TCH Fixed Income Fund

      Disclosure of the Funds' portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance
Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

    Each Fund discloses its portfolio holdings to the extent required by law.

                                      110

                             DESCRIPTION OF SHARES

    The table below summarizes the class(es) of shares that each Fund offers.

                  FUND                         CLASS N   CLASS I   CLASS R   CLASS S   CLASS Y   CLASS YS
--------------------------------------------   -------   -------   -------   -------   -------   --------
Aston/Montag & Caldwell Growth Fund               -         -        -
Aston/Veredus Select Growth Fund                  -         -
Aston Growth Fund                                 -         -        -
Aston/Optimum Large Cap Opportunity Fund          -
Aston Value Fund                                  -         -
Aston/TAMRO All Cap Fund                          -
Aston/River Road Dividend All Cap Value Fund      -         -
Aston/Optimum Mid Cap Fund                        -         -
Aston/Montag & Caldwell Mid Cap Growth Fund       -
Aston/Cardinal Mid Cap Value Fund                 -
Aston/River Road Small-Mid Cap Fund               -         -
Aston/Veredus Aggressive Growth Fund              -         -
Aston/TAMRO Small Cap Fund                        -         -
Aston/River Road Small Cap Value Fund             -         -
Aston/Barings International Fund                            -
Aston/Neptune International Fund                  -         -
Aston/Fortis Global Real Estate Fund              -
Aston/Smart Portfolios Fund                       -
Aston/New Century Absolute Return ETF Fund        -
Aston/MB Enhanced Equity Income Fund              -
Aston/Fortis Real Estate Fund                     -         -
Aston/Montag & Caldwell Balanced Fund             -         -
Aston Balanced Fund                               -
Aston/TCH Fixed Income Fund                       -         -
Aston/Fortis Investor Money Market Fund           -
Fortis Government Money Market Fund                         -                   -
Fortis Tax-Exempt Money Market Fund                         -                   -
Fortis Treasury Money Market Fund                           -                   -
Fortis Institutional Prime Money Market Fund                                              -         -

      Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are six classes of shares issued by the Funds of the Trust. Class N, I, R, S, Y and YS shares will not be subject to an initial sales charge or a contingent deferred sales charge.
Class S and YS shares will be subject to a shareholder service fee with a maximum annual fee of 0.25% of average daily net assets. Class N and S shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares will be subject to a Rule 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I,
Class Y and Class YS shares have no rights with respect to a Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I, Class R, Class Y and Class YS shares is available by calling 800 992-8151.

                                      111

MINIMUM INITIAL INVESTMENTS

    The minimum initial investment for Class N, Class R and Class S shares is
$2,500 for each Fund, and the subsequent minimum investment is $50.

    The minimum initial investment for the Funds by Individual Retirement
Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/ Uniform
Transfer to Minor Accounts is $500. The subsequent minimum investment for each account type is $50.

                                               MINIMUM INITIAL
              CLASS I SHARES                     INVESTMENT
--------------------------------------------   ---------------
Montag & Caldwell Growth Fund                    $5 million
Aston Growth Fund                                $5 million
Aston/Veredus Select Growth Fund                 $2 million
Aston Value Fund                                 $2 million
Aston/River Road Dividend All Cap Value Fund     $1 million
Aston/Optimum Mid Cap Fund                       $2 million
Aston/River Road Small-Mid Cap Fund              $1 million
Aston/Veredus Aggressive Growth Fund             $2 million
Aston/TAMRO Small Cap Fund                       $2 million
Aston/River Road Small Cap Value Fund            $1 million
Aston/Fortis Real Estate Fund                    $2 million
Aston/Barings International Fund                 $1 million
Aston/Neptune International Fund                 $1 million
Montag & Caldwell Balanced Fund                  $1 million
Aston/TCH Fixed Income Fund                      $2 million
Fortis Government Money Market Fund              $1 million
Fortis Tax-Exempt Money Market Fund              $1 million
Fortis Treasury Money Market Fund                $1 million

                                               MINIMUM INITIAL
              CLASS Y SHARES                     INVESTMENT
--------------------------------------------   ---------------
Fortis Institutional Prime Money Market Fund     $5 million

                                               MINIMUM INITIAL
              CLASS YS SHARES                    INVESTMENT
--------------------------------------------   ---------------
Fortis Institutional Prime Money Market Fund     $5 million

      There is no minimum subsequent investment for Class I, Class Y and Class
YS shares. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees.
The minimum investment is waived for Trustees of the Trust and employees of the
Investment Adviser to the respective Fund, the Subadviser of each respective
Fund, the Fund's Administrator and their affiliates, as well as their spouses.
The Trust reserves the right to waive a Fund's minimum initial investment requirement for any reason. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I shares are intended for accounts with balances over the minimum initial investment.

                                      112

ANTI-MONEY LAUNDERING LAWS

      The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to
"freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

      Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds.
An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston
Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

      Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N, Class R and Class S shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

      The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Trust Instrument provides that the Board of
Trustees will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Funds entitled to vote. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

      Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or
Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

                                      113

EXPENSES

      Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each fund of the Aston Funds on the basis of relative net assets.
Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds' custodian, Administrator, Subadministrator and transfer agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares. New class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan
(including obtaining shareholder approval of such plan or any amendment thereto)
will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the
Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

      Notwithstanding the foregoing, the Investment Adviser, the Subadvisers or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically
4:00 p.m. Eastern time. In addition, Fortis Government Money Market Fund, Fortis
Tax-Exempt Money Market Fund, Fortis Treasury Money Market Fund and Fortis
Institutional Prime Money Market Fund also calculate net asset value each business day at 10:00 a.m. and 12:00 p.m. Eastern time for its Class S Shares and 10 a.m., 12 p.m. and 2 p.m. Eastern time for its Class I shares. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Money Market Funds also observe the following holidays:
Columbus Day and Veterans Day.

      The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities
(expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used.
Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of
Trustees.

                                      114

      Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.
Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

      Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation.
Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources.
Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Subadvisers in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

MONEY MARKET FUNDS

      The securities held in portfolios of the Fortis Money Market Funds, and the debt securities with maturities of sixty days or less held by the other
Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      A Fortis Money Market Fund's use of amortized cost and the maintenance of such Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940
Act, provided that certain conditions are met. Rule 2a-7 also requires the Board of Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fortis Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the
Funds' current net asset value per share calculated using available market quotations from the Funds' amortized cost price per share at such intervals as the Board of Trustees deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board of Trustees is required to consider promptly what action, if any, should be initiated, and, if the Board of Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board of Trustees is required to take such corrective action as it deems appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the
Board of Trustees has the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each Fund must annually distribute at least 90% of its investment company taxable income paid without regard to the deduction for dividends paid by the Fund.

                                      115

      In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market could exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

                               REDEMPTIONS-IN-KIND

      Larger redemptions may be detrimental to a Fund's existing shareholders.
While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a
"redemption-in-kind." A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. For shares that are not held in a tax deferred account, redemptions-in-kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

                                    DIVIDENDS

      Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.

                              FEDERAL INCOME TAXES

      The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.

FUND TAXATION

      Each Fund intends to qualify or to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii)
distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other

                                      116

securities of issuers which represent, with respect to each issuer, no more than
5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain investments, including certain commodity ETFs.

      To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes.
Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

      A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value
(or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income
(instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

      A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

      A Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the
Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The
Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a
RIC, and minimize the imposition of federal income and excise taxes.

                                      117

      A Fund may invest to a limited degree in MLPs and ETFs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC's total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP or ETF in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP's or ETF's income regardless of whether the Fund receives any distribution from the MLP or ETF. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to a Fund from an MLP or ETF that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund's basis in its interest in the MLP or ETF. If a fund's basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

      Aston/River Road Dividend All Cap Value Fund and Aston/Fortis Global Real
Estate Fund may invest to a limited degree in royalty and income trusts.
Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for
U.S. federal income tax purposes. The Fund intends to invest only in royalty and income trusts that are treated as corporations for U.S. federal income tax purposes.

      If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold)
without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a
Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

      Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" (i.e., treated as if they were sold) for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                                      118

      If a Fund receives an "excess distribution" with respect to the stock of a passive foreign investment company ("PFIC"), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50%
of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

      Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A
Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

      The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the IRS, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion")
will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related
REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
In addition, if at any time during any taxable year a "disqualified organization" (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

                                      119

SHAREHOLDER TAXATION

      With respect to Funds other than the Tax-Exempt Fund (see discussion below), shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds.
Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income.
For taxable years beginning prior to January 1, 2011, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code
(generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds'
shareholders.

      To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund's shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level),
(1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United
States) or (b) treated as a PFIC.

      If a Fund receives dividends from an ETF that qualifies as a RIC and the
ETF designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the ETF.

      Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distribution it paid.

                                      120

      Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the shares. In such case, the shareholder's tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

      When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder.
Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder's federal income tax liability and the shareholder may obtain a refund from the
IRS if withholding results in an overpayment of federal income tax for such year.

FOREIGN TAXATION

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser and Subadvisers intend to manage the
Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) for more than 15 days during the 31-day period beginning 15 days before the ex-dividend date to be eligible to claim a foreign tax credit with respect to such dividend. These same holding period rules also generally apply at the Fund level; thus a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the electing Fund's income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S.
sources. The limitation on the foreign tax credit is applied separately to foreign source passive income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a
Fund.

                                      121

      The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from an ETF Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because each ETF Fund will invest a large portion of its assets in shares of ETFs, its distributable income and gains will normally consist largely of distributions from the ETFs in which it invests ("underlying ETFs") and gains and losses on disposition of shares of the underlying ETFs. Generally, the character of the income or capital gains that an
ETF Fund receives from the underlying ETFs will pass through to the Fund's shareholders as long as the Fund and underlying ETF qualify as RICs. However, to the extent that an underlying ETF that qualifies as a RIC realizes net losses on its investments for a given taxable year, an ETF Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying ETFs in which it invests) until it disposes of shares of such underlying ETF. Moreover, even when an ETF Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, an ETF Fund will not be able to offset any capital losses from its dispositions of underlying ETF shares against its ordinary income (including distributions of any net short-term capital gains from an underlying ETF that qualifies as a RIC). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that an ETF Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying ETFs, rather than investing in shares of the underlying ETFs. For similar reasons, the character of distributions from an ETF Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying ETFs.

      Depending on an ETF Fund's percentage ownership in an underlying ETF both before and after a redemption of the underlying ETF's shares, the Fund's redemption of shares of such underlying ETF that qualifies as a RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income
(although possibly eligeible for qualified dividend income treatment) on the full amount of the distribution instead of receiving capital gain on only the amount received in excess of the basis in the shares of the underlying ETF. This might be the case, for example, where an ETF Fund holds a significant interest in an underlying ETF and redeems only a small portion of such interest.

TAX-EXEMPT FUND

      Fortis Tax-Exempt Money Market Fund (the "Tax-Exempt Fund") intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of the Fund's net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have federal alternative minimum tax consequences. Distributions of net investment income received by this Fund from taxable securities or from net short-term capital gains, if any, realized by the
Fund will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Fund. Gains of the Tax-Exempt Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

                                      122

      Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of this Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users")
of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Fund. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds.
Moreover, some or all dividends received from the Tax-Exempt Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a foreign corporate shareholder's federal "branch profits" tax liability, and an S corporation shareholder's federal tax on "passive investment income."

      Shareholders of the Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states. Issuers of securities purchased by the Tax-Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

      Exempt interest dividends, as well as other distributions by the Fortis
Tax-Exempt Money Market Fund, and redemption proceeds paid to you may be subject to backup withholding, if you fail to provide the Fund with your taxpayer identification number and required tax certifications.

      Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

OTHER TAXES

      Dividends and distributions also may be subject to state and local taxes.
Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

      The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax
(or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S.
investor with respect to dividends attributable to "qualified short-term gain"
(i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S.
source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not designate such amounts.

                                      123

      Special rules apply to foreign persons who receive distributions from a
Fund that are attributable to gain from "United States real property interests"
("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a
"United States real property holding corporation." The Code defines a United
States real property holding corporation as any corporation whose USRPIs make up
50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), the distribution of gains from USRPIs to foreign shareholders that own more than 5%
of a class of such Fund's shares at any time during the one-year period ending on the date of the distribution is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a
U.S. income tax return. To the extent a distribution to such a foreign shareholder is attributable directly or indirectly to gains from the sale or exchange of USRPIs recognized by a REIT in which the Fund invests, the Code treats that gain as the distribution of gain from a USRPI to the foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. income tax filing obligations for the foreign shareholder.

                             PERFORMANCE INFORMATION

      From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

      From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS

      The Funds' audited financial statements for the fiscal year ended October
31, 2008, including the report of KPMG LLP, the Fortis Money Market Funds'
independent registered public accounting firm, and Ernst & Young, the independent registered public accounting firm for each Fund other than the
Fortis Money Market Funds, are incorporated herein by reference to the Funds'
Annual Report as filed with the SEC. The Funds' Annual and Semi-Annual Reports are available upon request and without charge.

                                OTHER INFORMATION

      The prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's prospectuses. Certain portions of the
Registration Statement have been omitted from the prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                      124

                                   APPENDIX A

                            Commercial Paper Ratings

      A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

      "A-1" -- Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+).
This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" -- Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" -- Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" -- Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" -- Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" -- Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by
Moody's for commercial paper:

      "Prime-1" -- Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" -- Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      125

      "Prime-3" -- Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

      "Not Prime" -- Issuers do not fall within any of the Prime rating categories.

      Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" -- Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" -- Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" -- Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate;
however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" -- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" -- Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

      "D" -- Securities are in actual or imminent payment default.

                                      126

               Corporate and Municipal and Long Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" -- An obligation rated "AAA" has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" -- An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      -- PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      127

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" -- Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      "Baa" -- Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" -- Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" -- Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" -- Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" -- Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" -- Bonds are the lowest rated Class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" -- Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      128

      "AA" -- Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" -- Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" -- Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" -- Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

      "B" -- Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" -- Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC"
ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" -- Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

      A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                                      129

      "SP-1" -- The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" -- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc.
for short-term notes:

      "MIG-1"/ "VMIG-1" -- This designation denotes superior credit quality.
Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/ "VMIG-2" -- This designation denotes strong credit quality.
Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/ "VMIG-3" -- This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" -- This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                      130

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Aston Funds
Fortis Investment Management
USA, Inc.
Massachusetts Financial Services Company
Montag & Caldwell, Inc.
Neptune Investment Management Limited
Summary of Optimum Investment Advisors LP
River Road Asset Management, LLC
TAMRO Capital Partners LLC
Taplin, Canida & Habacht, LLC
Veredus Asset Management LLC
New Century Capital Management LLC
Smart Portfolios LLC
Baring Asset Management Group Companies
Cardinal Capital Management L.L.C.
MB Investment Partners, Inc.

                                      131

                                   ASTON FUNDS
                      PROXY VOTING POLICIES AND PROCEDURES

      1. Definitions.

      "Sub-Adviser" shall mean ABN AMRO Asset Management, Inc., Montag &
Caldwell Inc., TAMRO Capital Partners, LLC, Veredus Asset Management LLC, River
Road Asset Management, LLC, MFS Institutional Advisors Inc., Optimum Investment
Advisors, LLC, Taplin, Canida & Habacht Inc., McDonnell Investment Management,
LLC, Neptune Investment Management Limited, Resolution Investment Services
Limited, Baring International Investment Limited, ClariVest Asset Management
LLC, Cardinal Capital Management L.L.C., and Strategic Global Advisors, LLC. The
term includes all sub-advisers to the Funds.

      "Sub-Advisers' PROXY VOTING POLICIES AND PROCEDURES" shall mean the Proxy
Voting Policies and Procedures of each Adviser, as amended from time to time.

      "Board" shall mean the Board of Trustees of Aston Funds.

      "Fund" shall mean a series of Aston Funds.

      "Fund Management" shall mean the Chairman of the Board of Trustees, Chief
Executive Officer or Chief Financial Officer of Aston Funds.

      "Trust" shall mean Aston Funds.

      2. Delegation Of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each
Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and
Procedures and such other information that the Board deems necessary.

      3. Limitations On The Advisers' Responsibilities.

      (i) Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

      (ii) Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S.
securities). In accordance with the Sub-Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

      (iii) Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

      (iv) Board Direction. Notwithstanding the foregoing delegation to the
Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a
Fund's proxies in a manner that is different from the guidelines set forth in the Sub-Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.

      4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the
Sub-Adviser shall monitor the delegate's compliance with these Proxy Voting
Policies and Procedures.

      5. Proxy VotinG Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable
Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc.
maintaining a Fund's proxy voting records or filings on Form N-PX.

      6. Conflicts Of Interest. Each Sub-Adviser shall follow the Conflict of
Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures:
the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable
Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund
Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

            (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser's Proxy Voting Policies and
Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the
Sub-Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;

            (ii) Fund Management may disclose the potential conflict to the
Board and obtain the Board's consent before directing the Sub-Adviser to vote in the manner approved by the Board;

            (iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or

            (iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

                                      132

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

      7. Approval Of Material Changes. Any material changes to the Trust's Proxy
Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser's Proxy Voting
Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

      8. Reports To The Board. At each quarterly meeting of the Board, each
Sub-Adviser shall submit a report to the Board (Exhibit A) describing:

            (i) any issues arising under these Proxy Voting Policies and
Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

            (ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser's
Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers' experience under these Proxy Voting Policies and Procedures and each Sub-Adviser's Proxy
Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

    9. Maintenance Of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The
Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser
shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: November 30, 2006
Amended: September 30, 2007

                                      133

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                   [ ] FUND(S)

                          PROXY VOTING QUARTERLY REPORT

    I, the undersigned Compliance Officer of [Name of Adviser], hereby submit the following report with respect to [ ] Fund(s):

    1. During the quarter ended [ ] there have been no issues that have arisen under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

    2. During the quarter ended [ ] there have been no proxy votes taken by
[Name of Adviser], on behalf of [ ] Fund(s), which were exceptions to [Name of
Adviser]'s Proxy Voting Policies and Procedures.

    3. During the quarter ended [ ] there have been no material changes to [Name of Adviser]'s Proxy Voting Policies and Procedures.

                                 ----------------------------------------------
                                 [         ]
                                 Compliance Officer

Dated:

                                      134

                     FORTIS INVESTMENT MANAGEMENT USA, INC.
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

INTRODUCTION

In an ever-advancing integration process of international financial markets, international institutional investors increasingly regard it as their fiduciary duty to exercise the voting rights of their investments in line with good governance principles. Fortis Investments considers that proxy voting -- the exercise of voting rights -- is a built-in element of the investment process of an active asset manager.

This document forms the voting policy with guidelines on which the voting recommendations of internal and external parties involved are based. However, it should be mentioned that the current voting policy forms a dynamic set of guidelines that evolves is continuously updated and modified to adequately respond to market changes.

Following the start of the proxy voting process for European equities large caps held by Belgian and Luxembourg funds in February 2003, the client base for which proxy voting is done has been gradually broadened to funds in other jurisdictions and to some institutional mandates.

From 1 March 2005, the scope of proxy voting was extended to US, Asian and
European small cap securities held by European portfolios. With the existing coverage of US securities in US portfolios, Fortis Investments delivers worldwide proxy voting services for portfolios, funds as well as institutional mandates, under management. Besides, a process for Corporate and Social
Responsibility (CSR) reporting issues has been in place for European Equities large caps since the start of 2004.

STATEMENT OF PRINCIPLES

In general, Fortis Investments advises its clients to delegate the power to vote proxies to Fortis Investments aiming at enhancing shareholders interests in respect of the issues explained in this policy.

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Fortis Investments shall vote the proxies of its clients solely in the interest of its clients, and ultimately for the participants in the pension funds or shareholders of mutual funds, and for the exclusive purpose of providing benefits to them. Fortis Investments shall not subordinate the interests of its clients to unrelated objectives. Fortis Investments shall act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use.

Fortis Investments shall analyse each proxy, using the guidelines and procedures outlined below, subject to the requirement that all votes shall be cast solely in the interest of our clients. These guidelines cannot and do not purport to be exhaustive; the variety of issues appearing on proxy ballots precludes Fortis
Investments from fashioning a guideline for every potential circumstance.
Instead, these guidelines are intended to cover the most significant and frequent proxy issues that arise. As stated above, issues not covered by these guidelines shall be voted in the interests of the clients of Fortis Investments.

Transparency is one of the major pillars of Corporate Governance. Shareholders must be in a position to understand the strategic, accounting, and financial situation of the company and the corporate outlook in the business fields the company or group operates within. Companies are also expected to disclose evidence that their production, activities and, where applicable, research and development activities respect social and environmental standards.

The information should be accessible via different communication channels and should be adequate in its scope and depth. Its quality will help to guarantee maximum transparency between the Board of Directors and the shareholder.

In assessing the voting items and their effect on the company's long-term health particular notice is taken of the contents of the management report, the auditor's statement, and the accounts and, depending on the Board structure, the supervisory board report. Particular attention is paid to the following pieces of information, which are necessary to understand the state of the company and to assess the voting items with sufficient background:

      The situation of the company/group and its activity during the past financial year

      The foreseeable evolution of the company and its future prospects

      The state of employee shareholdings as of the last day of the financial year

      Any modification in the presentation of the annual accounts (or valuation rules)

      The options outstanding and exercised by employees

      The number of own shares purchased and their use

      The total value of dividends distributed during the last 3 financial years

      Information relative to the share capital

      The ownership structure of the group

      The proportions of outstanding (convertible) bonds and their features

DUTY TO VOTE PROXIES

For clients that have delegated proxy authority to Fortis Investments, Fortis
Investments will make every reasonable effort to ensure that proxies are received and are voted in accordance with these policies.

All Fortis Investments clients are informed that these policies and procedures are in place. All clients are afforded the opportunity to obtain information concerning the voting record of shares held for their beneficial interest.

THE FORTIS INVESTMENTS PROXY VOTING COMMITTEE

Fortis Investments has appointed a Proxy Voting Committee (PVC) that is empowered to establish voting guidelines and is responsible to ensure that these guidelines and procedures are followed. As proxy voting is considered as an integral part of the investment process, the final responsibility for proxy voting lies with the head of the investment division, the Chief Investment
Officer (CIO). The PVC consists of four officers appointed by the company's
Group Executive Committee. The current members are: the CIO, William de Vijlder;
the Head of Socially Responsible Investment, Stewart Armer; the Head of Fund
Legal Service, Paul Mestag, and the Group Compliance Officer, Paul Martin. Each
of the persons can be represented by his/her back-up.

                                      136

Fortis Investments has executed a contract with a proxy voting service provider
(as described more fully below) that will provide Fortis Investments with in depth analysis and recommendations with regard to voting proxies. It is expected that the Committee will generally accept these analyses and recommendations in making its voting decisions, especially in those matters that are deemed routine.

PROXY VOTING PROCESS

Upon receipt of the periodical calendar with the upcoming AGM's or EGM's from the proxy voting service provider (ISS), the relevant Investment Centre analyses the voting recommendations using the web-based application. Based on input of the relevant analyst, the PVC may decide to adapt the voting recommendation of the proxy voting service. Subsequently, the PVC validates the adapted voting recommendation, decides on the percentage of the shares to be blocked for proxy voting - standard 100% of the shares of the positions in eligible funds if this is the market practice -- , and forwards the decision to the Operations department.

The proxy voting service provider requires a mandatory sign off, however, for meetings a sign-off is not obtained by ISS, ballots will be voted according to the vote recommendations made by ISS based on the proxy voting policy.

The Operations department is responsible for the blocking the position (if necessary) in the order management system and updating web-based voting application Votex through which the custodian is informed.

The proxy will be given to the chairman of the company, to a designated person with the company (for countries where the chairman is not allowed) or to the custodian. For extraordinary meetings/resolutions, the PVC can decide to delegate the proxy to vote to the portfolio manager who is responsible for analysing the company, and ask him/her to go to the shareholders meeting.

In proxy matters that are not deemed routine, the Committee will correspond (or meet), analyse the issue and arrive at a voting decision. Voting in these
"non-routine" matters requires also the normal quorum of two Committee members.
 The Committee may also decide to inform the Institutional client of the issue and request that the client instruct Fortis Investments how to vote. The Group
Compliance Officer will maintain records of the Committee actions with regard to these "non-routine" matters.

POTENTIAL CONFLICT OF INTEREST SITUATIONS

It is not anticipated that Fortis Investments will need to address any potential or actual conflict of interest situations when exercising its fiduciary obligations on behalf of its clients. The company does not engage in investment banking activities and does not engage in proprietary trading. A transaction with broker/dealer affiliates (Fortis Bank) is allowed but only to a limited extent and liable to close supervision of the broker evaluation committee.
Nonetheless, the following procedures apply:

                                      137

      -     In general, if the PVC comes to the opinion that there is an appearance of a potential conflict between the company's view and the shareholders interest, the PVC will always accept the voting recommendation on the proxy ballot as an independent fiduciary.

      -     If an Alert is received for shares in Fortis, Fortis Investments will not execute the voting rights on behalf of its clients.
            (Institutional) clients may opt to execute voting rights at the
            Fortis' shareholders meeting by themselves, without the interference of Fortis Investments.

      -     In cases Fortis Investments receives an Alert for a company which is a client of Fortis Investments or of another Fortis metier (or has a close relationship with the involved company), Fortis Investments will take an independent position in deciding how to cast votes, taking into account what is stated at the first bullet above. Where deemed necessary, Fortis Investments will disclose its standpoint to individual clients.

      -     In cases where a PVC member may be perceived to have a less than objective opinion or conflict of interest, that member will be obliged to report the situation to the PVC and will not participate in any decision making on the particular company involved. For purposes of PVC decisions, a conflict of interest will be said to exist if that member owns more than a de minimis number (500) of shares of the subject company in personal investment accounts controlled or directed by such member.

      -     When it is identified that a conflict of interest may arise when resolutions are proposed by the company where the position of shareholders and owners of corporate bonds may be contradictory (see paragraph about "bundled proposals" on page 15). In deciding how to cast the votes, Fortis Investments will also take account the positions of individual clients in corporate bonds of the involved company.

Records of all potential conflicts of interest and their resolution will be kept as part of the PVC minutes.

PROXY VOTING SERVICE PROVIDER

Fortis Investments has executed a contract with proxy voting service providers,
ISS to obtain proxy voting recommendations and to maintain proper voting records. In order to ensure that all reasonable efforts are made to obtain and vote proxies, the PVC has established proxy voting process procedures as explained in the paragraph above.

The diversity of the market practice in different countries makes it difficult to fix a rigid all-encompassing recommendation for the voting items of all general meetings. This sometimes demands a deviation from a threshold previously set by the proxy voting provider. These country specific idiosyncrasies and reasons for deviation, however, are concisely explained in the voting reports produced.

FORTIS INVESTMENTS DUTIES:

      -     All customer agreements with Institutional clients contain a section that either retains proxy-voting authority with the client or authorizes Fortis Investments to vote proxies. The Sales departments of the local Fortis Investments entities maintain a list of all clients that have delegated voting authority to Fortis Investments.
            For funds, this list is maintained and updated by the Funds
            Secretariat departments.

      -     In all cases where Fortis Investments has received special voting instructions from an Institutional client, the Sales department will provide a copy the PVC to incorporate in the voting decisions and other relevant records.

      -     In all cases where Fortis Investments has been designated, the local
            Operations department provides a written notice to all client custodians instructing that all ballots, meeting notices and other proxy materials to be provided to Fortis Investments.

      -     The PVC has designated the Operations department with the authority to submit voting instructions through the Votex application based on the validation of adapted voting recommendations by the PVC.

ISS Duties

      -     Using the proxy voting guidelines of Fortis Investments as detailed below from sections 1 -- 9, providing voting recommendations through the web based system Votex;

      -     Global Voting Agent Service: Execute votes through delivery of voting instructions to relevant custodian;

      -     Maintain records of votes and disclosing through reporting functionalities in Votex.

The following section describes the general guidelines that the PVC will use to vote proxies in the best interest of clients.

                                      138

                       PROXY VOTING -- GENERAL GUIDELINES

As stated above, Fortis Investments receives detailed analysis and recommendations used for making informed voting decisions. These guidelines, developed by the proxy voting provider and tailor made by Fortis Investments, do not cover every potential voting issue. Accordingly, where the guidelines do not cover a specific issue, or where to vote in accordance with such guidelines would be contrary to the best interest of the client, the PVC will use its best judgment, based on the opinion of the relevant Investment Centre, to vote proxies in the best interest of the client. As described above and as noted
below, certain issues have been deemed to be "non-routine" by the PVC and will reviewed in every instance on a case-by-case basis.

The balance between finance and influence requires both proportionality between the shareholder's contribution and influence ("one share, one vote") and between the shareholder's contribution and return ("one share, one dividend). The golden rule of shareholder rights to be followed by companies is "one share -- one vote
-- one dividend".

Fortis Investments will vote against any mechanisms that would breach the one share, one-vote principle by favouring one or a specific group of shareholders or entrenching them by installing such mechanisms as listed below. Depending on the nature, severity of impact and complexity of the entrenching mechanism
Fortis Investments will vote on a case by case basis.

1. VOTING RIGHT DISTORTIONS

AGAINST:

-     MULTIPLE VOTING SHARES

They can exist directly in form of two different classes of shares with equal par-value or no par-value but with different voting rights or in form of shares with dissimilar par-value (and different market price) and yet the same voting right.

-     NON-VOTING DEPOSITORY RECEIPTS

Depository receipts only give right to a dividend and a share in the company's assets in case of liquidation. The voting right is separated from the security and exercised by an "Administration office" which has to be composed of independent members. Voting rights can in some cases be obtained but are usually restricted by a vigorous voting right ceiling.

-     OWNERSHIP CEILING

When the number of shares a shareholder can own directly or indirectly (as proxy) and thus can vote (if voting right is attached) is restricted.

-     VOTING RIGHT CEILING

When a shareholder can hold any amount of shares but the voting right will be capped upon reaching a given threshold or progressively reduced through a series of threshold that curb the voting right by demanding to aggregate a certain number of shares in order to cast one vote.

-     PRIORITY SHARES

Priority shares reserves certain privileges for one or more shareholders. The holder of such a priority share may have the opportunity to appoint directors directly to a board, to lodge multiple votes with one share or to give his or her consent to a director's appointment.

                                      139

-     GOLDEN SHARE

One or more prerogatives are reserved for the holder of a golden share
(typically a governmental entity) such as a veto right with regard to a specific resolution, as for example a merger, foreign participation in the share capital and the appointment of directors.

CASE BY CASE:

-     NON-VOTING SHARES

Some non-voting shares (NVS) give right to a preferred dividend in lieu of the voting right while others do not have voting rights because of the separation of the share into two parts, one part giving access to the dividend and the other to the voting right (e.g. investment certificates in France).

Fortis Investments would abstain if all of the below criteria for the NVS are met:

-     the right for a preferred dividend

-     the mark-up of the preferred dividend should be no more than 10% of the regular dividend,

-     the NVS represent less than 10% of the capital, and

-     coherent justification for issuing NVS.

In all other cases Fortis Investments votes against the resolution.

2. ACCOUNTS AND DIVIDENDS

CASE BY CASE:

-     FINANCIAL STATEMENTS & PROFIT DISTRIBUTION

A refusal to approve the accounts can be justified if statutory auditors express reservations or refuse to certify the accounts after having discovered serious irregularities, or, more generally, if Fortis Investments believes that the general policy of the managers is clearly in contradiction with shareholder interests, without, strictly speaking, being in disagreement with the accounts.

The company's profit distribution rationale needs to balance the profit expectations of the shareholders with the financial needs of the company for a sustainable medium and long-term development. Lack of sufficient information for shareholders to indicate why, for example, dividends have decreased in comparison to the previous year leads Fortis Investments to vote against the resolution.

-     SPECIAL (PREFERRED) DIVIDEND

Certain shares categories give right to a special dividend, which will be received prior to allocating dividends to ordinary shares. Special dividends may feature a cumulative component, i.e. if the profits are insufficient, this dividend will be deferred. It is also possible that a special dividend is granted to all shareholders. Special dividends may also serve as an alternative to accepting new shares with a par value different to that of the ordinary shares. Shareholders have the choice than of taking the shares or receiving the dividend in cash.

To check the appropriateness of a special dividend, Fortis Investments will look at such issues as the stability of the company's financial structure after the pay-out, the alternative investments for the future of the company, and the equal treatment of shareholders.

-     MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered as non-routine items by Fortis
Investments and, as such, are always reviewed on a case by case basis from a transparency, corporate governance as well as a financial point of view. Items that will be taken into account include:

      -     The impact of the merger on shareholder value.

      -     Anticipated financial and operating benefits realizable through synergies.

      -     The offer price i.e., cost vs. premium

      -     Financial viability of the combined companies as a single entity.

                                      140

      -     An analysis of the arm's length nature of the transaction, potential conflicts of interest and an assessment of the deal maker's "good faith".

      -     The presence or lack of a fairness opinion.

      -     Proposed changes in corporate governance and their impact on shareholder rights.

      -     The impact on community stakeholders and employees in both workforces.

3. SHAREHOLDER PROPOSALS AND DERIVATIVE ACTION

The majority may in certain cases take actions that are contrary to the company's interests. Thus in order to prevent potential abuse against the interests of the company, minority shareholders should be able to exert influence through such means as convening a general meeting and submitting agenda items to take action on behalf of the company where the majority rule governing the general meeting may cause damage to the company.

CASE BY CASE:

-     SHAREHOLDER PROPOSAL -- EXTRAORDINARY GENERAL MEETING

In order to befittingly respect shareholder democracy, shareholders should be in a position to add agenda items and convene extraordinary general meetings.
Proposing a threshold beyond 20% or below 1% of share capital for doing so will incur an against vote in both cases.

-     DERIVATIVE ACTION

Shareholders have to be allowed to take legal action whenever the company bodies are affected by severe dysfunction or whenever the company has suffered damage.

Fortis Investments will support any resolution that would introduce or facilitate legal proceedings to compensate shareholders for damage suffered by the company, to cancel resolutions of a general meeting, to cancel Board decisions, and to appoint a provisional director or expert (control function).
Any resolution curbing these or similar rights would be opposed by Fortis
Investments.

                                      141

4. VOTING PROCEDURES

Shareholders need sufficient time to assess the items on the agenda in order to be able to vote in an informed way. In addition, procedures should be made as smooth and safe as possible to facilitate the voting needs of domestic as well as international shareholders.

FOR:

-     POSTAL AND INTERNET VOTING

Fortis Investments will support direct voting by mail or by electronic means as they skip time consuming intermediaries (brokers, global and local custodians), allow for a direct vote without proxy and, in case of the latter medium, save delivery time.

-     COUNTING OF BALLOTS

Fortis Investments will support any resolution that takes into account all votes cast irrespective of the way the vote was delivered to the meeting, i.e. be it mailed, electronically

transmitted or registered by a show of hands (the show of hands vote here refers to the counting of all votes of the respective person, not the one-hand, one-vote method as for example in the United Kingdom)

CASE BY CASE:

CONFIDENTIAL VOTING (SECRET BALLOT)

FORTIS INVESTMENTS SUPPORTS THE INTRODUCTION OF CONFIDENTIAL VOTING, IN ORDER TO
ENABLE ALL SHAREHOLDERS TO VOTE FREELY WITHOUT BEING INHIBITED BY ANY PERSONAL
OR MATERIAL TIES BUT JUDGES PROPOSALS OF COMPANIES ON A CASE BY CASE BASIS WHILE
CONFIDENTIAL VOTING MAY CONFLICT WITH THE PRINCIPLES OF TRANSPARENCY.

-     PROXY VOTING

Fortis Investments favours companies that allow any person to be appointed as a proxy. Blank proxies should neither be cancelled nor cast in favour of Board proposals but lodged with regard to the beneficiary's voting profile, if available to the appointed proxy.

AGAINST:

-     COUNTING OF BALLOTS

Fortis Investments rejects resolutions that restrict the validity of the vote to a specific delivery method.

5. CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals including leveraged buyouts, spin-offs, liquidations and asset sales are considered by Fortis Investments on a CASE-BY-CASE basis. As noted below, Fortis Investments considers many of these items non-routine.

SPIN-OFFS:

Fortis Investments views spin-offs as non-routine and will vote on a
CASE-BY-CASE basis through an analysis of the potential tax and regulatory advantages, planned use of proceeds, market focus and managerial incentives.

                                      142

ASSET SALES:

Asset Sales, considered non-routine by Fortis Investments, will be voted on a
CASE-BY-CASE basis considering such factors as the impact on the balance sheet and working capital, the value received for the asset and the potential elimination of diseconomies.

LIQUIDATIONS:

Votes by Fortis Investments will be made on a CASE-BY-CASE basis after considering such factors as management's efforts to pursue other alternatives, appraisal value of the assets and the compensation plan for executives managing the liquidation.

6. SHARE CAPITAL

The decision to increase the share capital through the issuing of new shares or other financial instruments such as warrants, convertible bonds and options should be taken by the general meeting. A planned increase should attribute subscription rights to existing shareholders and to those with rights to shares.
These so-called pre-emptive rights should only be waived in exceptional circumstances, as they carry economic value and prevent against the dilution of voting power, if the increase concerns voting shares. Fortis Investments puts particular emphasis on this point as the effects of the capital increase with the exclusion of pre-emptive rights are imminent. In weighing the appropriateness of an exclusion of such rights, Fortis Investments will carefully take into account the interests of both company and investors. Fortis
Investments will apply similar strict assessment criteria for the decrease of share capital through buybacks, as delineated below.

SHARE CAPITAL INCREASE

CASE BY CASE:

-     SHARE CAPITAL INCREASE WITH EXCLUSION OF PRE-EMPTIVE RIGHTS

Any share capital increase that disregards pre-emptive rights above 5% needs to justify such an increase convincingly. A share capital increase through shares or rights thereto without respect for pre-emptive rights over 20% of the issued capital will generally be voted against unless the Board can give compelling justification for this extensive increase. Such an increase might, for example, be supported in case of an imminent acquisition but not for a possible future acquisition or a purpose that is so vague that the authorisation may in fact be used as an anti-takeover device to dilute a predator's voting power without prior consent from shareholders. No authorisation should exceed two years.

AGAINST:

-     AUTHORISED CAPITAL DURING A TAKEOVER

In this resolution the Board of Directors expressly asks ahead of a possible takeover threat for shareholder authorisation to install a poison pill or issue priority shares. It is prohibited in most countries where it is impossible to use authorised capital once a takeover bid is launched.

SHARE BUYBACK

CASE BY CASE:

-     SHARE BUYBACK

The authorisation to repurchase its own shares may be beneficial for the company:

-     to merge, to acquire or to establish strategic alliances with other companies,

-     to remunerate and motivate employees and/or directors by selling or assigning them shares at a low price (even within the framework of stock option plans), or eventually for free (e.g. in Italy), or

-     to provide the company with anti-takeover devices (if the targeted receiver is a 'friendly' party).

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Fortis Investments will vote in favour of the resolution if the buyback does not, at any time, exceed 15% of the issued capital (including shares held by subsidiaries) and the period of authorisation is no more than 18 months. The authorisation should furthermore not be executable during a takeover and the maximum purchase price and minimum selling price should not surpass 5% per cent below and above the average market price over a representative period respectively at the moment of transaction. If the resolution refers to a day price, a deviation of 10% is acceptable.

EMPLOYEE STOCK OWNERSHIP PLANS ("ESOPS"):

FOR:

Fortis Investments favours proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for ESOPs except in cases where the number of shares allocated to the ESOP is deemed excessive i.e., generally greater than 5 percent of outstanding shares for executive programs and 10 percent of outstanding shares for all employees.

CAPITAL STRUCTURE

CASE BY CASE:

-     DEBT RESTRUCTURING

Fortis Investments will evaluate these non-routine proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan considering the following:

      -     Dilution, both of the ownership interests of existing shareholders and to future earnings.

      -     Whether the proposal would result in a change of control at the company.

      -     The threat of bankruptcy, its potential impact on shareholder value and if a bankruptcy is the main factor driving the restructuring.

      -     Support will generally be withheld if there are clear signs of market abuse.

7. THE BOARD

Fortis Investments assumes that both the one-tier structure and the two-tier structure have their advantages and drawbacks. There is no one structure that is generally preferred or opposed by Fortis Investments but rather the way the structure is applied by the company, as will be discussed below.

ELECTION OF DIRECTORS

Any director that is nominated for election or holds a directorship should be individually judged on his/her competencies, independence and experiences. The
Board(s) should be composed of directors who have the complementary, knowledge, skills and backgrounds necessary to run, or in the case of non-executive directors (NEDs) supervise, consult and control, the enterprise.

CASE BY CASE:

-     AGE LIMITATION

Fortis Investments sets the maximum age limitation for the eligibility of executive directors to 65 and for non-executive directors to 70. Fortis
Investments abstains from voting if the above limitations are exceeded and if they are not accompanied by convincing explanations of why the company feels the nominations to be appropriate. Generally speaking, Fortis Investments favours to limit the number of the board members who are involved in the management of the company.

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BEST PRACTICE COMPOSITION ON INDEPENDENCE

A) One-Tier Board best practice composition on independence:

      1.    At least, half of the Board composed of independent non-executive directors. Some distinctions can be made on this general rule: in case of a board with at least 50% of compulsory employee
            representatives and for companies with a majority shareholder. In these cases it is required to have a minimum of one-third of independent non-executive directors in the board. Secondly for some jurisdictions the concept of potentially independent directors is introduced for countries that do not have a tradition of identifying their independent directors.

      2.    At most, one third of the Board composed of executive directors.

      3.    At least three independent directors should be present on the Board

B) Two-Tier Board best practice composition on independence:

      1.    At least, one half of the supervisory board is composed of independent directors

      2.    At least three independent directors should be included on the supervisory board.

Depending on the movement that the Board as a whole would take if one or more directors were elected, Fortis Investments votes as follows:

-     SIZE

Fortis Investments expects that Boards should be neither so small that they lack needed expertise or diversity in experience and independence, nor so large as to become inefficient and hinder decision-making. Thus ideally company's board(s)
should be composed of no more then 12 or less then 8 members. Fortis Investments does not favour a one-tier board with less than 6 or more then 18 members
(unless legally required); votes will be made on a case by case basis. For a two-tier board, Fortis Investments will vote on a case by case basis if the board size exceeds the number of 8 members or the supervisory board size exceeds the number of 10 members.

-     NOMINATION, RENEWAL AND APPOINTMENT OF EXECUTIVE DIRECTORS

A resolution for the nomination, renewal and appointment of executive directors, will be approved if

-     the resolution concerns an individual and not a group of people;

-     there is sufficient biographical information is available

-     the nomination process is fair

-     the mandate does not exceed 6 years

-     the nomination respects the equilibrium of the Board structure (see above)

-     the function of Chairman and CEO is clearly separated.

-     DISCHARGE TO THE BOARD OF DIRECTORS

As the discharge has more than only a symbolic value in some countries, Fortis
Investments treats this resolution very prudently in order not to rule out possible legal claims.

REMUNERATION OF DIRECTORS

CASE BY CASE:

REMUNERATION OF NON-EXECUTIVE DIRECTORS (NEDS)

In order to uphold the supervisory and consultative role of NEDs that allows for dispassionate intervention whenever necessary, Fortis Investments considers that their remuneration should be free from the achievement of short-term financial results. Apart from fees which should be tied to attendance, the remuneration of
NEDs can include shares to ally their interest to that of the company. The whole remuneration package should be aligned to the commitment and dedication expected from NEDs to fulfil their duties. Fees of NEDs could also be paid in shares if these shares need to be held for at least the duration of the Board mandate.

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-     REMUNERATION OF EXECUTIVES

Executive directors should be motivated by variable remuneration linked to company performance. A fixed salary, which should be determined by the Board according to the report of the Remuneration Committee, should be in line with both national and sectoral standards. It must be reviewed regularly by the
Remuneration Committee. Variable performance linked remuneration components are meant to reward exceptional performance and as such should ideally be linked to a peer group benchmark. In assessing the viability of a scheme, Fortis
Investments checks on its proportion to the issued capital, its performance criteria and the vesting and holding periods.

-     APPROVAL OF PAY PACKAGE

Depending on the markets and the respective cultures, remuneration is a sensitive topic touching on issues such as the security and privacy of the individuals concerned, and the competitiveness of the company in attracting, retaining and motivating top executives. Fortis Investments favours full disclosure of all remuneration components for each director serving on the Board in order to vote in favour of a resolution approving the remuneration. The different components making up the pay need to be identified and their respective policies explained. The pay should be transparent enough for shareholders to allow them to distinguish the remuneration of executives from that of NEDs.

8. MISCELLANEOUS

-     RATIFICATION OF AUDITORS

Auditor independence is essential for rendering objective opinions. All proposals to ratify auditors will be examined for potential conflicts of interest with particular attention to the fees paid to the auditor. Fortis
Investments will generally vote as follows:

-     FOR proposals to ratify auditors when the amount of audit fees is greater than that for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or
      (2) there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

BUNDLED PROPOSALS

Fortis Investments will review bundled or "conditioned" proposals (proposals involving different asset classes) on a CASE-BY-CASE basis. In cases where the items are conditioned upon each other, the benefits and costs of the packaged items will be examined. In cases when the joint impact of the conditioned items is not in the clients' best interest, Fortis Investments will vote AGAINST the proposals. Conversely, if the combined effect is positive, Fortis Investments will vote FOR the proposals.

CORPORATE SOCIAL RESPONSIBILITY

This section sets out Fortis Investments Corporate Social Responsibility (CSR)
voting guidelines. The CSR Voting Service proposes guidance for an additional filter to the Voting Profile: the Corporate Social Responsibility filter. With this filter Fortis Investments reviews the transparency of companies on CSR issues. Insufficient CSR transparency triggers a voting alert report. The alert report recommends an abstention or vote against the company's request to approve annual accounts.

Corporate Social Responsibility is the alignment of business operations with social values. As mentioned by the EU Green Paper, CSR companies contribute voluntarily to a better society and a cleaner environment. They recognise three kinds of responsibility: economic, environmental and social. It is about tackling the issues of the workplace, human rights, and the community -- all integrated in core business strategies. These developments reflect the growing expectations that stakeholders have regarding the role of companies. Investors believe they have a right to transparency, not only on financial and corporate governance issues, but also on what they call the "triple bottom line": the environment, employees, and society as a whole. The principle underlying these expectations is that shareholders have the right to understand the risk born by the company they invest in. This information will of course interest other stakeholders as well.

                                      146

Corporate Social Responsibility, like Corporate Governance, embraces two central concepts: accountability and transparency. Companies are expected to be more transparent in disclosing and communicating their policies and practices as these impact the environment, employees and communities. It is no longer optional for a company to communicate its environmental and social impacts; such information is demanded by stakeholders, regulators, and Non-Governmental
Organisations in an information-driven economy.

A company that is considered a good corporate citizen is one that demonstrates a commitment to its stakeholders through socially responsible business practices and transparent operations.

THE CSR STANDARD

Once a company recognises the importance of being a good corporate citizen, the key to a real dialogue is trust, resulting from recognised accountability and transparency. The CSR Standard is therefore based on disclosure. It assesses the availability for shareholders of relevant CSR information, without providing any judgement on the content of existing information.

The various CSR issues taken into account for the Standard are detailed below.
The Standard draws heavily on the United Nations Global Compact's nine principles and the Global Reporting Initiative (GRI), which collaborate together since March 2003 to foster better corporate reporting on CSR issues. The
Standard's disclosure requirements go further than the legal requirements of most countries. Indeed, being socially responsible means doing more than the legal minimum. Public companies should comply with the Standard to allow a truly informed vote of investors.

The company's CSR transparency is assessed based on three key CSR factors
(environment, human resources and society) and two accountability factors (board commitment and reporting). Each factor is divided in at least six different aspects; namely commitment, policy, performance, targets, independent review, and senior management responsibility (see appendix). This adds up to a total of
34 criteria, which constitute the CSR analysis grid. A score is assigned to a company under review for each factor based on its transparency level. If the company's total transparency level is below the alert threshold, Deminor issues an alert report, proposing to abstain or oppose the approval of annual accounts.

For 2004, it has been decided by the Proxy Voting Committee not yet to vote against on CRS issues on shareholder meetings in case of transparency levels are below the threshold, but instead sending a letter to the board of the involved company in order to disclose and explain our CSR guidelines.

CSR FACTORS

Environment Factor

-     Group-wide environmental commitment: The company should clearly state that it supports a precautionary approach to environmental challenges. (see GRI principle Vision and Strategy 3.13 and UN Global Compact principle 7);

-     Identified risk areas: The company should identify the risks its business causes to the environment. It should mention the areas which require the special attention of a socially responsible corporate citizen.

-     Policy for managing environmental risk: The company should publish a group-wide environmental policy. Such a policy should disclose how the company manages the risks its business causes to the environment. It should mentions the initiatives taken to monitor and limit risk (see GRI principles EN 1 to 15 and UN Global Compact principle 8).

-     Disclosure of environmental performance: The company should provide up-to-date data on its environmental performance: the impact it has had in the past year, the measures it has taken to improve its management of environmental issues.

                                      147

-     Target setting: In addition to its past performance, the company should disclose target settings on reducing its impact on the environment in the coming years. (See GRI principle EN14).

-     Quantifiable targets: These targets should be quantifiable, in numbers or percentages (see GRI principle EN14).

-     External & independent review: The company's environmental report should be accredited by an independent and external audit. The external auditor will sign the company's environmental report.

-     Environmental commitment for the supplier: The company should disclose that it promotes the adoption of environmental standards for its suppliers. It is the company's responsibility to check if and how its suppliers are acting in a responsible manner, especially in the context of subcontracting.

-     Responsible Board member or committee on board level: The company should identify and name a board member or a committee on board level dealing with environmental matters. The commitment of management is at the heart of CSR.

-     Internal monitoring system: The company should show evidence that it has set up an internal monitoring system for its environmental performance, as one of the steps to foster sustainable CSR.

Human Resources Factor

-     Group-wide commitment to employees: The Company should clearly state that it is committed to the general well-being of its employees. This may include the company's support of ILO labour standards and the UN
      Declaration of human rights.

-     Health and safety commitment: The company should disclose a commitment to the specific health/safety risks of its employees.

-     Areas for safety/health risks: The company should identify the specific risks its business causes to the well-being of its employees.

-     Disclosure of a policy for managing safety/health risks: The company should disclose how it manages these risks group-wide.

-     Disclosure of health/safety performance: Does the company provide quantifiable data on its performance?

-     Disclosure of health/safety targets: The company should disclose its targets set to reduce any negative impact of its activities on the well-being of its employees.

-     Commitment to equal opportunity issues: The company should disclose its policy to support equal opportunity. The company should describe its programmes to prevent all forms of discrimination between employees, and show the diversity resulting from these efforts (see GRI principles
      LA10-11, HR4 and UN Global Compact principle 6).

-     Commitment to the principle of freedom of association: The company should state that it recognises the right to associate, and to collective bargaining. The company may describe the extent to which this policy is universally applied (see GRI principles LA3-4 and UN Global Compact principle 3).

-     Existence of regular employee satisfaction surveys: The company should disclose whether it conducted an employee satisfaction survey on health issues or working conditions.

-     Works council or similar strategic-level procedures for information: Is there evidence that the company has set up a council or foreseen other dispositions for workers' information, consultation and negotiation (see
      GRI principles LA4).

-     Existence of an independent verification process: Has the company been accredited by a recognised external party or does it follow a recognised standard (such as ISO10015) regarding human capital?

-     Existence of a responsible senior manager or board member: The company has a health and safety committee comprising management, and/or the company has a senior executive responsible for HR issues (see GRI principles LA6).

                                      148

External Social Policy Factor

-     Group-wide commitment to society: The company should state its group-wide commitment to community issues.

-     International human rights: The company should state its support and respect of international human rights standards. It should mention how it takes into account the impact of its activities on human rights. This can be stated in relation with human rights agreements or treaties (see GRI principles HR1-4 and UN Global Compact principle 1-2).

-     Policy referral to the importance of engagement with the stakeholders: The company shows evidence of a voluntary involvement or investment in the local community. The company should recognise that active dialogue with stakeholders is crucial for the success of CSR (see GRI principles SO1).

-     Is there evidence that the company is forming partnerships with external bodies? Has the company formed any partnerships with humanitarian or likewise organisations?

-     Senior manager or Board member responsible for these issues: The company should disclose who is responsible for all health and safety issues, ideally on board level. A senior manager or committee may be designated for the implementation of the social policy.

-     Information on the beneficiaries of help: The company specifies the identity of the main beneficiaries of its financial and in-kind donations.

-     Disclosure of total amount of charitable donations: The company should disclose the amount of donations to any group in terms of cash and in-kind
      (see GRI principle EC10).

-     Disclosure of political donations: The company should disclose its policy regarding political donations. If the company's policy allows political donations, it should specify the amounts paid (see GRI principle SO3 and
      SO5).

Board Commitment Factor

-     Board commitment to CSR factors: Is there evidence that the board takes regular account of these CSR factors?

Reporting Factors

-     Is there a separate report on sustainability/environment? The company should report thoroughly on all CSR factors. This can be done in a special section of the annual report, or in a separate report referred to in the annual report. CSR reporting on the company website is also acceptable.
      The report should be published annually. If not, the company should provide additional yearly performance data on its website.

-     Existence of reporting in accordance with the Global Reporting Initiative:
      The adoption of a recognised reporting framework enhances trust and accountability. We distinguish companies who report IN ACCORDANCE to the
      GRI principles from those who inspire themselves from the GRI principles.
      Both approaches are encouraged by the GRI.

-     External review of complete report: The signature of a recognised independent auditor enhances trust and accountability.

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                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

June 1, 2008

            Massachusetts Financial Services Company, MFS Institutional
      Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust
      Company, and MFS' other investment adviser subsidiaries (except Four
      Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS
      Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

            The MFS Proxy Voting Policies and Procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by
      MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS'
      clients.

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            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see
Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.
The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' Policy on Specific Issues

            ELECTION OF DIRECTORS

            MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

            MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1)
      since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

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            MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive
      Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be "excessive" due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted "excessive" executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the
      Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

                  MAJORITY VOTING AND DIRECTOR ELECTIONS

            MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals"). MFS considers voting against
      Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company's election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

      -     Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

      -     Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

      -     Vest management of the process in the company's independent directors, other than the nominee in question; and

      -     Outline the range of remedies that the independent directors may consider concerning the nominee.

                  CLASSIFIED BOARDS

MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

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            MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

            MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by- case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

            MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at
      U.S. issuers that are listed in the Standard and Poor's 100 index as of
      December 31 of the previous year.

            EXPENSING OF STOCK OPTIONS

            MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

            EXECUTIVE COMPENSATION

            MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer's compensation committee members is the appropriate mechanism to express our view on a company's compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance,
      MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

            MFS supports reasonably crafted shareholder proposals that (i)
      require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

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            EMPLOYEE STOCK PURCHASE PLANS

            MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

            MFS generally votes for proposals to rescind existing "poison pills"
      and proposals that would require shareholder approval to adopt prospective
      "poison pills." MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows
      MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2)
      either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill"
      allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients,
      MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

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            Issuance of Stock

            There are many legitimate reasons for the issuance of stock.
      Nevertheless, as noted above under "Non-Salary Compensation Programs,"
      when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

            REPURCHASE PROGRAMS

            MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.
      Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

            CONFIDENTIAL VOTING

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            CUMULATIVE VOTING

            MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case,
      MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

            WRITTEN CONSENT AND SPECIAL MEETINGS

            Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

            INDEPENDENT AUDITORS

            MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company.
      Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor.
      MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                                      155

            OTHER CORPORATE GOVERNANCE, CORPORATE RESPONSIBILITY AND SOCIAL
      ISSUES

            There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards), to include in the issuer's proxy statement an annual advisory shareholder vote as to the company's executive compensation practices during the previous year, to permit shareholders access to the company's proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and
      Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

            FOREIGN ISSUERS

            Many of the items on foreign proxies involve repetitive,
      non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor)
      for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v)
      approval of share repurchase programs.

            MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that
      (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific
      Issues-Election of Directors."

                                      156

            MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if
      MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated
      number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block"
      restriction lifted early (E.G., in some countries shares generally can be
      "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

            In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

      1. MFS PROXY VOTING COMMITTEE

            The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.
      The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The
      MFS Proxy Voting Committee:

                                      157

      a.    Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b.    Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these
            MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures;
            (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst
            (e.g. mergers and acquisitions); and

      c.    Considers special proxy issues as they may arise from time to time.

      2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non
Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS'
voting on a particular proxy matter should also be reported to the MFS Proxy
Voting Committee.

                                      158

In cases where proxies are voted in accordance with these MFS Proxy Voting
Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting
Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively,
"Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

            a.    Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and
                  (ii) MFS institutional clients (the "MFS Significant Client
                  List");

            b.    If the name of the issuer does not appear on the MFS
                  Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as
                  otherwise determined by the MFS Proxy Voting Committee;

            c.    If the name of the issuer appears on the MFS Significant
                  Client List, then the MFS Proxy Voting Committee will be
                  apprised of that fact and each member of the MFS Proxy Voting
                  Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS
                  believes to be the best long-term economic interests of MFS'
                  clients, and not in MFS' corporate interests; and

            d.    For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to
                  MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting
                  Committee determined that the votes were cast in the best
                  long-term economic interests of MFS' clients, and not in MFS'
                  corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS'
distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the
"underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

      3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data
Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional
      Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS'
      Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

                                      159

      4. ANALYZING PROXIES

            Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting
      Policies and Procedures as determined by the MFS Proxy Voting Committee.
      With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters.
      MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting
      Policies and Procedures.

            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes
      (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1)
      However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

-----------
(1)     From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

                                      160

      5. VOTING PROXIES

            In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the
      MFS Proxy Voting Committee may review and monitor the votes cast by the
      Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy
      Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy
      Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy
      Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy
      Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

            MFS will retain copies of these MFS Proxy Voting Policies and
      Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board
      of Managers of the MFS Funds for the period required by applicable law.
      Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

                                      161

E.  REPORTS

MFS Funds

            MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of
      Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives
      (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                      162

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

      If directed by Client, decisions on voting of proxies will be made by
Montag & Caldwell, Inc. ("M&C") in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

      If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

      Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

      Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee.
If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

      It is against M&C's policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C's advisory clients.

      The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

      Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

      M&C will generally support management on routine matters and will vote FOR the following proposals:

      -     Increase in authorized common shares.

      -     Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      -     Routine election or re-election of directors.

      -     Appointment or election of auditors.

      -     Directors' liability and indemnification.

      -     Time and location of annual meeting.

                                      163

COMPENSATION ISSUES

      M&C will review on a case by case basis the following issues:

      -     Compensation or salary levels.

      -     Incentive plans.

      -     Stock option plans.

      -     Employee stock purchase or ownership plans.

SOCIAL ISSUES

      Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

      We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

      -     Enforcing restrictive energy policies.

      -     Placing arbitrary restrictions on military contracting.

      -     Barring or placing arbitrary restrictions on trade with
            communist countries.

      -     Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

      -     Restricting the marketing of controversial products.

      -     Limiting corporate political activities.

      -     Barring or restricting charitable contributions.

      -     Enforcing general policy regarding employment practices based on arbitrary parameters.

      -     Enforcing a general policy regarding human rights based on arbitrary parameters.

      -     Enforcing a general policy regarding animal rights based on arbitrary parameters.

      -     Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

      Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate
America.

                                      164

      We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

      -     Changing the state of incorporation.

      -     Mergers, acquisitions, dissolvement.

      -     Indenture changes.

      -     Changes in capitalization.

SHAREHOLDER GOVERNANCE

      These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

      We will generally vote FOR the following management proposals:

      -     Majority approval of shareholders in acquisitions of a controlling share in the corporation.

      -     Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the
            corporation's by-laws.

      We will generally vote AGAINST the following management proposals:

      -     Super-majority provisions which require greater than 66-2/3%
            shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.

      -     Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

      -     The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      -     Proposals which do not allow replacements of existing members of the board of directors.

      We will generally vote FOR shareholder proposals which:

      -     Propose or support a majority of independent directors and/or independent audit, compensation, and nominating committees.

      -     Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

      -     Eliminate pension and benefit programs for outside directors.

      -     Eliminate a staggered board of directors.

                                      165

PROXY CONTESTS

      Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

      Proxy voting guidelines will be reviewed annually and approved by the
Investment Policy Committee.

      M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

      M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

      Proxy voting decisions will be made by at least one member of the Proxy
Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

      M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

      M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

      M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C's response to the client's written or verbal requests.

      The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

      The Supervisor of Information Processing will provide the Chief Compliance
Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Reviewed May 19, 2006

                                      166

            NEPTUNE INVESTMENT MANAGEMENT LIMITED ("NEPTUNE" OR "THE
                              COMPANY" PROXY VOTING
                             POLICIES AND PROCEDURES

1. BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be applied to ensure that such rights are exercised in a properly and timely exercised manner.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers
Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

2. POLICY

Neptune's, policy for proxy voting, which it considers to be a vital component of its fiduciary duty to its clients, is to fulfill its responsibility for voting proxies for portfolio securities consistent in a manner with the best economic interests of its clients. Neptune maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, Neptune will exercise discretionary voting authority over proxies issued on securities held in client accounts.

It is the policy of Neptune to vote, focused on the investment implications of each issue and in a manner that Neptune believes is in the best interests of its clients.

3. RESPONSIBILITY

The Neptune Proxy Voting Policy Committee and its designated service provider, a provider which is advised by the specific funds custodian, have the responsibility for the implementation and monitoring of the Company's proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                                      167

4. PROCEDURES

Neptune has adopted procedures to implement the Company's policy and conduct reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate. These procedures may be summarized as follows:

4.01 PROXY COMMITTEES

Neptune has established two Proxy Committees to oversee the proxy process. The
Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. Their
responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head of Research, the Chief Compliance
Officer and the designated Proxy Officer. No less than annually, the Committee is responsible for reviewing the guidelines it has established amending them as required and reviewing the performance of its voting agents. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Chief Compliance Officer, designated Investment Administration personnel and the Proxy Officer. No less than annually, the Committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any
Committee member throughout the year, based on issues that arise.

4.02 VOTING

The Proxy Voting Policy Committee is advised by the custodian of the fund's voting agent. Each voting agent provides analysis of proxy proposals, tracks and receives proxies for which Neptune's clients are entitled to vote and votes proxies pursuant to agreed upon guidelines. Neptune compiles and retains voting records. A Proxy Officer has been designated to coordinate communications between the Fund Administration personnel and each relevant voting agent. The
Proxy Officer named is Philip Keiff.

      The steps for reviewing and submitting votes are as follows:

      -     The Proxy Officer reviews the voting agent's systems on a weekly basis during the proxy season.

      -     The Proxy Officer prints copies of the upcoming voting agendas and the number of shares as noted by the voting agent as being held by
            Neptune.

      -     The Proxy Officer reviews the voting agendas, determines if there are any issues to report to the relevant Portfolio Manager, documents evidence of their review of the agenda and maintains copies in a proxy file.

      -     The Compliance Department will review, on a semi-annual basis, the
            Proxy Officer's proxy files to ensure there is evidence of review.

                                      168

      -     For each vote, the relevant Portfolio Manager reviews the number of shares held for reasonableness to ensure that the voting agent has an accurate record of the shares Neptune is responsible for voting.
            This process is facilitated by the Proxy Officer.

5. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Neptune will vote proxies in the best interests of each particular client. Neptune's policy is to vote all proxies from a specific issuer the same way for each client in the absence of qualifying instructions or restrictions from a client. Clients are permitted to place reasonable restrictions on Neptune's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

6. CONFLICTS OF INTEREST

Neptune has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the relevant Proxy Committee. In cases where Neptune believes there may be an actual or perceived conflict of interest, it seeks to address such conflicts in various ways, including the following:

      -     Documenting fully the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

      -     Requiring the approval of the Chief Compliance Officer prior to providing voting instructions to the voting agent;

      -     Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

      -     Seeking legal counsel.

In situations where Neptune perceives a material conflict of interest, it may:

      -     Defer to the voting recommendation of the voting agent;

      -     Vote pursuant to client direction (following disclosure of the conflict to the client),

      -     Vote reflectively (in the same proportion and manner as other shareholders),

      -     Abstain from voting; or

      -     Take such other action which, in the considered view of the Proxy
            Committee, protects the interests of its clients.

                                      169

Circumstances necessitating such actions may include the voting of proxies on securities issued by Neptune or the voting of proxies where Neptune or its affiliates have a direct financial interest.

The Proxy Officer and the Compliance Department will identify any conflicts that exist between the interests of Neptune and the client by reviewing the relationship of Neptune with the issuer of each security to determine if Neptune or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Neptune will maintain a record of the voting resolution of any conflict of interest.

7. RECORDKEEPING

The Proxy Voting Policy Committee shall retain the following proxy records in accordance with the applicable regulator's five-year retention requirement.

      -     These policies and procedures and any amendments;

      -     Each proxy statement that Neptune receives;

      -     A record of each vote that Neptune casts;

      -     Any document that Neptune created that was material to making a decision on how to vote proxies, or that documents that decision, including period reports to the Trustee/Depositary;

      -     A copy of each written request from a client for information on how
            Neptune voted such client's proxies, and a copy of any written response.

8. DISCLOSURE

      -     Neptune will provide clients on request, a summary of its proxy voting policy and procedures, including a statement, if required, detailing how Neptune voted a client's proxies.

      -     The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received
            Neptune's Policies and Procedures Document; or the Proxy Voting
            Policy Committee may send each client the amended Policies and
            Procedures Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

9. CLIENT REQUESTS FOR INFORMATION

      -     All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer, Karen Barker.

      -     In response to any request, the Proxy Committee will prepare a written response to the client with the information requested and, as appropriate will include the name of the issuer, the proposal voted upon, and how Neptune voted the client's proxy with respect to each proposal about which client enquired.

                                      170

                        OPTIMUM INVESTMENT ADVISORS, LLC
                        SUMMARY OF PROXY VOTING POLICIES
                                  AUGUST, 2006

INTRODUCTION

      Optimum Investment Advisors, LLC ("Optimum") manages discretionary accounts on behalf of a diverse group of clients, including individuals, trusts,
IRAs, ERISA plans, state and local government funds, corporations and charitable foundations. According to the provisions of Section 4 of Optimum's Investment
Advisory Agreement, unless the client is an employee benefit plan subject to
ERISA, Optimum does not vote proxies on behalf of clients, including in the circumstance where the client has instructed his custodian to forward proxies to
Optimum instead of to the client. Optimum does vote proxies for the ABN AMRO Mid
Cap Fund under its sub-advisory contract.

GENERAL POLICY

      Optimum acts as fiduciary and votes proxies in a way that it believes will be consistent with the best interest of the beneficial owners of the accounts and will maximize the market value of their investments. Although Optimum may consult with a third party on proxy issues, no outsider, including a client, will dictate Optimum's proxy voting.

      Optimum generally supports routine business matters, unless Optimum views support as contrary to the best financial interest of the shareholders. Optimum carefully reviews proposals for changes in status of a company, to determine whether such changes (such as mergers or restructurings) benefit the financial interests of the shareholders, and votes accordingly. Proposals that restrict shareholder democracy are generally not supported if such proposals restrict the rights of shareholders, particularly shareholders' ability to realize the value of their investment, and proposals that increase shareholder democracy are generally supported. Compensation proposals are reviewed individually using the same standards. However, all such matters are reviewed on a case-by-case basis and voted based on the financial interest of the shareholders.

CONFLICTS OF INTEREST

      On occasion, it is possible that Optimum will encounter some type of conflict between a proxy vote and a relationship Optimum has with a company or client. Optimum is aware that such conflicts might exist; however, Optimum will always vote in the best interest of the shareholders. In the case of a conflict,
Optimum may discuss the conflict and/or the vote with the client. Optimum will consult with an independent third party as well. Such conflicts and the actions taken will be documented.

RECORDKEEPING

      Optimum will maintain records of its proxy votes in accordance with the
Investment Advisers Act of 1940 and preserve such records for the 6 calendar years following the time any proxy vote is cast by Optimum, keeping the most recent 2 full calendar years of proxy voting records in Optimum's office.

DISCLOSURE

      Optimum will provide this summary of its proxy voting policy to all of its advisory clients annually, and Optimum will provide clients with records of proxy voting information for their own proxies at a client's request in accordance with Rule 204-2 of the Advisers Act.

      A copy of Optimum's Proxy Voting Policies and Procedures is available upon request.

                                      171

                        RIVER ROAD ASSET MANAGEMENT, LLC
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

SECTION
23 OF 32

POLICY

      River Road Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

      It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

      The Proxy Voting Policy Committee and its designated service provider,
Institutional Shareholder Services ("ISS"), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                                      172

PROCEDURE

      River Road Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

PROXY COMMITTEE'S

      River Road Asset Management has established two Proxy Committee's to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy
Voting Procedure Committee. There responsibilities are as follows:

      The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent.
Meetings may be called by any Committee member throughout the year, based on issues that arise.

      The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minumim of the Director of
Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

VOTING

      The Proxy Voting Policy Committee has hired Institutional Shareholder
Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which River Road Asset Management's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for River Road Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts,
Investment Operations personnel and ISS. The Proxy Officer named is Keri
Chandler.

      The steps for reviewing and submitting votes are as follows:

      -     The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

      -     The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by River Road
            Asset Management.

      -     The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

      -     The Compliance Department will review on a semi-annually
            basis, the Proxy Analyst's proxy files to ensure there is evidence of review.

                                      173

      -     For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares River Road Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

      -     Once a month or more often, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to River Road Asset Management are included in this feed.

      -     ISS matches the client accounts to the applicable proxy and records the vote.

VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, River Road
Asset Management will vote proxies in the best interests of each particular client. River Road Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on River Road
Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities. 2005 Approved Proxy
Voting Guidelines.

CONFLICTS OF INTEREST

      River Road Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy
Committee. In cases where River Road Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

      -     Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

      -     Requiring the approval of the Department Head and the CCO prior to providing voting instructions to the voting agent;

      -     Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

      -     Seeking legal counsel.

      In situations where River Road Asset Management perceives a material conflict of interest, the Adviser may:

      -     Defer to the voting recommendation of ISS or another independent third party;

      -     Vote pursuant to client direction (following disclosure of the conflict to the client)

      -     Vote reflectively (in the same proportion and manner as other shareholders),

      -     Abstain from voting; or

                                      174

      -     Take such other action which protects the interests of its clients.

      Circumstances necessitating such actions may include the voting of proxies on securities issued by River Road Asset Management's affiliated corporations or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of River
Road Asset Management with the issuer of each security to determine if River
Road Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

      If a material conflict of interest exists, the Proxy Voting Policy
Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

      ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      -     These policies and procedures and any amendments;

      -     Each proxy statement that River Road Asset Management receives;

      -     A record of each vote that River Road Asset Management casts;

      -     Any document River Road Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the GENERAL MANAGER;

      -     A copy of each written request from a client for information on how
            River Road Asset Management voted such client's proxies, and a copy of any written response.

DISCLOSURE

      -     River Road Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how River Road Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

      -     The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received River
            Road Asset Management's Disclosure Document; or the Proxy Voting
            Policy Committee may send each client the amended Disclosure
            Document. Either mailing shall highlight the inclusion of
            information regarding proxy voting.

                                      175

CLIENT REQUESTS FOR INFORMATION

      -     All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

      -     In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how River Road
            Asset Management voted the client's proxy with respect to each proposal about which client enquired.

REGULATORY REFERENCE

Proxy Voting

                               MANUAL VERSION RELEASE DATE: 1/5/2006 10:24:47 AM
      323-A Main St. -- P.O. Box 71 -- Lakeville, CT, 06039 -- (860) 435-0200 --
                                                              fax (860) 435-0031
     (C) Copyright 2005-2006, National Regulatory Services. All Rights Reserved.

                                      176

                                  PROXY VOTING
                             POLICIES AND PROCEDURES
                           TAMRO CAPITAL PARTNERS, LLC

POLICY

TAMRO, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. The Company maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company's proxy policies and practices.
Company policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents for the client or another party, TAMRO will exercise discretionary voting authority over proxies issued on securities held in client accounts. It is TAMRO policy to vote with a focus on the basis of the investment implications of each issue and in a manner that the Company believes is in the best interest of its clients.

Where possible, it is TAMRO policy to take action on behalf of clients with regard to portfolio holdings which are subject to corporate actions (of a non-proxy nature) so long as the Company is in a position to: (1) have reason to know that the client portfolio holds such a security for which there is a corporation action; and (2) have receipt of notice of corporate action from the client custodian who maintains custody of such security on behalf of the client.
Common corporate actions include tender offers, spin-offs, mergers/de-mergers, and name changes.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are exercised properly and in a timely fashion. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by
Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3)
describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

                                      177

RESPONSIBILITY

It is the Trader's responsibility to notify the Investment Team of all pending proxy votes. The Investment Team and its designated proxy service provider have the responsibility for the implementation and monitoring of the Company's proxy voting policy, practices, disclosures and record keeping. The Investment Team considers the recommendations of the proxy service provider, but may override such recommendations as deemed appropriate. The CIO is responsible for all override approvals. It is the responsibility of client custodians to notify the
Company of pending corporate actions which impact securities held in client portfolios managed by TAMRO.

PROCEDURES / INTERNAL CONTROLS

TAMRO has adopted procedures to implement, monitor, and amend as necessary the
Company's corporate action and proxy policies, as summarized below.

ROLE OF INVESTMENT TEAM

It is the responsibility of the Investment Team to oversee the proxy process. At least annually, the Investment Team is responsible for approving or amending the guidelines it has established, reviewing the performance of the proxy service provider, and addressing any procedural issues that may arise in proxy voting processes. Meetings may be called by any Investment Team member throughout the year, based on issues that arise.

PROXY VOTING

The proxy service provider offers analysis of proxy proposals, tracks and receives proxies for which TAMRO clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Company.

The steps for reviewing and submitting votes are as follows:

-    The Trader reviews the proxy system on a weekly basis during proxy season.

-    The Trader saves copies of the upcoming voting agendas and the number of shares held by TAMRO.

-    The Trader reviews the voting agendas, determines if there are any issues to report to the Investment Team, documents evidence of their review of the agenda, and maintains the copies in a proxy file.

-    For each vote, the Trader reviews the number of shares held for reasonability to ensure that the provider has an accurate record of the shares TAMRO is responsible for voting.

-    If the  Investment  Team chooses to override the proxy  service  provider's recommendations,  the CIO will  complete and sign a Proxy  Override Form to document the decision. Override forms are maintained in proxy files held by the Trader.

-    Once a week the Operations Department submits a file of current clients and their holdings to the proxy provider. Only clients that have delegated voting to TAMRO are included in this feed.

-    The proxy service provider matches the client accounts to the applicable proxy, records the vote and reconciles shares held in TAMRO client accounts against the ballots received for the accounts. Exact matches may not occur due to certain accounts having securities lending arrangements.

-    The CCO will review on a periodic basis the Trader's proxy files to ensure there is evidence of review.

                                      178

VOTING GUIDELINES

In the absence of specific voting guidelines from the client, TAMRO will vote proxies in the best interests of each particular client. The Company's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Company's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

CONFLICTS OF INTEREST

There may be instances where the Company or its access persons are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when
TAMRO has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company), or a third party that is a proponent of a particular outcome on a proxy issue. TAMRO requires documentation regarding potential conflicts of interest. In cases where it believes there may be an actual or perceived conflict of interest, the Company requires additional steps that may include obtaining the prior approval of the CCO, obtaining
Investment Team review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients. In all such cases, proxy records will fully reflect such conflicts and their resolution, and include evidence of approvals as necessary.

RECORDKEEPING

TAMRO and the service provider shall retain the following proxy records in accordance with SEC retention requirements:

-    These policies and procedures and any amendments.

-    Each proxy statement that TAMRO receives.

-    A record of each vote that TAMRO casts.

-    Any document TAMRO created that was material to making a decision how to vote proxies, or that memorializes that decision, including Proxy Override
     Forms.

-    A copy of each written request from a client for information on how TAMRO voted such client's proxies, and a copy of any written response.

DISCLOSURE

-    TAMRO will provide information in its ADV Form, Part II summarizing proxy voting policy and procedures, including a statement that clients may request information regarding how the Company voted proxies, and that clients may request a copy of these policies and procedures. Form ADV Part
     II is provided at the time of contract execution and offered annually thereafter.

OTHER CORPORATE ACTIONS

-    At the time of a new client relationship, TAMRO shall direct the client's custodian to add the Company to the mailing/notification list should a corporate action notice come to the attention of the custodian for a holding in the client's TAMRO portfolio. Copies of corporate action notices should be sent to the attention of the Trader.

                                      179

-    The Investment Team shall act upon all such corporate action notices upon receipt, where possible, in a manner that is deemed to be in the client's best interests.

-    All copies of approved corporate action records are maintained in the designated centralized client files maintained by the COO.

CLIENT REQUESTS FOR INFORMATION

-    All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

-    In response to any request the Investment Team and its designated service provider will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and the manner in which TAMRO voted the client's proxy with respect to each proposal about which the client inquired.

                                      180

                                  PROXY VOTING
                             POLICIES AND PROCEDURES
                         TAPLIN, CANIDA & HABACHT, INC.

POLICY

      TCH, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The Adviser may offer assistance as to proxy matters upon a client's request, but the client in all cases has either retained the proxy voting responsibility or designated the responsibility to the custodian or other third party. Upon client request, TCH would consider accepting such responsibility. Consequently, TCH would amend current disclosures and adopt appropriate policies.

      TCH's policy of having no proxy voting responsibility is disclosed to clients in the ADV. TCH has also adopted the policy to include disclosure in all future contracts that the Adviser does not vote proxies.

      The vast majority of ERISA accounts to which TCH acts as investment advisor are fixed-income accounts, which do not participate in proxy voting.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are property and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how your address material conflicts that may arise between your interests and those of your client's (b) to disclose to clients how they may obtain information from you with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of your proxy voting policies and procedures and, upon request, furnish a copy to your clients.

                                      181

                            VEREDUS ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
                               AS OF MAY 31, 2005

I. POLICY

      Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, VAM will vote proxies in the best interests of the clients.

      The key objectives of the following policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

III. PROXY VOTING PROCEDURES

      (1)   In an effort to assist VAM in gathering information and voting, VAM has outsourced proxy voting to Institutional Shareholder Services
            (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. ISS researches the proxy issues and provides a voting recommendation based upon their proxy-voting manual utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request). VAM accesses this information via the internet and determines if we agree with the recommendations made by ISS. VAM maintains the right to determine the final vote made. If ISS recommends voting against management, special attention is given to the issue to determine if VAM agrees with the
            recommendation. VAM will research the issue and discuss it with the portfolio managers and if it is determined that a vote with management is in the best interest of the client, we will change the vote by logging onto the ISS Proxymaster website where a manual vote change can be made.

      (2)   As VAM is utilizing ISS, a third party proxy service, we must ensure that ISS does not have a conflict through a separate relationship with an issuer prior to VAM accepting recommendations on voting issues. As part of our voting procedures, VAM will contact ISS and obtain information on any services ISS has performed for the issuer in question and the dollar amount paid for the service. VAM will then assess the information and determine if a conflict exists. If it is determined that a conflict does exist, VAM will perform it's own research of the issues and make an informed decision on the vote. If no conflict exists, VAM will consider the ISS
            recommendation as usual.

                                      182

IV.  CONFLICTS OF INTEREST

      (1)   The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. This examination will include a review of the relationship of VAM and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of VAM or an affiliate of VAM or has some other relationship with VAM or a client of VAM.

      (2)   If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. VAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee
            Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when VAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, VAM will give the ERISA client the
            opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of VAM when voting proxies if such a conflict exists.

V.   DISCLOSURE

      (1)   VAM will disclose in its Form ADV Part II that clients may contact the Proxy Administrator, Amy Benningfield, via e-mail,
            abenningfield@veredus.com or telephone (502) 214-5281 in order to obtain information on how VAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Administrator will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how VAM voted the client's proxy.

      (2)   A concise summary of these Proxy Voting Policies and Procedures will be included in VAM's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Administrator will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  RECORDKEEPING

      The Proxy Administrator will maintain files relating to VAM's proxy voting procedures in VAM's office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM. Records of the following will be included in the files:

      (1)   Copies of these proxy voting policies and procedures, and any amendments thereto.

      (2)   A copy of any document VAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      (3)   A copy of each written client request for information on how VAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how VAM voted its proxies.

      As VAM has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the internet, we will not maintain paper copies within our office.

                                      183

                     PROXY VOTING GUIDELINES AND PROCEDURES
                       NEW CENTURY CAPITAL MANAGEMENT LLC
                                DECEMBER 5, 2007

      The following represents the guidelines and procedures for NCCM with respect to the voting of proxies on behalf of all clients for which NCCM has responsibility for voting proxies and the keeping of records relating to proxy voting.

      A. GENERAL POLICY. NCCM shall vote proxies related to securities held by clients in a manner guided solely by the best interest of the clients. NCCM shall consider only those factors that relate to the clients' investment, including how its vote will economically impact and affect the value of the clients' investment. Proxy votes generally will be cast in favor of the management recommendation that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholders influence over issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against management recommendations having the opposite effect. Accordingly,
NCCM has engaged Broadridge's ProxyEdge voting services to vote all proxies on behalf of client accounts and recording keeping services.

      B. PROXY VOTING ADMINISTRATION. The Director of Operations or her designee works with the proxy voting service and is responsible for ensuring that all proxies are voted.

      C. VOTING AND USE OF PROXY VOTING SERVICE. NCCM has engaged Broadridge
ProxyEdge Service, an independent Proxy Voting Service, to give NCCM online access in the voting of proxies. In addition, ProxyEdge is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to NCCM upon request. NCCM will process all proxy votes in accordance with the above policy. NCCM will use echo voting for investment company shares when required by law.

      D. CONFLICTS OF INTEREST. NCCM shall vote all proxies based on the best interest of NCCM's clients in accordance with the above policy. NCCM shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy. In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that NCCM is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the Chief Compliance Officer to determine whether a material conflict exists.

      E. REPORTING AND RECORD RETENTION. Upon request, on an annual basis, NCCM will provide its clients with the proxy voting record for that client's account.
The Director of Operations or her designee shall retain records of votes cast on behalf of clients and records of client requests for proxy voting information.
Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. In addition, NCCM will retain copies of its Proxy Voting Procedures and
Guidelines. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

      F. REVIEW OF POLICY. NCCM shall periodically review this policy and the services provided by Broadridge ProxyEdge and Broadridge ProxyDisclosure to file
N-PX to determine whether the continued use of Broadridge is in the best interest of clients.

                                      184

                              SMART PORTFOLIOS LLC
                        IA POLICIES AND PROCEDURES MANUAL

                               12/04/07 TO CURRENT

                                  PROXY VOTING

Policy

Smart Portfolios LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers
Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Policy Committee has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Smart Portfolios LLC has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

-    All employees will forward any proxy materials received on behalf of clients to the Investment Policy Committee;

                                      185

-    The Investment Policy Committee or designated personnel will determine which client accounts hold the security to which the proxy relates;

-    Absent material conflicts, the Investment Policy Committee will determine how Smart Portfolios LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

-    Smart Portfolios LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Smart Portfolios LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

-    All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Investment
     Policy Committee.

-    In response to any request the Investment Policy Committee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Smart Portfolios LLC voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

-    In the absence of specific voting guidelines from the client, Smart
     Portfolios LLC will vote proxies in the best interests of each particular client. Smart Portfolios LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on
     Smart Portfolios LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

-    Smart Portfolios LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

-    Smart Portfolios LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

-    Smart Portfolios LLC will use echo voting for investment company shares when required by law.

-    In reviewing proposals, Smart Portfolios LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

                                      186

Conflicts of Interest

-    Smart Portfolios LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of
     Smart Portfolios LLC with the issuer of each security to determine if Smart
     Portfolios LLC or any of its employees has any financial, business or personal relationship with the issuer.

-    If a material conflict of interest exists, the Investment Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

-    Smart Portfolios LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Investment Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

-    These policies and procedures and any amendments;

-    Each proxy statement that Smart Portfolios LLC receives;

-    A record of each vote that Smart Portfolios LLC casts;

-    Any document Smart Portfolios LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Investment Policy Committee or proxy committee, if applicable.

-    A copy of each written request from a client for information on how Smart
     Portfolios LLC voted such client's proxies, and a copy of any written response.

                                      187

                     Baring Asset Management Group Companies
                                (the "Companies")

                      Proxy Voting Policies and Procedures

Executive Summary

      The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The
Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the
Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the
Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients' accounts. For ERISA clients
(i.e., employee benefit plans formed pursuant to the Employee Retirement Income
Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the "active/passive" commingled funds maintained at State Street Bank and Trust ("State Street"), as State Street
retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

      The Companies reserve the right to amend these Proxy Voting Policies and
Procedures from time to time without prior notice to their clients.

      Special Circumstances When Proxy Votes May Not Be Cast

      In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S.
securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may "block," or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies' clients.

      The U.S. Department of Labor (the "U.S. Labor Department"), which enforces
ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients' shares against the cost of voting.

                                      188

      In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies' clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

      Institutional Shareholder Services ("ISS")

      The Companies have contracted with ISS, an independent third party service provider, to vote the Companies' clients' proxies according to ISS's proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

      The clients' custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

      ISS Conflict of Interest

      There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct
ISS how to vote the proxies. If the Companies have a conflict of interest, the
Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

      Override of ISS Recommendation

      There may be occasions where the Companies' portfolio managers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that the Companies' portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Global Events Department.

                                      189

      The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under
'Conflicts of Interest' is followed.

      Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager.
The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

      The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

      There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client's account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

      Proxy Committee

      The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the
Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

      The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

                                      190

      The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies' adherence to these Procedures; (ii)
review votes against ISS recommendations or where ISS was conflicted; (iii)
review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

      Conflicts of Interest -- general

      To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the
Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the
Proxy Committee shall determine how the proxy is to be voted, in which case the
Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

      There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the
Global Events Department.

      The following are examples of situations where a conflict of interest may exist:

            -     The company soliciting the proxy is a client of the Companies;

            -     The company soliciting the proxy is an affiliate of the
                  Companies;

            -     An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

            -     A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

                                      191

      To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client's parent company) of the Companies. The
Companies currently have no affiliates that are publicly traded companies. The
London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global
Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events
Department, via the proxy voting form, if said portfolio manager, member or said member's partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

      The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client's direction to vote the proxy.

CONFLICTS OF INTEREST -- BARINGS MUTUAL FUNDS

DISCRETIONARY CLIENTS.

      Where the IMA requires it OR for UK mutual funds, we cannot vote our
Clients' holdings of any mutual funds or other securities managed or advised by
Barings or any other member of the MassMutual group -- an "In-House Vote" --
unless we have obtained the relevant Client's prior instructions on how to vote that particular holding -- and irrespective of whether we are voting in line with ISS's recommendation.

      In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

      The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

      MUTUAL FUNDS

      In a situation where one Barings mutual fund is invested in another
Barings mutual fund then the following process should be followed.

                                      192

      UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

      Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general 'Conflict of Interest' section above. If a
Portfolio Manager wishes to override ISS (or another independent third party)
recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings' clients.

ISS Proxy Voting Guidelines

      A copy of ISS's proxy voting guidelines can be found on the ISS Website at
http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

      A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client's account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client's behalf by contacting their client service representative.

Recordkeeping

      The Companies must retain the following documentation as it relates to proxy voting:

1.    Copies of all Proxy Voting policies & Procedures;

2.    A copy of each proxy statement received regarding client securities;

      (An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser's behalf, a copy of a proxy statement
      (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission's
      Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.    A record of each vote cast on behalf of a client;

      (An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser's behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.    A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.    A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

      The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the
Global Events Department to maintain the above records.

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                       CARDINAL CAPITAL MANEGEMENT, L.L.C.
                      PROXY VOTING POLICIES AND PROCEDURES

                              AS OF AUGUST 1, 2006

I. POLICY

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  PROXY VOTING PROCEDURES

      (a) All proxies received by Cardinal Capital will be sent to Thomas J.
Spelman. Thomas J. Spelman will:

            (1) Keep a record of each proxy received;

            (2) Forward the proxy to the appropriate Portfolio Manager.

            (3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

            (4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls
(reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

            (5) Absent material conflicts (see Section IV), the Portfolio
Manager will determine how Cardinal Capital should vote the proxy. The Portfolio
Manager will send its decision on how Cardinal Capital will vote a proxy to
Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

            (6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas
J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

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III.  VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, Cardinal
Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Cardinal
Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

      Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

      Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

            For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

            (1)   Whether the proposal was recommended by management and
                  Cardinal Capital's opinion of management;

            (2)   Whether the proposal acts to entrench existing management; and

            (3)   Whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

            (1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal
Capital.

            (2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

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V.   DISCLOSURE

      (a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at
tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client's proxy.

      (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.   RECORDKEEPING

      Thomas J. Spelman will maintain files relating to Cardinal Capital's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

      (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

      (b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

      (c) A record of each vote that Cardinal Capital casts.

      (d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

      (e) A copy of each written client request for information on how Cardinal
Capital voted such client's proxies, and a copy of any written response to any
(written or oral) client request for information on how Cardinal Capital voted its proxies.

                                      196

                       PROXY VOTING POLICY AND PROCEDURES

                          MB INVESTMENT PARTNERS, INC.

                                Adopted June 2003

      I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

      II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Portfolio Manager who will:

            -    Keep a record of each proxy received;

            -    Determine which accounts managed by the Adviser hold the
                 security to which the proxy relates;

            -    Absent material conflicts (see Section IV below), the Portfolio
                 Manager will determine how the Adviser should vote the proxy.
                 The Portfolio Manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Portfolio
                 Manager is responsible for completing the proxy and delivering the proxy in a timely and appropriate manner.

      III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

            -     Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock

            -     Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce
                  cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

                                      197

            -     Whether the proposal was recommended by management and the
                  Adviser's opinion of management;

            -     Whether the proposal acts to entrench existing management; and

            -     Whether the proposal fairly compensates management for past and future performance.

      IV. CONFLICTS OF INTEREST

      1.    The Portfolio Manager will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the
            Adviser or a client of the Adviser. The Compliance Officer will review proxy votes submitted by the Portfolio Manager for any conflicts of the manager.

      2.    If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above are in the best interests of the client. If a material conflict exists, the Adviser will also disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of
            1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the
            Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves.

      V. DISCLOSURE

      1.    The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client's proxy.

      2.    A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance
            Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Adviser's Form ADV
            Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

      VI. RECORDKEEPING

The Compliance Officer will maintain files or ensure files are being maintained by the appropriate personnel of the Adviser relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

            -    Copies of this proxy voting policy and procedures, and any amendments thereto.

            -    A copy of each proxy statement that the Adviser receives.

            -    A record of each vote that the Adviser casts.2

            -    A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

            -    A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

1    The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

2    The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

                                      198